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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SUPERVALU INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice of Annual Meeting of Stockholders
To Be Held Wednesday, July 16, 2014

        The Annual Meeting of Stockholders of SUPERVALU INC. will be held on Wednesday, July 16, 2014, at 9:30 a.m., Central Time, at the Hilton Hotel, 3900 American Boulevard West, Bloomington, Minnesota 55437 and on the Internet at www.proxyvote.com or www.virtualshareholdermeeting.com/svu14, for the following purposes:

        1)    to elect eleven directors;

        2)    to ratify the appointment of KPMG LLP as independent registered public accountants;

        3)    to hold an advisory vote on executive compensation;

        4)    to approve an amended and restated SUPERVALU INC. 2012 Stock Plan; and

        5)    to transact such other business as may properly come before the meeting.

Record Date

        The Board of Directors has fixed the close of business on May 22, 2014 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the meeting. Holders of SUPERVALU's common stock are entitled to one vote for each share held of record on the record date.

        IMPORTANT: We hope you will be able to attend the meeting in person and you are cordially invited to attend. If you expect to attend the meeting, please check the appropriate box on the proxy card when you return your proxy by mail or follow the instructions on your proxy card to vote and confirm your attendance by telephone or the Internet.

PLEASE NOTE THAT YOU WILL NEED PROOF
THAT YOU OWN SUPERVALU STOCK TO BE ADMITTED TO THE MEETING

        Record stockholder:    If your shares are registered directly in your name, please bring proof of stock ownership.

        Shares held in street name by a broker or a bank:    If your shares are held for your account in the name of a broker, bank or other nominee, please bring a current brokerage statement, letter from your stockbroker or other proof of stock ownership to the meeting.

Virtual Meeting Option

        If you are unable to attend the Annual Meeting of Stockholders in person, you may attend and participate in the meeting via the Internet, including submitting questions, at www.proxyvote.com or www.virtualshareholdermeeting.com/svu14. Instructions on how to participate and demonstrate proof of stock ownership are posted at www.proxyvote.com and at www.virtualshareholdermeeting.com/svu14.

        If you need special assistance because of a disability or if you need directions to attend the meeting and vote in person, please contact the Corporate Secretary's office, by mail at P.O. Box 990, Minneapolis, Minnesota 55440 or by telephone at (952) 828-4000.

BY ORDER OF THE BOARD OF DIRECTORS

Karla C. Robertson Executive Vice President, General Counsel and Corporate Secretary

June 3, 2014

ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS

Attending in person

  •
  Doors open at 9:00 a.m. Central Time

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  Meeting starts at 9:30 a.m. Central Time

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  You do not need to attend the meeting to vote if you submitted your proxy in advance of the meeting

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  The use of cameras and recording devices is prohibited

Attending and participating via the Internet

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  Webcast starts at 9:30 a.m. Central Time

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  Stockholders may vote and submit questions while attending the meeting via the Internet

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  Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com

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  You may directly link to the virtual stockholder meeting at www.virtualshareholdermeeting.com/svu14

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  Anyone can listen to the meeting live via the Internet at www.supervalu.com

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  Webcast replay will be available until July 15, 2015

PROXY STATEMENT TABLE OF CONTENTS

PROXY STATEMENT

        The Board of Directors of SUPERVALU INC. ("SUPERVALU," the "Company," "we," "us" or "our") is soliciting proxies for use at the 2014 Annual Meeting of Stockholders to be held on Wednesday, July 16, 2014, at 9:30 a.m., Central Time, at the Hilton Hotel, 3900 American Boulevard West, Bloomington, Minnesota 55437 and on the Internet at www.proxyvote.com or www.virtualshareholdermeeting.com/svu14, and at any adjournment or postponement of the meeting. The proxy materials were either made available to you over the Internet or mailed to you beginning on or about June 3, 2014.

VOTING PROCEDURES

Number of Shares Outstanding

        SUPERVALU has one class of capital stock outstanding, common stock. The holders of common stock are entitled to one vote for each share held. As of May 22, 2014, the record date for the meeting, 260,426,913 shares of common stock were outstanding and are eligible to vote at the meeting.

Vote Required and Method of Counting Votes

        You may vote "FOR," "AGAINST" or "ABSTAIN" on Items 1 through 4 described below. If you submit your proxy, but abstain from voting, your shares will be counted as present at the meeting for the purpose of determining a quorum.

        If you hold your shares in street name and do not provide voting instructions to your broker, they will be counted as present at the meeting for the purpose of determining a quorum and may be voted on Item 2 (Ratification of the Appointment of the Independent Registered Public Accountants) at the discretion of your broker. If you hold your shares in street name, it is critical that you cast your vote if you want it to count for Item 1 (Election of Directors), Item 3 (Advisory Vote on Executive Compensation) and Item 4 (Approval of an Amended and Restated SUPERVALU INC. 2012 Stock Plan). If you hold your shares in street name and you do not indicate how you want your shares voted in the election of directors, on the advisory vote on executive compensation and on the approval of an Amended and Restated SUPERVALU INC. 2012 Stock Plan, your bank or broker is not allowed to vote those shares on your behalf on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, on the advisory vote on executive compensation and on the Amended and Restated SUPERVALU INC. 2012 Stock Plan, no votes will be cast on your behalf with respect to these items.

        The following is an explanation of the vote required for each of the items to be voted on.

        Item 1.    Election of Directors.    Each director nominee receiving a majority of the votes cast will be elected as a director. This means that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that director nominee in order for that nominee to be elected as a director. If, however, the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. A plurality means that the eleven director nominees who receive the highest number of votes cast will be elected. In either event, shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors.

        Item 2.    Ratification of the Appointment of the Independent Registered Public Accountants.    The affirmative vote of a majority of the shares of common stock present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 3.    Advisory Vote on Executive Compensation.    The affirmative vote of a majority of the shares of common stock present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 4.    Approval of an Amended and Restated SUPERVALU INC. 2012 Stock Plan.    The affirmative vote of a majority of the shares of common stock present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        YOUR VOTE IS VERY IMPORTANT.    Whether or not you expect to attend the meeting in person or via the Internet, please submit your proxy vote in one of the following ways:

  •
  Voting by Mail.  If you wish to vote by mail, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided.

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  Voting by Telephone and the Internet.  If you wish to vote by telephone or the Internet, please follow the instructions on the enclosed proxy card. If you vote by telephone or the Internet, you do not need to return the proxy card.

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  Shares held in Street Name.  If your shares are held in the name of a bank, broker or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Telephone and Internet voting are also available to stockholders owning stock through most major banks and brokers.

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  Voting by Participants in Employee Benefit Plans.  If you own shares of SUPERVALU common stock as a participant in one or more of our employee benefit plans, you will receive a single proxy card that covers both the shares credited to your plan account(s) and the shares you own that are registered in the same name. If any of your plan accounts are not in the same name as your shares of record, you may receive separate proxy cards for the shares held in each named account. Proxies submitted by plan participants will serve as voting instructions to the trustee for that plan whether provided by mail, telephone or the Internet. If you do not make an affirmative election as to how you want your shares to be voted, the trustee will vote those shares in the same proportion as other participants in that plan affirmatively elected to vote their shares.

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  Revoking Your Proxy.  With the exception of shares held in employee benefit plan accounts, you may revoke your proxy at any time before your shares are voted by sending a written statement to the Corporate Secretary, or by submitting another proxy with a later date. You may also revoke your proxy by voting at the meeting in person or via the Internet. With respect to shares held in employee benefit plan accounts, you may revoke your proxy for those shares up until 11:59 p.m. Eastern Time on July 14, 2014.

        It is important that all stockholders vote. If you submit a proxy by mail, telephone or the Internet without indicating how you want to vote, your shares will be voted as recommended by the Board of Directors.

ATTENDING THE ANNUAL MEETING

        If you plan to attend the Annual Meeting in person or via the Internet, you will need to provide proof that you own SUPERVALU stock in order to be admitted to the meeting.

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  Record Stockholders.  If you are a record stockholder (i.e., a person who owns shares registered directly in his or her name with SUPERVALU's transfer agent) and plan to attend the meeting, please indicate this when voting, either by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or Internet voting.

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  Owners of Shares Held in Street Name.  Beneficial owners of SUPERVALU common stock held in street name by a broker, bank or other nominee will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the broker, bank or other nominee are examples of proof of ownership. If your shares are held in street name and you want to vote in person at the meeting, you must obtain a written proxy from the broker, bank or other nominee holding your shares.

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  Internet Participants. If you wish to attend the meeting via the Internet, instructions on how to participate and demonstrate proof of stock ownership are posted at www.proxyvote.com. Stockholders attending the meeting via the Internet may vote during the meeting. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.proxyvote.com or www.virtualshareholdermeeting.com/svu14.

        If you vote in person or via the Internet at the meeting, your vote will replace any votes you previously submitted by proxy, except with respect to shares held in employee benefit plan accounts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information with respect to the only persons or groups known to us as of May 22, 2014, to be the beneficial owners of more than five percent of SUPERVALU common stock.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership	Percent of Class	&zwsp;
(1)	Symphony Investors LLC, c/o Cerberus Capital Management, L.P., 875 Third Avenue, 11th Floor, New York, NY 10022	54,164,098	20.80%
(2)	JANA Partners LLC, 767 Fifth Avenue, 8th Floor, New York, New York 10153	30,234,893	11.61%	&zwsp;
(3)	BlackRock, Inc., 40 East 52nd Street, New York, NY 10022	24,223,613	9.30%
(4)	State Street Corporation, State Street Financial Center, One Lincoln Street, Boston, MA 02111	13,064,877	5.02%	&zwsp;

(1)
Share ownership is as of January 22, 2014, as set forth in the Schedule 13D/A (Amendment No. 1) filed with the Securities and Exchange Commission (the "SEC") on January 22, 2014. According to that filing, Symphony Investors LLC ("Symphony") may be deemed to beneficially own 54,164,098 shares of SUPERVALU common stock. As of January 22, 2014, Kimvue Acquisition, LLC, a New York limited liability company ("Kimco"), held 8,173,362 of such shares, which it received on March 21, 2013 as a distribution from Symphony in exchange for its interests in Symphony. Pursuant to the Letter Agreement, dated March 21, 2013, by and between Symphony and Kimco, Symphony possesses the power to vote and the power to direct the disposition of such shares held by Kimco. Hersch M. Klaff, a member of Symphony's board of managers, may be deemed to have beneficial ownership of common shares through several entities in which he either has an economic interest or for which he serves as an advisor. Mr. Klaff disclaims beneficial ownership of the shares with respect to any entities in which he does not have an economic interest.

(2)
Share ownership is as of May 5, 2014, as set forth in a Schedule 13G/A (Amendment No. 1) filed with the SEC on May 5, 2014. According to that filing, JANA Partners LLC, a private money management firm, is deemed to beneficially own 30,234,893 shares of SUPERVALU common stock, with sole voting power and sole dispositive power as to all of such shares.

(3)
Share ownership is as of December 31, 2013, as set forth in a Schedule 13G/A (Amendment No. 1) filed with the SEC on January 30, 2014. According to that filing, BlackRock, Inc., a parent holding company, is deemed to beneficially own 24,223,613 shares of SUPERVALU common stock, with sole dispositive power as to all of such shares and sole voting power as to 23,579,921 shares.

(4)
Share ownership is as of December 31, 2013, as set forth in a Schedule 13G filed with the SEC on February 4, 2014. According to that filing, State Street Corporation, including through certain of its direct or indirect subsidiaries, is deemed to beneficially own 13,064,877 shares of SUPERVALU common stock, over which it has shared voting and dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth information as of May 22, 2014 concerning beneficial ownership of SUPERVALU's common stock by each director and director nominee, for each of the executive officers named in the Summary Compensation Table (the "Named Executive Officers" or "NEOs") and for all of our directors and executive officers as a group.

        The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class	&zwsp;
Donald R. Chappel	189,336	*
Irwin S. Cohen	171,689	*	&zwsp;
Philip L. Francis	150,310	*
Eric G. Johnson	28,182	*	&zwsp;
Mathew M. Pendo	3,267	*
Matthew E. Rubel	131,457	*	&zwsp;
Wayne C. Sales	966,264	*
Frank A. Savage	6,142	*	&zwsp;
John T. Standley	23,908	*
Gerald L. Storch	23,664	*	&zwsp;
Sam Duncan	782,164	*
Bruce H. Besanko	225,000	*	&zwsp;
Janel S. Haugarth	484,299	*
Randy G. Burdick	73,667	*	&zwsp;
Michele A. Murphy	192,738	*
Sherry M. Smith	321,322	*	&zwsp;
Kevin R. Holt	40,137	*
All current directors and executive officers as a group (20 persons)	3,717,071	1.4%	&zwsp;

*
Less than 1%

(1)
All persons listed have sole voting and investment power with respect to all of the shares listed except the following non-employee directors who have sole voting power, but no investment power, over shares held in the Directors' Deferred Compensation Plan as follows: Mr. Chappel, 173,196 shares; Mr. Cohen, 153,269 shares; Mr. Francis, 125,890 shares; Mr. Johnson, 28,182 shares; Mr. Pendo, 3,267 shares; Mr. Rubel, 118,317 shares; Mr. Sales, 294,322 shares; Mr. Savage, 6,142 shares; Mr. Standley, 16,308 shares; and Mr. Storch, 23,664 shares.

(2)
Includes shares underlying options exercisable within 60 days of May 22, 2014, as follows: Mr. Chappel, 6,140 shares; Mr. Cohen, 18,420 shares; Mr. Francis, 18,420 shares; Mr. Rubel, 6,140 shares; Mr. Sales, 18,420 shares; Mr. Duncan, 782,164 shares; Ms. Haugarth, 373,743 shares; Mr. Burdick, 47,028 shares; Ms. Murphy, 151,436 shares; Ms. Smith, 240,000 shares; and all directors and executive officers as a group, 1,661,518 shares.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors held six regularly scheduled meetings and eight special meetings during fiscal 2014. Each director attended at least 75% of the meetings of the Board and its committees on which the director served.

BOARD CHANGES IN CONNECTION WITH THE MARCH 2013 TRANSACTIONS

March 2013 Transactions

        On March 21, 2013, the Company completed the sale of its wholly-owned subsidiary, New Albertson's, Inc. ("NAI"), including the Acme, Albertsons, Jewel-Osco, Shaw's and Star Market retail banners (the "NAI Banners"), to AB Acquisition LLC ("AB Acquisition"), an affiliate of a Cerberus Capital Management, L.P. ("Cerberus")-led consortium (the "NAI Banner Sale") pursuant to a Stock Purchase Agreement, dated January 10, 2013 (the "Stock Purchase Agreement") among the Company, AB Acquisition and Cerberus. The Company received $100 million in cash and $44 million of short-term notes receivable subject to working capital adjustments, and approximately $3.2 billion in debt and capital lease obligations were retained by NAI.

        Concurrently with the execution of the Stock Purchase Agreement, the Company entered into a Tender Offer Agreement (the "Tender Offer Agreement") with Symphony Investors LLC, a newly formed acquisition entity owned by a Cerberus-led investor consortium ("Symphony"), and Cerberus pursuant to which Symphony undertook a tender offer for up to 30% of the issued and outstanding common stock of the Company at a purchase price of $4.00 per share in cash (the "Tender Offer"). On March 21, 2013, Symphony purchased the 11,686,406 shares of the Company's common stock that were validly tendered and not withdrawn pursuant to the Tender Offer. In addition, pursuant to the Tender Offer Agreement, on March 21, 2013 the Company issued an additional 42,477,692 shares of the Company's common stock to Symphony at $4.00 per share in cash, resulting in approximately $170 million in cash proceeds to the Company. Following the Tender Offer and new share issuance, Symphony owned approximately 21.2% of the Company's issued and outstanding common stock.

        The Tender Offer Agreement provides for certain rights and obligations, including the following:

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  Until March 21, 2015, transfers of shares acquired by Symphony in the Tender Offer and directly from the Company will be generally restricted, with more limited restrictions thereafter. Following this period, SUPERVALU has agreed to customary obligations to register such shares with the SEC if requested by Symphony.

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  Symphony, Cerberus and their affiliates and equity investors have agreed to certain "standstill" provisions that have applied after the closing, certain of which will terminate on March 21, 2015 (or earlier under certain circumstances) or on March 21, 2020.

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  Until March 21, 2015, Symphony has the right to designate three directors to the Board and any vacancy caused by the death, disability, resignation or removal of a Symphony designee will be filled by the Board with an individual designated by Symphony. The end of this required nomination period will not reduce the term of any Symphony designee or otherwise require any such Symphony designee to resign from the Board.

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  Until March 21, 2015, in connection with each annual meeting of the Company's stockholders but subject to the restrictions and conditions set forth in the Tender Offer Agreement, the Company will nominate the Symphony designated directors for reelection to the Board and will take all reasonable and lawful actions necessary or advisable to cause the Board to recommend that the Company's stockholders vote "FOR" the election of such Symphony designees.

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  Symphony, on behalf of itself and its affiliates, will vote or cause its shares of SUPERVALU common stock to be voted in favor of each director (other than the directors designated by

    Symphony) recommended by the Board and on other matters, in accordance with the recommendation of the Board, in each case for the time periods specifically set forth in the Tender Offer Agreement (generally until March 21, 2015 on other matters and any period in which a Symphony designee is serving a term of directorship on the Board with respect to which term the Company nominated and recommended such Symphony designee).

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  The above obligations regarding the designation of directors and the voting of shares will cease if the standstill restrictions set forth in the Tender Offer Agreement cease to apply and Symphony (or affiliates) take any of the actions previously restricted by such standstill provisions.

        Pursuant to a letter agreement, dated March 21, 2013, to which Symphony is a third party beneficiary, between the Company and Kimco Realty, a member of the Cerberus-led consortium, Kimco Realty agreed to comply with the restrictions in the Tender Offer Agreement described above. Pursuant to the letter agreement, until March 21, 2015, Kimco Realty (i) must vote its shares of SUPERVALU common stock received from Symphony as instructed by Symphony, (ii) is required to include such shares in certain sales of common stock being effected by Symphony and (iii) may not otherwise transfer such shares except in limited circumstances.

Board Changes

        On March 20, 2013, pursuant to the Tender Offer Agreement, Ronald E. Daly, Susan E. Engel, Edwin C. Gage, Steven E. Rogers and Kathi P. Seifert voluntarily resigned from the Company's Board of Directors, effective as of the consummation of the Tender Offer. Pursuant to its right to designate three members of the Company's Board of Directors, Symphony designated Robert G. Miller, Mark A. Neporent and Lenard Tessler. Messrs. Miller and Tessler were appointed members of the Company's Board of Directors on March 21, 2013. Subsequent to the appointment of these two Symphony designees, the Board initiated a search through a nationally recognized search firm for two additional members of the Board. The search firm conducted a nationwide search based on criteria established by the Board including retail experience, financial expertise, business and turnaround experience and diversity. After consideration of the recommendations of such search firm as well as recommendations made by Board members, the Board expanded from seven to nine members and appointed Mark A. Neporent, Symphony's third designee, and John T. Standley, an independent director identified through a nationally recognized search firm and the Board's search process, effective on April 26, 2013. Pursuant to the terms of the Tender Offer Agreement, the Board of Directors continued its search process for one additional independent director. Effective July 17, 2013, the Board expanded from nine to eleven members and appointed Eric G. Johnson, an independent director identified through a nationally recognized search firm and the Board's search process, and, in accordance with the Tender Offer Agreement, Sam Duncan, SUPERVALU's President and Chief Executive Officer.

        On January 9, 2014, Robert G. Miller, the Company's non-executive chairman of the Board and a designee of Symphony, resigned. Symphony waived its right under the Tender Offer Agreement to have Mr. Miller's vacancy filled with its designee, provided that Symphony will have the right to designate an individual to the Board upon the first occurrence of a vacancy, if any, on the Board before March 21, 2015 caused by the death, disability, resignation or removal of a director who is not an officer or employee of SUPERVALU or its subsidiaries or caused by an increase in the number of directors serving on the Board. To fill the vacancy created by Mr. Miller's resignation, the Board appointed Gerald L. Storch as an independent director and non-executive chairman of the Board, effective January 10, 2014. On March 6, 2014, Mark A. Neporent and Lenard Tessler resigned from the Board. Effective April 24, 2014, to fill the vacancies on the Board created by the resignations of Messrs. Neporent and Tessler, Mathew M. Pendo and Frank A. Savage were appointed to the Board as independent directors and also as designees of Symphony under the terms of the Tender Offer Agreement.

        Subject to applicable New York Stock Exchange ("NYSE") regulations and the rules of the SEC, the Company agreed in the Tender Offer Agreement to appoint the Symphony designees to the Corporate Governance and Nominating and Leadership Development and Compensation Committees such that the total number of Symphony designees serving on each such committee is substantially equivalent (as close as reasonably practicable, but in no event less than one) to such Symphony designees' representation on the entire Board. Since none of the original Symphony designees (Messrs. Miller, Neporent and Tessler) qualified as an independent director under the NYSE listing standards and the rules of the SEC, they did not serve on any Committees of the Board. However, under the terms of the Tender Offer Agreement, if not serving on Committees, a Symphony designee was entitled to attend all meetings of the Corporate Governance and Nominating and Leadership Development and Compensation Committees (in person or otherwise) in the capacity of a non-voting observer and was furnished with notice of such meetings and copies of all materials provided to such meeting members concurrently with the members of such committees. These rights of the Symphony designees continue until March 21, 2015 (or earlier upon certain material breaches of the Tender Offer Agreement as described therein). Effective May 17, 2014 the Board appointed Messrs. Pendo and Savage, to the Leadership Development and Compensation Committee and the Corporate Governance and Nominating Committee, respectively.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board maintained three standing committees during the entire fiscal 2014: Audit, Corporate Governance and Nominating, and Leadership Development and Compensation. Each of the Audit, Corporate Governance and Nominating and Leadership Development and Compensation Committees has a separate written charter that is available on SUPERVALU's website at www.supervalu.com. Click on the "Investors" link and then the caption "Corporate Governance."

        Membership on the Audit, Corporate Governance and Nominating, and Leadership Development and Compensation Committees is limited to non-employee directors who are independent under the NYSE listing standards and under the rules of the SEC. For fiscal 2014, the Board of Directors determined that each of the following non-employee directors who served on one or more of such committees during fiscal 2014 was independent: Donald R. Chappel, Irwin S. Cohen, Ronald E. Daly, Susan E. Engel, Philip L. Francis, Edwin C. Gage, Eric G. Johnson, Steven E. Rogers, Matthew E. Rubel, Kathi P. Seifert and John T. Standley.

        The Company's Board of Directors composition changed significantly at the beginning of fiscal 2014 and throughout fiscal 2014, particularly as a result of the Tender Offer Agreement, as described above under "Board Changes in Connection with the March 2013 Transactions." The Board of Directors has determined that each of the following current non-employee members of the Board and director nominees is an independent director under the NYSE listing standards and the rules of the SEC: Messrs. Donald R. Chappel, Irwin S. Cohen, Philip L. Francis, Eric G. Johnson, Mathew M. Pendo, Matthew E. Rubel, Frank A. Savage, John T. Standley and Gerald L. Storch. Wayne C. Sales is the only current non-employee director and director nominee who is not independent under the NYSE listing standards and the rules of the SEC. Sam Duncan is the only current employee director and director nominee and he is not independent. Messrs. Sales and Duncan are not members of the Audit, Corporate Governance and Nominating, or Leadership Development and Compensation Committees.

        In May 2014, the composition of the Corporate Governance and Nominating and Leadership Development and Compensation Committees was changed in light of changes on the Board, our obligations under the Tender Offer Agreement and the desire to eliminate the overlap of members on the Corporate Governance and Nominating Committee and the Leadership Development and

Compensation Committee so that meetings of Board committees can be held at the same time, if needed or desired. The following table lists the current membership on each committee:

Director	Audit Committee	Corporate Governance and Nominating Committee	Leadership Development and Compensation Committee
Donald R. Chappel	X		X
Irwin S. Cohen	Chair		&zwsp;
Philip L. Francis		Chair
Eric G. Johnson		X	&zwsp;
Mathew M. Pendo			X
Matthew E. Rubel			Chair
Frank A. Savage		X
John T. Standley	X		&zwsp;

        The Board also maintained a standing Executive Committee and Finance Committee for part of fiscal 2014. Following the transactions described above under "Board Changes in Connection with the March 2013 Transactions," the Board, in consultation with Company counsel, evaluated its overall structure and committee practices. After considering the charter of the Finance Committee and the matters that the Board had previously delegated to the Finance Committee, the Board determined that it could streamline its governance practices by having the full Board consider matters that were previously delegated to the Finance Committee. As a result, in March 2013 the Board eliminated the Finance Committee as a standing committee and amended the Company's Bylaws accordingly. Similarly, the Board determined in October 2013 that the Board did not require a standing Executive Committee. As a result, the Board eliminated the Executive Committee and amended the Company's Bylaws accordingly.

Audit Committee

        The following directors served on the Audit Committee in fiscal 2014: Donald R. Chappel, Irwin S. Cohen (Chairman), Philip L. Francis, Steven S. Rogers, Kathi P. Seifert and John T. Standley. The Board determined that all such members of the Audit Committee were financially literate under the NYSE listing standards and that Messrs. Chappel, Cohen, Francis and Standley each qualified as an "audit committee financial expert" under the NYSE listing standards and the rules of the SEC. The Audit Committee met eight times during fiscal 2014.

        The primary responsibilities of the Audit Committee are to assist the Board of Directors in:

  •
  its oversight of our accounting and financial reporting principles and policies, and our internal controls and procedures;

  •
  its oversight of our financial statements and the independent registered public accountants;

  •
  selecting, appointing, compensating, evaluating and, where deemed appropriate, replacing the independent registered public accountants;

  •
  evaluating the independence of the independent registered public accountants;

  •
  its oversight of our major financial risk exposures and assessment of the steps that we have taken to monitor and control such exposures; and

  •
  its oversight of our compliance with legal and regulatory requirements.

In addition, the Audit Committee has the responsibility to:

  •
  review the plan and organizational structure of the internal auditors;

  •
  regularly meet separately with the senior internal audit executive and the independent registered public accountants;

  •
  review reports by the independent registered public accountants describing and assessing our internal controls; and

  •
  establish procedures concerning the receipt, retention and treatment of complaints regarding financial reporting, accounting, internal accounting controls or auditing matters.

        As discussed in "Board Changes in Connection with the March 2013 Transactions" above, the composition of the Board of Directors has changed significantly during fiscal 2014. In March 2013, the Board appointed Donald R. Chappel, Irwin S. Cohen (Chairman) and Philip L. Francis to the Audit Committee. Mr. Standley was appointed to the Board effective as of April 26, 2013, and was appointed to serve on the Audit Committee at that time, replacing Mr. Francis.

Corporate Governance and Nominating Committee

        The following directors served on the Corporate Governance and Nominating Committee in fiscal 2014: Donald R. Chappel, Ronald E. Daly, Philip L. Francis (Chairman), Edwin C. Gage, Eric G. Johnson, Steven S. Rogers (Chairman) and Matthew E. Rubel. The Corporate Governance and Nominating Committee met five times during fiscal 2014.

        The mission of the Corporate Governance and Nominating Committee is to recommend a framework to assist the Board in fulfilling its corporate governance responsibilities. In carrying out its mission, the Corporate Governance and Nominating Committee establishes and regularly reviews the Board's policies and procedures, which provide:

  •
  criteria for the size and composition of the Board;

  •
  policies on the structure and operations of Board committees;

  •
  procedures for the conduct of Board meetings, including executive sessions of the Board;

  •
  policies on director retirement and resignation; and

  •
  criteria regarding personal qualifications needed for Board membership.

In addition, the Corporate Governance and Nominating Committee has the responsibility to:

  •
  consider and recommend nominations for Board membership and the composition of Board committees;

  •
  evaluate our Board practices and those of other well-managed companies and recommend appropriate changes to the Board (see "Board Practices" below);

  •
  evaluate the members of our Board on an annual basis and provide opportunities for director education;

  •
  consider governance issues raised by stockholders and recommend appropriate responses to the Board; and

  •
  consider appropriate compensation for directors.

        For a description of the Corporate Governance and Nominating Committee's processes and procedures for the consideration and determination of director compensation, see "Director Compensation."

        As discussed in "Board Changes in Connection with the March 2013 Transactions" above, the composition of the Board of Directors has changed significantly during fiscal 2014. In March 2013, the Board appointed Donald R. Chappel, Philip L. Francis (Chairman) and Matthew E. Rubel to the Corporate Governance and Nominating Committee. Eric G. Johnson was appointed to the Board and the Corporate Governance and Nominating Committee effective as of July 17, 2013, replacing

Mr. Rubel. Effective May 17, 2014, the Board appointed Frank A. Savage to the Corporate Governance and Nominating Committee, replacing Mr. Chappel.

Leadership Development and Compensation Committee

        The following directors served on the Leadership Development and Compensation Committee in fiscal 2014: Irwin S. Cohen, Susan E. Engel (Chairperson), Ronald E. Daly, Philip L. Francis, Edwin C. Gage, Eric G. Johnson, Matthew E. Rubel (Chairman) and Kathi P. Seifert. The Leadership Development and Compensation Committee met nine times during fiscal 2014.

        The primary responsibilities of the Leadership Development and Compensation Committee are to:

  •
  determine the process to evaluate the performance of the Chief Executive Officer (the "CEO");

  •
  review and recommend to the Board the compensation of the CEO;

  •
  review and recommend to the Board major changes in executive compensation programs, executive stock options and retirement plans for officers;

  •
  consider and make recommendations to the Board concerning the annual election of corporate officers and the succession plan for the CEO;

  •
  approve annual salaries and bonuses of "Section 16" officers;

  •
  review and approve participants and performance targets under our annual and long-term incentive compensation plans;

  •
  retain and terminate any firm or other professional used to assist in the evaluation of directors and senior executives, including the CEO, and to approve the terms of and fees for such retention;

  •
  approve equity grants and awards under our stock plan, bonus and other incentive plans;

  •
  review with management the Compensation Discussion and Analysis; and

  •
  review periodic reports from management with respect to whether the Company's compensation programs and policies are reasonably likely to have a material adverse effect on the Company.

        For a description of the Leadership Development and Compensation Committee's processes and procedures for the consideration and determination of executive compensation, see "Compensation Discussion and Analysis."

        As discussed in "Board Changes in Connection with the March 2013 Transactions" above, the composition of the Board of Directors has changed significantly during fiscal 2014. In March 2013, the Board appointed Irwin S. Cohen, Philip L. Francis and Matthew E. Rubel (Chairman) to the Leadership Development and Compensation Committee. Eric G. Johnson was appointed to the Board and the Leadership Development and Compensation Committee effective as of July 17, 2013, replacing Mr. Cohen. During Mr. Johnson's tenure on the Leadership Development and Compensation Committee, a subcommittee comprised of Messrs. Francis and Rubel was formed to approve certain awards to executive officers as required under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Effective May 17, 2014, the Board appointed Mathew M. Pendo and Donald R. Chappel to the Leadership Development and Compensation Committee, replacing Messrs. Francis and Johnson.

Compensation Committee Interlocks and Insider Participation

        The following directors served on the Leadership Development and Compensation Committee in fiscal 2014: Irwin S. Cohen, Susan E. Engel, Ronald E. Daly, Philip L. Francis, Edwin C. Gage, Eric G.

Johnson, Matthew E. Rubel and Kathi P. Seifert. None of these individuals has ever served as an officer or employee of the Company or any of the Company's subsidiaries or has any relationships with the Company or any of its subsidiaries requiring disclosure under "Board Practices—Policy and Procedures Regarding Transactions with Related Persons" below, except for Mr. Johnson.

        Mr. Johnson, a member of the Leadership Development and Compensation Committee from July 17, 2013 to May 16, 2014, is the President and Chief Executive Officer of Baldwin Richardson Foods Company ("Baldwin Richardson"). The equity in Baldwin Richardson is owned as follows: 73% by Mr. Johnson; 24% by an irrevocable trust (for which Mr. Johnson does not serve as trustee) for the benefit of his four adult children who live outside of his household; and 3% by unrelated parties. The Company purchased approximately $827,000 in retail products from Baldwin Richardson during fiscal 2014 and approximately $175,000 during the first three months of fiscal 2015. The amount purchased during fiscal 2014 represented less than 1% of the consolidated gross revenues of Baldwin Richardson and the Company, respectively, for each company's 2014 fiscal year. The relationship between the Company and Baldwin Richardson began several years before Mr. Johnson became a director, and these transactions were entered into in the ordinary course of business and at arms-length. The Audit Committee ratified this ongoing relationship with Baldwin Richardson under our Policy and Procedures Regarding Transactions with Related Persons. The Board determined that this relationship would not interfere with Mr. Johnson's exercise of independent judgment in carrying out the responsibilities of a director and that Mr. Johnson met the requirements for independence under the NYSE listing standards and the rules of the SEC.

BOARD PRACTICES

        In order to help our stockholders better understand our Board practices, we are including the following description of current practices. The Corporate Governance and Nominating Committee periodically reviews these practices.

Leadership Structure

        The Board determines the best board leadership structure for SUPERVALU from time to time. The Board believes that it is not in the best interest of the Company or our stockholders to have an inflexible rule regarding whether the offices of Chairman and CEO must be separate. When a vacancy occurs in the office of either the Chairman or the CEO, the Board will consider the specific characteristics and circumstances existing at that time and will determine whether the role of Chairman should be separate from that of the CEO and, if the roles are separate, whether the Chairman should be selected from the independent directors or from management.

        In 2010, the Board determined that it was in the best interest of the Company to separate the positions of CEO and Chairman and to elect a Non-Executive Chairman. Wayne C. Sales was elected to that role following the 2010 Annual Meeting of Stockholders. It was expected that Mr. Sales would serve as the Non-Executive Chairman for a two-year term, contingent upon re-election to the Board of Directors. However, following Craig Herkert's departure as CEO of the Company effective July 29, 2012, Mr. Sales was named President and CEO of the Company and became the Executive Chairman of the Company. The Board determined that it was in the best interest of the Company to combine the roles of Chairman and CEO at that time because of the significant benefits of having continuity of leadership while the Company was pursuing strategic alternatives and to more effectively coordinate the increased Board involvement while the Company was considering its alternatives. At that time, Philip L. Francis was elected as the Lead Director and while serving as Lead Director, Mr. Francis assumed leadership responsibilities as described below under "Lead Director." With the Board's appointment of Mr. Duncan to President and CEO of the Company on February 4, 2013, Mr. Sales continued to serve as Executive Chairman until the closing of the Tender Offer at which point Mr. Miller assumed the role of Non-Executive Chairman. Mr. Sales continues to serve as a director. At the time of the appointment of Mr. Miller as Non-Executive Chairman, the independent members of the Board determined that it was in the best interests of the Company that the positions of Chairman of the Board and CEO be separate. Such members of the Board believed that this separation was appropriate as it allowed the CEO to focus on leading the Company through its turnaround efforts and transitioning to a new structure following the sale of the NAI Banners while the Chairman could focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues. Because Mr. Miller was not an independent director, Mr. Francis continued to serve as the Lead Director.

        On January 9, 2014, Mr. Miller resigned from the Board. In determining that Mr. Storch should be appointed as a director and as the Non-Executive Chairman of the Board to replace Mr. Miller, the independent members of the Board determined it is presently in the best interests of the Company that the positions of Chairman of the Board and CEO remain separate. Such members of the Board believed that this separation was appropriate as it allows the CEO to continue to focus on leading the Company through its turnaround efforts and positioning the Company for future success, while the Chairman could continue to focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues. Because Mr. Storch is independent, it was no longer necessary for Mr. Francis to serve as Lead Director.

Evaluation of Board Performance

        In order to continue to evaluate and improve the effectiveness of the Board, under the guidance of the Corporate Governance and Nominating Committee, our directors annually evaluate the Board's performance. The evaluation process includes a survey of the individual views of directors, a summary of which is then shared with the Board. The Board conducted this evaluation for fiscal 2014 with the assistance of an outside consultant.

Size of the Board

        On March 20, 2013, the Board amended our Bylaws to decrease the minimum number of directors who may serve on the Board from ten to the minimum number of directors permitted by the Delaware General Corporation Law. Effective as of April 26, 2013, the Board amended our Bylaws to decrease the maximum number of directors who may serve on the Board from 15 to 11. The exact number of directors will be determined from time to time by a majority of the whole Board of Directors or the holders of at least 75% of the stock of the Company entitled to vote, considered for the purpose as one class. The Board believes that the size of the Board should accommodate the objectives of effective discussion and decision-making and adequate staffing of Board committees.

        The Board of Directors currently consists of eleven members and we anticipate it will consist of eleven members following the 2014 Annual Meeting of Stockholders.

Director Independence

        The Board believes that a majority of its members should be independent, non-employee directors. It is the Board's policy that no more than one member of the Board will be an employee of SUPERVALU. This management member will typically be the CEO. Currently, Mr. Duncan, the Company's President and Chief Executive Officer, is the only employee member of the Board.

        Mr. Sales is not considered independent because of his prior employment as the President and CEO of the Company during fiscal 2013. The Board has determined that all other current non-employee directors and non-employee director nominees meet the requirements for independence under the NYSE listing standards and the rules of the SEC: Donald R. Chappel, Irwin S. Cohen, Philip L. Francis, Eric G. Johnson, Mathew M. Pendo, Matthew E. Rubel, Frank A. Savage, John T. Standley and Gerald L. Storch. In addition, the Board previously determined that Ronald E. Daly,

Susan E. Engel, Edwin C. Gage, Steven S. Rogers and Kathi P. Seifert were independent during the time they served on the Board. In determining this independence, the Board considered the following transactions, relationships and arrangements:

  •
  Symphony Designees.  As discussed above under "Board Changes in Connection with the March 2013 Transactions," Messrs. Pendo and Savage are the current directors designated under the Tender Offer Agreement by Symphony. Symphony is the Company's largest stockholder and an affiliate of AB Acquisition, a Cerberus-led consortium and the entity that acquired NAI from the Company, and Albertson's LLC. Cerberus owns 38.8% of Symphony and 34.9% of AB Acquisition, which is the parent entity of each of Albertson's LLC and NAI. The Board determined that their status as directors designated by Symphony would not interfere with either Mr. Pendo's or Mr. Savage's exercise of independent judgment in carrying out the responsibilities of a director. The Board's consideration of this matter included the absence of any employment relationship or voting agreement, informal or formal, between Messrs. Pendo and Savage with Symphony or Cerberus, and the fact that Messrs. Pendo and Savage each met the requirements for independence under the NYSE listing standards and the rules of the SEC.

    With regard to the previous Symphony designated directors, the Board determined that none of such designees was independent. At the time of their service on the SUPERVALU Board, Mr. Miller was the President and Chief Executive Officer of AB Acquisition, Mr. Tessler was Co-Head of Global Private Equity and Senior Managing Director of Cerberus and Mr. Neporent was the Chief Operating Officer, General Counsel and a Senior Managing Director of Cerberus. The Company has entered into several agreements with Albertson's LLC, AB Acquisition, NAI and Symphony, including the Stock Purchase Agreement, the Tender Offer Agreement, a Transition Services Agreement by and between the Company and Albertson's LLC and a Transition Services Agreement by and between the Company and NAI. See "Policy and Procedures Regarding Transactions with Related Persons—Related Party Transactions" below. Messrs. Miller, Neporent and Tessler are no longer members of the Board.

  •
  Mr. Johnson.  In determining the independence of Mr. Johnson, the Board considered the relationship between the Company and Baldwin Richardson. See "Committees of the Board of Directors—Leadership Development and Compensation Committee—Compensation Committee Interlocks and Insider Participation" above for additional detail regarding this relationship. The Board determined that this relationship would not interfere with Mr. Johnson's exercise of independent judgment in carrying out the responsibilities of a director and that Mr. Johnson met the requirements for independence under the NYSE listing standards and the rules of the SEC.

  •
  Mr. Standley.  In determining the independence of Mr. Standley, the Board considered the relationship between the Company's Save-A-Lot business and Rite Aid Corporation. See "Policy and Procedures Regarding Transactions with Related Persons—Related Party Transactions" below for additional detail regarding this relationship. The Board determined that this relationship would not interfere with Mr. Standley's exercise of independent judgment in carrying out the responsibilities of a director and that Mr. Standley met the requirements for independence under the NYSE listing standards and the rules of the SEC.

Outside Board Memberships

        The Board has determined that in order for directors to fulfill their duties as directors, there should be a limit on the number of public company boards on which each director may serve. Currently, no director can serve on more than five public company boards, including our Board. Additionally, any director who also serves as a chief executive officer generally should not serve on more than two public company boards, including our Board, in addition to their employer's board. Pursuant to this policy, service on the board of a parent and its wholly owned subsidiary counts as a single board.

Director Retirement

        It is Board policy that non-employee directors retire at the annual meeting following the date they attain the age of 74 and that non-employee directors elected after February 27, 1994 may serve a maximum term of 15 years. Directors who change the occupation they held when initially elected to the Board are expected to offer to resign from the Board. At that time, the Corporate Governance and Nominating Committee will review the continuation of Board membership under these new circumstances and make a recommendation to the full Board.

        The Board also has adopted a policy that requires employee directors, including the CEO, to retire from the Board at the time of a change in their status as an officer of SUPERVALU or separation from SUPERVALU. At the time Mr. Sales ceased to serve as President and Chief Executive Officer of the Company, the Board determined that he should continue as Executive Chairman of SUPERVALU, which he did until Mr. Miller was appointed to the position of Non-Executive Chairman on March 21, 2013. Mr. Sales continued as a director after Mr. Miller was appointed as Non-Executive Chairman.

Selection of Directors

        The Corporate Governance and Nominating Committee is the standing committee responsible for determining the slate of director nominees for election by stockholders. The Corporate Governance and Nominating Committee considers and evaluates potential Board candidates based on the criteria set forth below and makes its recommendation to the full Board. The criteria applied to director candidates stress independence, integrity, experience and sound judgment in areas relevant to our business, financial acumen, interpersonal skills, a proven record of accomplishment, a willingness to commit sufficient time to the Board, the ability to challenge and stimulate management and diversity. The Corporate Governance and Nominating Committee views diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities. The Corporate Governance and Nominating Committee will use the same process and criteria for evaluating all nominees, regardless of whether the nominee is submitted by a stockholder or by some other source.

        Directors and management are encouraged to submit the name of any candidate they believe to be qualified to serve on the Board, together with background information on the candidate, to the Chairperson of the Corporate Governance and Nominating Committee. In accordance with procedures set forth in our Bylaws, stockholders may propose, and the Corporate Governance and Nominating Committee will consider, nominees for election to the Board of Directors by giving timely written notice to the Corporate Secretary, which for this Proxy must have been received at our principal executive offices no later than the close of business on March 18, 2014 and no earlier than February 17, 2014. Any such notice must include the name of the nominee, a biographical sketch and resume, contact information and such other background materials on such nominee as the Corporate Governance and Nominating Committee may request.

        See also "Board Changes in Connection with the March 2013 Transactions" above for certain rights and obligations under the Tender Offer Agreement with respect to the designation of directors.

Executive Sessions of Outside Directors

        Non-employee directors typically meet together as a group in executive session, without the CEO or any other employees in attendance, during each regularly-scheduled Board meeting to, among other things, assess the quality of the meetings and then to provide its observations to the Company's CEO. In addition, the Non-Executive Chairman (or Lead Director when the Chairman is not independent) has the authority to call meetings of the independent directors, including to address matters for which any non-independent director may have a conflict of interest. The Non-Executive Chairman presides over each executive session of the Board unless the Non-Executive Chairman is not an independent director, in which case the Lead Director presides over each such executive session. As an independent director, Mr. Storch has presided over each executive session of the Board since being appointed the Non-Executive Chairman effective January 10, 2014. During the period of time when Mr. Sales served as Executive Chairman and Mr. Miller served as Non-Executive Chairman but was not independent, the Board conducted regular executive sessions which were led by Mr. Francis as Lead Director. In addition, at least once a year, the independent directors meet in executive session without members of management or the non-independent directors present.

Non-Executive Chairman

        In 2010, our Board established the position of Non-Executive Chairman. Mr. Sales served as Non-Executive Chairman until he became Executive Chairman in July 2012. On March 21, 2013, Mr. Miller was appointed to serve as Non-Executive Chairman. Mr. Miller served in that role until he resigned on January 9, 2014, at which time Mr. Storch was appointed Non-Executive Chairman effective January 10, 2014. The primary responsibilities of our Non-Executive Chairman currently include:

  (a)
  ensuring that the respective responsibilities of the Board and management are understood, and that the boundaries between the Board and management responsibilities are respected;

  (b)
  working with the CEO to develop an appropriate schedule of Board meetings, seeking to ensure that the Board can perform its duties responsibly while recognizing and supporting the operational demands of the Company;

  (c)
  working with the CEO and Board members to develop the agendas for the Board meetings;

  (d)
  conferring with the Corporate Governance and Nominating Committee regarding recommendations regarding the membership of the Board's committees and the selection and rotation of committee chairs;

  (e)
  chairing all meetings of the Board and presiding at all stockholder meetings;

  (f)
  scheduling, developing the agenda for and presiding at all executive sessions of the Board and at meetings of the Board's outside directors, and communicating to the CEO the substance of the discussions occurring at such sessions and meetings;

  (g)
  acting as principal liaison between the non-employee directors and the CEO on sensitive issues, although any non-employee director maintains the right to communicate directly with the CEO on any matter;

  (h)
  serving as an ex officio member of each committee and working with the Board committee chairs on the performance of their designated roles and responsibilities;

  (i)
  assessing and advising the CEO as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the Board to effectively and responsibly perform its duties. Although Company management is responsible for the preparation of materials for the Board, the Non-Executive Chairman will consider requests from any Board member regarding the inclusion of specific information in such material and all directors maintain the right to communicate directly with members of management;

  (j)
  recommending to the Board the retention of any consultants who will report directly to the Board on board matters (as opposed to committee consultants);

  (k)
  acting as a direct conduit to the Board for stockholders, employees and the public;

  (l)
  monitoring significant issues and risks between meetings of the Board and assuring that the entire Board becomes involved when appropriate;

  (m)
  leading the Board in anticipating and responding to crises, including temporary incapacity of the CEO;

  (n)
  upon recommendation of the Corporate Governance and Nominating Committee, interviewing candidates for the Board who are proposed to be presented to the Board for consideration;

  (o)
  in conjunction with the Corporate Governance and Nominating Committee, overseeing the evaluation process regarding the performance of individual directors;

  (p)
  working with the Chair of the Leadership Development and Compensation Committee on the process for compensating and evaluating the CEO, consistent with the principle that the CEO reports to the full Board and not to the Non-Executive Chairman;

  (q)
  working with the Chair of the Leadership Development and Compensation Committee on succession planning for the CEO and senior management;

  (r)
  assisting the Board and the Company in assuring compliance with and implementation of the Governance Principles; and

  (s)
  chairing the Executive Committee of the Board if one is established.

Lead Director

        In 2012, our Board established the position of Lead Director. A Lead Director is appointed by the Board if the Company's chairman is not an independent director. The Board appointed Mr. Francis to the role of Lead Director in July 2012, upon the appointment of Mr. Sales as Chairman, President and CEO of the Company. Mr. Francis continued in the role of Lead Director when Mr. Miller was appointed as the Non-Executive Chairman on March 21, 2013 because Mr. Miller was not an independent director. Upon the appointment of Mr. Storch, an independent director, as Non-Executive Chairman effective January 10, 2014, Mr. Francis ceased serving in the role of Lead Director. The primary responsibilities of the Lead Director included, and will include if a Lead Director is required in the future because the Chairman is no longer independent or the Board determines that it is in the best interests of the Company and its stockholders to have a Lead Director and an independent Chairman:

  (a)
  chairing meetings of the independent directors, including presiding over executive sessions of the Board (rather than the Chairman);

  (b)
  helping to develop agendas and meeting schedules with the Chairman of the Board and approving the information sent to the Board, the meeting agendas for the Board and the meeting schedules to assure that there is sufficient time for discussion of all agenda items;

  (c)
  advising the Chairman on the quality, quantity and timeliness of information provided by management to the Board;

  (d)
  interviewing candidates for the Board along with other designated directors;

  (e)
  in conjunction with the Corporate Governance and Nominating Committee, overseeing evaluations of the Board and meeting with any director who is not adequately performing his or her duties as a member of the Board or any committee;

  (f)
  acting as a direct conduit to the Board for stockholders, employees, the public and others regarding matters not readily addressable directly to the Chairman and if requested by major stockholders, ensuring that he or she is available for consultation and direct communication;

  (g)
  taking the lead in assuring that the Board carries out its responsibilities in circumstances where the Chairman is incapacitated or otherwise unable to act including presiding at all meetings of the Board at which the Chairman is not present or has a conflict of interest;

  (h)
  serving as a point of contact for the directors to raise issues not readily addressable directly to the Chairman and otherwise serving as a liaison between the Chairman and the independent directors;

  (i)
  working with the Chairman to monitor significant issues and risks between meetings of the Board and assuring that the entire Board becomes involved when appropriate;

  (j)
  having the authority to call meetings of the independent directors;

  (k)
  working with the Chair of the Leadership Development and Compensation Committee to coordinate and conduct the evaluation process for the Chairman and CEO; and

  (l)
  ensuring that the respective responsibilities of the Board and management are understood, and that the boundaries between the Board and management responsibilities are respected.

Board's Role in Risk Oversight

        The Board takes an active role in risk oversight related to the Company both as a full Board and through its Committees. Through detailed reviews, discussions and presentations by the leaders of the Company's businesses, the Board reviews and advises with respect to the Company's businesses, including strategies and financial plans, with attention and focus on the risks to achievement of these strategies and plans. Such risks include those inherent in the Company's businesses as well as the risks from external sources such as competitors, the economy and regulatory and legislative developments. In addition, the heads of certain of the Company's key functional areas regularly update the Board on risks in their areas.

        In addition, the Company conducts an annual enterprise-wide risk assessment. A formal report is delivered to the Audit Committee, the chair of which provides a synopsis to the Board. Risk assessment updates are provided on a regular basis and as required, and the Company provides updates to the Board on any material developments or actions taken with respect to the risks identified. The objectives for the risk assessment process include: (i) facilitating the NYSE governance requirement that the Audit Committee discuss policies around risk assessment and risk management; (ii) developing a defined list of key risks to be shared with the Audit Committee, Board and senior management; (iii) determining whether there are risks that require additional or higher priority mitigation efforts; (iv) facilitating discussion of the risk factors to be included in Item 1A of the Company's Annual Report on Form 10-K; and (v) guiding the development of the internal audit plans.

Compensation Risk Assessment

        The Company has historically maintained a prudent and appropriately risk-balanced approach to its incentive compensation programs to ensure that such programs promote the long-term interests of our stockholders and do not contribute to unnecessary risk-taking, and will continue to do so. The Company, through its Leadership Development and Compensation Committee, regularly engages in a process to evaluate whether its executive and broad-based compensation programs contribute to unnecessary risk-taking and has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. The Leadership Development and Compensation Committee directly engages its compensation consultant to assist the Leadership Development and Compensation Committee in its evaluation. In accordance with the Leadership Development and Compensation Committee's direction, Exequity LLP ("Exequity") performed a compensation risk assessment of the Company's executive and broad-based compensation programs and made an independent report to the Leadership Development and Compensation Committee. The risk assessment completed by Exequity for fiscal 2014 concluded that the Company's executive and broad-based compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company, noting that no compensation program was identified that would encourage excessive risk taking.

Attendance at Stockholder Meetings

        The Board does not have a formal policy regarding director attendance at the Annual Meeting of Stockholders. However, all directors are strongly encouraged to attend the meeting. All of the incumbent directors attended the 2013 Annual Meeting of Stockholders.

Stock Ownership Guidelines

        Non-employee directors are required to acquire and own SUPERVALU common stock with a fair market value of five times a director's annual retainer within five years after the director is first elected. Directors designated by Symphony pursuant to the Tender Offer Agreement are not subject to these stock ownership guidelines if they are employees of Symphony, Cerberus or their respective affiliates.

Governance Principles

        The Board maintains a formal statement of Governance Principles that sets forth the corporate governance practices for SUPERVALU. The Governance Principles are available on our website at www.supervalu.com. Click on the "Investors" link and then the caption "Corporate Governance."

Policy and Procedures Regarding Transactions with Related Persons

Policies and Procedures

        The Board of Directors of the Company has adopted a Policy and Procedures Regarding Transactions with Related Persons. This policy delegates to the Audit Committee responsibility for reviewing, approving or ratifying transactions with "related persons" that are required to be disclosed under the rules of the SEC. Under the policy, a "related person" includes any of the directors or executive officers of the Company, certain stockholders and their immediate families. The policy applies to transactions where the Company is a participant, a related person will have a direct or indirect material interest and the amount involved exceeds $120,000. Under the policy, management of the Company is responsible for disclosing to the Audit Committee all material information related to any covered transaction in order to give the Audit Committee an opportunity to authorize, approve or ratify the covered transaction based upon its determination that the covered transaction is fair and reasonable and on terms no less favorable to the Company than could be obtained in a comparable arm's length transaction with an unrelated third party. A copy of the Policy and Procedures Regarding Transactions with Related Persons is available on SUPERVALU's website at www.supervalu.com. Click on the "Investors" link and then the caption "Corporate Governance."

Transactions with Related Persons

        During part of fiscal 2014, Robert G. Miller, Mark A. Neporent and Lenard Tessler served on the Board of Directors as Symphony designees. As part of the March 2013 transactions discussed above under "Board Changes in Connection with the March 2013 Transactions," the Company participated in several transactions in which these former Symphony-designated directors had a direct or indirect material interest. At the time of their service on the SUPERVALU Board, Mr. Miller was the President and Chief Executive Officer of AB Acquisition, Mr. Neporent was the Chief Operating Officer, General Counsel and a Senior Managing Director of Cerberus and Mr. Tessler was Co-Head of Global Private Equity and Senior Managing Director of Cerberus. Symphony is the Company's largest stockholder with beneficial ownership of approximately 20.8% of the Company's outstanding common stock as of May 22, 2014. Cerberus owns 38.8% of Symphony and 34.9% of AB Acquisition, which is the parent entity of each of Albertson's LLC and NAI. The Company participated in the following transactions with one or more of these entities:

  •
  The Stock Purchase Agreement.  See "Board Changes in Connection with the March 2013 Transactions" above for a description of the Stock Purchase Agreement.

  •
  The Tender Offer Agreement.  See "Board Changes in Connection with the March 2013 Transactions" above for a description of the Tender Offer Agreement.

  •
  Transition Services Agreement with each of Albertson's LLC and NAI.  SUPERVALU and Albertson's LLC entered into a Transition Services Agreement under which SUPERVALU is providing to Albertson's LLC, and Albertson's LLC is providing to SUPERVALU, certain services as described therein for an initial term of two and one-half years. In addition, SUPERVALU and NAI entered into a Transition Services Agreement under which SUPERVALU is providing to NAI, and NAI is providing to SUPERVALU, certain services as described therein for an initial term of two and one-half years. Revenues received by the Company under these Transition Services Agreements were approximately $240 million in fiscal 2014, including an incremental $60 million one-year transition payment. The Company expects to receive revenues of approximately $190 million under these Transition Services Agreements in fiscal 2015 depending on the number of stores and distribution centers supported thereunder. These Transition Services Agreements superseded a transition services agreement between the Company and Albertson's LLC originally entered into in 2006. In connection with providing these services, the Company has and may in the future enter into merchandising, procurement, vendor and services contracts in the ordinary course of business under which the Company, Albertson's LLC and/or NAI purchase jointly.

  •
  Trademark Cross-Licensing Agreement.  The Company and each of NAI and Albertson's LLC entered into a Trademark Cross-Licensing Agreement on March 21, 2013 pursuant to which the Company and NAI and Albertson's LLC have licensed to the other party and their affiliates certain names and marks.

  •
  Escrow Agreement.  As part of AB Acquisition's purchase of NAI, NAI's subsidiary, American Stores Company ("ASC") retained liability on $467 million principal amount of bonds issued by it and guaranteed by the Company. The Company's guaranty of the bonds was not released as part of the transaction and the Company remains liable under its guaranty. Pursuant to the Stock Purchase Agreement, AB Acquisition has indemnified the Company against any payment it is required to make on its guaranty and caused ASC to deposit $467 million in cash into an escrow account, which gives the Company a first priority security interest and the trustee for the ASC bonds a second priority security interest in the escrow account. On December 13, 2013, the Company entered into a waiver letter with AB Acquisition and NAI under the Stock Purchase Agreement to allow certain financing for a tender offer by ASC for such bonds. On January 24, 2014, ASC successfully tendered for $462 million of the $467 million outstanding ASC bonds. The escrow account balance has been reduced to $5 million, the amount of ASC bonds still outstanding.

  •
  Binding Term Sheet with the Pension Benefit Guaranty Corporation.  The Company and AB Acquisition entered into a binding term sheet with the Pension Benefit Guaranty Corporation relating to issues regarding the effect of the sale of NAI on certain SUPERVALU retirement plans. The binding term sheet requires that the Company will not pay any dividends to its stockholders at any time for the period beginning on January 9, 2013 and ending on the earliest of (i) March 21, 2018, (ii) the date on which the total of all contributions made to the SUPERVALU Retirement Plan on or after the closing date of the sale of NAI is at least $450 million and (iii) the date on which SUPERVALU's unsecured credit rating is BB+ from Standard & Poor's or Ba1 from Moody's (such earliest date, the end of the "PBGC Protection

    Period"). SUPERVALU has also agreed to make certain contributions to the SUPERVALU Retirement Plan in excess of the minimum required contributions at or before the end of fiscal years 2015-2017 (where such fiscal years end during the PBGC Protection Period) as follows: $25 million by the end of fiscal 2015, $25 million by the end of fiscal 2016 and $50 million by the end of fiscal 2017, and AB Acquisition has agreed to provide a guarantee to the PBGC for such excess payments. The Company has been engaged in negotiations with the PBGC and AB Acquisition with respect to a settlement agreement and guarantee based on the binding term sheet.

  •
  Operating and Supply Agreements.  In connection with AB Acquisition's purchase of NAI, SUPERVALU entered into an Operating and Supply Agreement with NAI under which SUPERVALU operates a distribution center owned by NAI for an initial term of five years, subject to renewal at the Company's option for two additional five-year terms and certain termination rights. The Company provides wholesale distribution of products to certain NAI banners and SUPERVALU independent retail customers from this distribution center. SUPERVALU and NAI also entered into a Supply Agreement pursuant to which SUPERVALU supplied certain products to certain stores of a retail banner owned by NAI for an initial term of one year which has expired. In addition, SUPERVALU has continued to provide wholesale distribution of certain products to certain stores owned by Albertson's LLC that were not part of AB Acquisition's purchase of NAI. Net sales from these operating and supply agreements and supply relationships were approximately $384 million for fiscal 2014 and approximately $80.9 million for the first three months of fiscal 2015.

        The approval of each of these agreements was made by the Board of Directors in connection with the Company's sale of NAI to AB Acquisition and related transactions and prior to the time that Messrs. Miller, Neporent and Tessler were appointed to the Board. At the same time, the Board ratified the ongoing provision of goods and services pursuant to the Transition Services Agreement with each of Albertson's LLC and NAI, as well as under the Operating and Supply Agreement with NAI and the supply arrangements with NAI and Albertson's LLC under the Policy and Procedures Regarding Transactions with Related Persons.

        In addition to these arrangements, the Audit Committee approved the Company entering into merchandising, procurement, vendor and services arrangements and agreements under which the Company, Albertson's LLC and/or NAI purchase jointly if such arrangement or agreement is (1) in the ordinary course of business under the Transition Services Agreements or (2) on terms fair and reasonable to the Company and no less favorable to the Company than could be obtained without involvement by either Albertson's LLC or NAI. Whether any arrangement is in the ordinary course of business or is on terms fair and reasonable to the Company and no less favorable to the Company than could be obtained without involvement by either Albertson's LLC or NAI was determined by a management steering committee overseeing the operation of the Transition Services Agreements and then reviewed by the Audit Committee as appropriate and required under the Policy and Procedures Regarding Transactions with Related Persons. During fiscal 2014, the Audit Committee also approved or ratified the following transactions in which Messrs. Miller, Neporent and Tessler had a direct or indirect material interest under the Related Person Transactions Policy as fair and reasonable and on terms no less favorable to the Company than could be obtained in a comparable arm's length transaction with an unrelated third party:

  •
  The resolution of post-closing matters under the Stock Purchase Agreement, including payment by SUPERVALU of a post-closing true-up of approximately $8.7 million.

  •
  The assignment of certain software licenses from SUPERVALU to NAI and Albertson's LLC resulting in cost-savings to SUPERVALU of approximately $430,000 in annual maintenance fees.

  •
  The provision of certain additional finance and accounting services provided by third parties and the Company to, and paid for by, NAI and Albertson's LLC totaling approximately $13.2 million, which was recorded as a reduction to selling and administrative expenses when earned.

  •
  The resolution of certain operational and contractual issues arising under the Transition Services Agreements with NAI and Albertson's LLC, including incremental software licensing fees of approximately $5.5 million which the parties agreed to share equally.

  •
  The participation by SUPERVALU in a joint sourcing program with an affiliate of Cerberus pursuant to which SUPERVALU purchased from unrelated third parties approximately $400,000 of goods and services in fiscal 2014.

  •
  The ongoing debt obligation regarding SUPERVALU bonds due May 1, 2016 in the aggregate principal amount of $200,000 which Mr. Miller purchased on January 6, 2011, subject to Mr. Miller's agreement, which he gave, that he not vote or exercise any other rights he may have as an owner of such bonds other than selling his interest therein.

        Mr. Standley, a director of the Company, is the Chairman and Chief Executive Officer of Rite Aid Corporation and was elected as a director of the Company effective as of April 26, 2013. On July 26, 2010 the Company's subsidiary and parent entity of Save-A-Lot, Moran Foods, LLC ("Moran"), entered into a Master License Agreement and Master Supply Agreement with Rite Aid Corporation and Eckerd Corporation (collectively, "Rite Aid") under which Moran supplies inventory in the ordinary course of business to ten co-branded Save-A-Lot/Rite Aid stores in South Carolina, which are owned and operated by Rite Aid. Additionally, Moran entered into equipment leases for each co-branded location. The terms of the Master License Agreement, Master Supply Agreement and equipment leases are similar to terms offered to other Save-A-Lot licensees of similar size; however, Moran does not have a preferential right to purchase any of the co-branded locations. Moran sells approximately $7 million of inventory to Rite Aid annually under the Master Supply Agreement. This amount represented less than 1% of the consolidated gross revenues of Rite Aid and the Company, respectively, for each company's 2014 fiscal year. These transactions were entered into in the ordinary course of business and at arms-length. The current term of the Master License Agreement and Master Supply Agreement expires on July 26, 2015. The Audit Committee, with Mr. Standley recusing himself, ratified this ongoing relationship with Rite Aid under the Policy and Procedures Regarding Transactions with Related Persons.

        Mr. Johnson, a director of the Company, is an executive officer and majority owner of Baldwin Richardson, a company that does business with the Company. See "Committees of the Board of Directors—Leadership Development and Compensation Committee—Compensation Committee Interlocks and Insider Participation" above for additional detail regarding this relationship. The relationship between the Company and Baldwin Richardson began several years before Mr. Johnson became a director, and the transactions were entered into in the ordinary course of business and at arms-length. The Audit Committee ratified this ongoing relationship with Baldwin Richardson under the Policy and Procedures Regarding Transactions with Related Persons.

        Pursuant to the Tender Offer Agreement, none of the Company or any of its subsidiaries will engage in any business transaction (or series of related transactions) involving consideration payable by or to the Company or any of its subsidiaries in excess of $120,000 with Symphony, any of the Symphony designees, or any affiliate of Symphony or any Symphony designee unless such transaction is approved by a majority of the directors that are not Symphony designees; it being understood and agreed between the Company and Symphony that the business transactions contemplated by the transaction documents summarized above and any merchandising, procurement, vendor and services contracts entered into with third parties in the ordinary course under which the Company and Symphony (and/or NAI or Albertson's LLC) purchase jointly are approved.

ELECTION OF DIRECTORS (ITEM 1)

        Directors are elected for a term of one year. If a vacancy exists or occurs during the year, the vacant directorship may be filled by the vote of the remaining directors until the next annual meeting, at which time the stockholders elect a director to fill the vacancy. Under the terms of the Tender Offer Agreement, until March 21, 2015, any vacancy caused by the death, disability, resignation or removal of a Symphony designee will be filled by the Board with an individual designated by Symphony. In addition, as discussed in "Board Changes in Connection with the March 2013 Transactions" above, Symphony has the right to designate an individual to the Board upon the first occurrence of a vacancy, if any, on the Board before March 21, 2015 caused by the death, disability, resignation or removal of a director who is not an officer or employee of SUPERVALU or its subsidiaries or caused by an increase in the number of directors serving on the Board. There are currently eleven members of the Board.

        Our Bylaws require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections. A majority of the votes cast means that the number of shares voted "FOR" a director must exceed the number of votes cast "AGAINST" that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected, the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest number of votes cast will be elected.

        If a nominee who is serving as a director is not elected at the Annual Meeting, under Delaware law the director would continue to serve on the Board as a "holdover director." However, under our Bylaws, any director who fails to be elected must offer to tender his or her resignation to the Board of Directors. The Corporate Governance and Nominating Committee will then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Corporate Governance and Nominating Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board's decision. If a nominee who was not already serving as a director is not elected at the Annual Meeting, under Delaware law that nominee would not become a director and would not serve on the Board of Directors as a "holdover director."

        Donald R. Chappel, Irwin S. Cohen, Sam Duncan, Philip L. Francis, Eric G. Johnson, Mathew M. Pendo, Matthew E. Rubel, Wayne C. Sales, Frank A. Savage, John T. Standley and Gerald L. Storch are nominated for one-year terms expiring in 2015. Messrs. Duncan, Pendo and Savage were nominated and elected to the Board of Directors pursuant to the Tender Offer Agreement. Mr. Johnson was identified through the Board's search process with a nationally recognized search firm as contemplated by the Tender Offer Agreement. Mr. Storch was identified by non-management directors. Each of the other director nominees was elected by our stockholders at the 2013 Annual Meeting. The Board of Directors has been informed that each nominee is willing to serve as a director. However, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for another person as the persons named on the proxies decide.

        The Board of Directors recommends a vote "FOR" the election of Donald R. Chappel, Irwin S. Cohen, Sam Duncan, Philip L. Francis, Eric G. Johnson, Mathew M. Pendo, Matthew E. Rubel, Wayne C. Sales, Frank A. Savage, John T. Standley and Gerald L. Storch as directors.

NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING
FOR A ONE-YEAR TERM EXPIRING IN 2015

        The following sets forth information, as of May 22, 2014, concerning the eleven nominees whose terms of office will continue after the Annual Meeting, based on the current composition of the Board.

Donald R. Chappel, age 62

        Mr. Chappel, a director of SUPERVALU since 2010, serves as Senior Vice President and Chief Financial Officer of The Williams Companies, Inc., a position he has held since April 2003. Williams is one of the leading energy infrastructure companies in North America. Williams owns interests in or operates 15,000 miles of interstate gas pipelines, 1,000 miles of NGL transportation pipelines, and more than 10,000 miles of oil and gas gathering pipelines. The company's facilities have daily gas processing capacity of 6.6 billion cubic feet of natural gas and NGL production of more than 200,000 barrels per day. Williams is the general partner and owns approximately 66% of Williams Partners L.P., one of the largest diversified energy master limited partnerships. Williams Partners owns most of Williams' interstate gas pipeline and domestic midstream assets. Since 2006, Mr. Chappel has served as Chief Financial Officer and a director of Williams Partners GP LLC, the general partner of Williams Partners L.P. Mr. Chappel was Chief Financial Officer, from 2007, and a director, from 2008, of Williams Pipeline GP LLC, the general partner of Williams Pipeline Partners L.P., until its merger with Williams Partners L.P. in 2010. Prior to joining Williams, Mr. Chappel held various financial, administrative and operational leadership positions. Mr. Chappel is included in Institutional Investor magazine's Best CFOs listing for 2006 to 2008 and 2010 to 2014. Among his many qualifications, Mr. Chappel brings significant experience in finance and accounting as a senior finance executive of several large public companies.

        Since 2012, Mr. Chappel has served as a director and a member of the Compensation Committee of Access Midstream Partners GP, L.L.C., the general partner of Access Midstream Partners, L.P., a midstream natural gas service provider, in which Williams owns an interest. In addition, he serves as a director of two non-profit organizations, The Children's Hospital Foundation at St. Francis and Family & Children's Services of Oklahoma.

Irwin S. Cohen, age 73

        Mr. Cohen, a director of SUPERVALU since 2003, is a Retired Partner of Deloitte & Touche LLP, a professional services firm providing audit, tax, financial advisory and consulting services. Mr. Cohen, who joined Deloitte in 1962 and became a partner in 1972, served as the Global Managing Partner of the Consumer Products, Retail and Services Practice of Deloitte from 1997 to 2003. Mr. Cohen also founded and led Deloitte's Consumer Products, Retail and Services Practice as it grew to serve over 100 countries in Europe, Asia Pacific and the Americas. Mr. Cohen brings considerable experience in retail and accounting as a result of his experience with Deloitte.

        Mr. Cohen is also a Director and Chair of the Audit Committee of Stein Mart Inc., a discount fashion retailer with sales in excess of $1 billion. In addition, he serves on the Board of several private and non-profit companies and was a Senior Advisor to Peter J. Solomon Company.

Sam Duncan, age 62

        Mr. Duncan, a director of SUPERVALU since July 2013, has served as the President and Chief Executive Officer of the Company since February 4, 2013. Prior to joining the Company, Mr. Duncan served from 2005 to 2011 as Chairman, Chief Executive Officer and President of OfficeMax, an office supplies retailer in North America with over $7 billion in revenues and more than 1,000 stores in the United States, Mexico, Puerto Rico and the U.S. Virgin Islands. In addition to retail, Mr. Duncan also oversaw the company's business-to-business sales and service divisions in Canada, Australia and New Zealand. Prior to joining OfficeMax, Mr. Duncan served from 2002 to 2005 as President and Chief Executive Officer of ShopKo Stores, Inc., a $3 billion Midwest retailer. In both these leadership roles, Mr. Duncan successfully led publicly traded companies through growth and financial improvement efforts, resulting in stronger organizations and improved shareholder value. Mr. Duncan has an extensive background in the grocery industry. He began his career at Albertsons as a courtesy clerk at the age of 15. During the next 19 years, he held various positions of increasing responsibility with Albertsons before moving to Fred Meyer, a division of Kroger, in 1992 as Vice President of Grocery. He was later appointed President of the Fred Meyer division. Mr. Duncan also served from 1998 to 2001 as President of Ralph's Grocery Company, one of the largest food retailers in Southern California. Among his many qualifications, Mr. Duncan brings significant retail and wholesale industry experience, as well as experience in leading public companies through growth and financial improvement efforts.

        Mr. Duncan served as a director of Nash Finch Co. from 2007 to 2012.

Philip L. Francis, age 67

        Mr. Francis, a director of SUPERVALU since 2006, retired in 2012 from PetSmart, Inc. after serving ten years as Chief Executive Officer and two years as the Executive Chairman. PetSmart is a specialty retailer of services and solutions for pets. Prior to joining PetSmart, Mr. Francis was the President and CEO of Shaw's Supermarkets, Inc. and Cardinal Foods. His formal education includes a Bachelor of Science degree from the University of Illinois in Agricultural Science and an MBA in Marketing and Management from Indiana University. Among his many qualifications, Mr. Francis brings significant retail industry experience, as well as experience in business strategy as a senior executive of a large public company.

        Mr. Francis is a director of CareFusion Corporation and Pharmaca Integrative Pharmacy Inc. He was also a director of PetSmart, Inc. from 1989 to 2013. He is active with several non-profit or service organizations that include Teach for America, Greater Phoenix Leadership (past chairman), Federal Reserve Board-Western Region Advisory Council, and TGen—Translational Genomics Research Institute. He is a past campaign chair and board chair of Valley of the Sun United Way, active in UMOM (homeless) and ASU Idea Enterprise.

Eric G. Johnson, age 63

        Mr. Johnson, a director of SUPERVALU since July 2013, is the President and Chief Executive Officer of Baldwin Richardson Foods Company ("Baldwin Richardson"), one of the largest African-American-owned businesses in the food industry, a position he has held since 1997. Baldwin Richardson is a major producer of products and ingredients for McDonald's, Kellogg, General Mills and Frito Lay. Baldwin Richardson also has retail brands and foodservice products that it distributes nationally. Mr. Johnson purchased Baldwin Ice Cream Co. in 1992, and in 1997 completed the acquisition of Richardson Foods from Quaker Oats Company to form Baldwin Richardson. From 1989 to 1991, Mr. Johnson served as Chief Executive Officer of Johnson Products Company. Among his many qualifications, Mr. Johnson brings considerable food industry and business experience from the perspective of a manufacturer and supplier of food products to the retail and foodservice markets.

        Mr. Johnson serves as a member of the Board of Directors for Lincoln National Corporation and is chairman of its Finance Committee. He also sits on the Board of Trustees for Babson College and serves on the Board of the Urban League of Rochester. Mr. Johnson is a graduate of Babson College.

Mathew M. Pendo, age 50

        Mr. Pendo, a director of SUPERVALU since April 2014, has served as a Managing Director at Sandler O'Neill Partners, an investment banking boutique focused on the financial services industry, since September 2013. Prior to joining Sandler O'Neill Partners, Mr. Pendo served as the Chief Investment Officer for the Troubled Asset Relief Program ("TARP") at the U.S. Department of the Treasury from November 2010 until March 2013. He previously served as Managing Director Investment Banking for Barclays Capital from 2003 until October 2010, where he served as Co-Head of the Industrials Group and the U.S. Investment Banking Group. Mr. Pendo is currently a member of the Board of Directors of Ally Financial Inc., a bank holding company focused on the auto finance and online banking industries. Mr. Pendo holds a Bachelor of Arts in Economics from Princeton University and received a Distinguished Service Award from the U.S. Department of Treasury for his work overseeing TARP's investment activities. Among his many qualifications, Mr. Pendo brings substantial financial and investment banking experience to the Board.

Matthew E. Rubel, age 56

        Mr. Rubel, a director of SUPERVALU since 2010, serves as a Senior Advisor with TPG Capital, a leading global private investment firm with $49 billion of capital under management. Until 2011 Mr. Rubel was the Chairman, President and Chief Executive Officer of Collective Brands,  Inc., the holding company for Payless ShoeSource, Collective Brands Performance Lifestyle Group and Collective Licensing International and a leader in lifestyle, fashion and performance brands for footwear and related accessories. Mr. Rubel joined Collective Brands in 2005 as Chief Executive Officer and President. Among his many qualifications, Mr. Rubel brings significant retail and branding experience and experience as a chief executive officer of a large public company, including managing a significant business transformation.

        Mr. Rubel is a Director and serves as Chairman of the Governance Committee for The Hudson Bay Company and is a director of HSN, Inc. From 2005 until 2011, Mr. Rubel was a director of Collective Brands, Inc.

Wayne C. Sales, age 64

        Mr. Sales has been a director of SUPERVALU since 2006 and was Non-Executive Chairman of the Board from 2010 to 2012. He served as Executive Chairman of the Board from July 2012 to February 2013. He served as Chief Executive Officer and President of SUPERVALU from July 2012 to February 2013. He is the retired Vice Chairman of Canadian Tire Corporation, Limited, Canada's most-shopped general merchandise retailer and the country's largest independent gasoline retailer, which he led as Chief Executive Officer and President from 2000 to 2006.

        Mr. Sales' retail executive experience spans more than 35 years. Prior to joining Canadian Tire in 1991, he served in several senior leadership positions with the U.S. division of Kmart Corporation in the areas of marketing, merchandising and store operations. Mr. Sales' accomplishments earned him several industry awards, including Distinguished Retailer of the Year in 2004 by the Retail Council of Canada and CEO of the Year by Canadian Business Magazine in 2005. In 2009, Mr. Sales was also inducted into the Canadian Marketing Hall of Legends. Among his many qualifications, Mr. Sales brings extensive leadership and business experience in the retail industry as the former chief executive officer of two large public companies, including SUPERVALU.

        Mr. Sales is a director and chair of the Compensation Committee of Tim Hortons Inc., the fourth-largest publicly traded quick service restaurant chain in North America based on market capitalization. He retired from his other board positions with Georgia Gulf Corp, a leading integrated North American manufacturer of chemicals and vinyl-based building and home improvement products, and Discovery Air Inc., a specialty aviation company, when he became President and Chief Executive Officer of the Company in 2012. Mr. Sales was appointed to the Board of Directors of Toys "R" Us, Inc. in April 2014.

Frank A. Savage, age 66

        Mr. Savage, a director of SUPERVALU since April 2014, has been a senior advisor to investment banking firm Lazard Ltd. ("Lazard") since January 1, 2014 and served as Vice Chairman of U.S. Investment Banking at Lazard from 2009 to December 31, 2013. He was the Co-Head of Lazard's Restructuring Group from June 1999 to December 31, 2013 and also served on Lazard's Deputy Chairman Committee from 2006 to December 2013. Prior to joining Lazard, Mr. Savage served as Co-Head of the Restructuring Practice at investment banking firm BT Alex. Brown Inc. and before that was the Head of the Restructuring Group at investment bank UBS AG. Mr. Savage holds a degree from the University of Pennsylvania's Wharton School of Business. Among his many qualifications, Mr. Savage brings extensive financial, restructuring and investment banking experience to the Board.

John T. Standley, age 51

        Mr. Standley, a director of SUPERVALU since April 2013, is the Chairman and Chief Executive Officer of Rite Aid Corporation and has spent the past 20 years in executive leadership roles in the grocery and pharmacy retail business. He became Rite Aid Corporation's President and Chief Operating Officer in September 2008, was appointed to the Rite Aid Board of Directors in 2009 and was named Chief Executive Officer in June 2010. He was elected Chairman of Rite Aid's Board of Directors in June 2012. Mr. Standley had previously served as Rite Aid's Chief Financial Officer, Chief Administrative Officer and Senior Executive Vice President from 1999 to 2005. Rite Aid Corporation is one of the nation's leading drugstore chains with more than 4,600 stores in 31 states and the District of Columbia and fiscal 2013 annual revenues of $25.4 billion. In addition to his tenure at Rite Aid, Mr. Standley served as Chief Executive Officer and a member of the Board of Directors of Pathmark Stores, Inc., a northeast regional supermarket chain, from 2005 to 2007. He also worked with The Yucaipa Companies from 1994 to 1999 in a variety of senior leadership positions at several grocery companies that were consolidated into Fred Meyer, Inc. Mr. Standley is currently Chairman of the National Association of Chain Drug Stores and is a graduate of Pepperdine University. Among his many qualifications, Mr. Standley brings substantial retail, financial and business expertise to the Board and is qualified to serve as a member of the Audit Committee.

Gerald L. Storch, age 57

        Mr. Storch, the Non-Executive Chairman and a director of SUPERVALU since January 2014, is Chairman and Chief Executive Officer of Storch Advisors, Inc., a senior management advisory and consulting firm that focuses primarily on retailing, e-commerce, consumer products and services, and consumer financial services. From 2006 to 2013, Mr. Storch was Chairman and Chief Executive Officer of Toys "R" Us, Inc., where he helped grow the company into a $13 billion global retailer, including expanding the company's e-commerce business and overseeing several mergers and acquisitions. Prior to his tenure at Toys "R" Us, Mr. Storch served as Vice Chairman of Target Corporation, a $70 billion retailer. During more than a decade with Target, Mr. Storch led the retailer's e-commerce site, target.com, the Target grocery business and the Target Financial Services credit card business, and oversaw Marshall Field's Department Stores. Among his many qualifications, Mr. Storch brings substantial business and leadership experience in retail to the Board as the former chief executive officer and former senior executive officer of two large public companies.

        Mr. Storch currently serves as a member of the Board of Directors of Bristol Myers Squibb Company and Fanatics Inc. Mr. Storch received a Master of Business Administration from Harvard Business School, a Juris Doctor from Harvard Law School and a Bachelor of Arts from Harvard College.

DIRECTOR COMPENSATION

        The Corporate Governance and Nominating Committee reviews the compensation of our directors on a periodic basis. Based upon its review, the Corporate Governance and Nominating Committee makes recommendations to the Board of Directors. In fiscal 2014, following the closing of the transactions described above under "Board Changes in Connection with the March 2013 Transactions," the Corporate Governance and Nominating Committee, in consultation with the Company's independent compensation consultant, reviewed the Company's director compensation relative to the Company's updated peer group. No changes were made to director compensation as a result of this review.

        Annual compensation for non-employee directors is comprised of the following components: cash compensation, consisting of an annual retainer and committee retainer, and equity compensation, consisting of an annual deferred retainer payable in SUPERVALU common stock. In addition, our non-employee directors may receive stock options from time to time. Each of these components is described in more detail below.

Annual Board/Committee and Chairperson Retainers

        Non-employee directors receive an annual cash retainer of $80,000 per year. The Lead Director, if any, receives an additional annual cash retainer of $25,000. In addition, the Chairperson of each Board committee receives the following annual retainer: Audit Committee Chairperson and Leadership Development and Compensation Committee Chairperson, $25,000; and Corporate Governance and Nominating Committee Chairperson, $20,000. Also, each non-employee director committee member receives the following annual retainer for each committee served on: Audit Committee, $15,000; Leadership Development and Compensation Committee, $15,000; and Corporate Governance and Nominating Committee, $10,000. Before being eliminated by the Board in March 2013, members of the Finance Committee received an annual retainer of $10,000, with $20,000 being paid to the Chairperson. The $80,000 cash retainer is prorated for directors who are appointed to the Board between Annual Meeting dates based on their appointment date.

        In fiscal 2014, as Non-Executive Chairman, Mr. Miller received a one-time option grant to purchase 1 million shares of common stock of the Company at a price of $6.49 per share (the closing market price of the Company's common stock on the grant date) and waived any rights to receive cash compensation through the period ending at the Annual Meeting of Stockholders in 2014. These options were exercisable in three equal installments on each of the first three anniversaries of the grant date. Mr. Miller resigned from the Board on January 9, 2014. By its terms, his option would not have vested as of the date of his resignation from the Board and he would not have been able to exercise the option following his resignation. The Corporate Governance and Nominating Committee and the independent members of the Board determined that Mr. Miller should receive compensation for his services as Chairman of the Board and amended his option to (1) accelerate the vesting of two-thirds of the option prior to the effective time of Mr. Miller's resignation and (2) extend the period during which Mr. Miller is permitted to exercise the option for such vested shares from one year following his resignation to the end of the Company's 2017 fiscal year. Upon the resignation of Mr. Miller and appointment of Mr. Storch as the Non-Executive Chairman of the Board, the Corporate Governance and Nominating Committee recommended and the Board determined that Mr. Storch should receive an annual cash retainer of $100,000 per year for his role as Non-Executive Chairman, in addition to his compensation as a non-employee director. Mr. Storch's compensation was prorated by 50% to reflect his service from January 10, 2014 through the Annual Meeting of Stockholders. Also, Mr. Pendo's and Mr. Savage's annual director compensation was prorated to reflect their service from April 24, 2014 through the Annual Meeting of Stockholders.

Annual Deferred Stock Retainer

        We also compensate each non-employee director by providing them with $100,000 in SUPERVALU common stock as soon as administratively practicable after each annual meeting of stockholders and upon the completion of any then-existing black-out period. We credit these non-employee directors' accounts in the form of SUPERVALU common stock that is credited in share units to the SUPERVALU INC. Directors' Deferred Compensation Plan (2009 Restatement) (the "Directors' Deferred Compensation Plan") described below. The number of shares credited to each director's account is based upon the price of the Company's common stock on the date the shares are credited. As described below, Mr. Sales is not eligible to participate in the Directors' Deferred Compensation Plan and received $100,000 in cash in place of the common stock. Messrs. Neporent and Tessler, previous Symphony-designated directors, also received this annual stock retainer in cash rather than SUPERVALU common stock. The annual deferred stock retainer is prorated for directors who are appointed to the Board between Annual Meeting dates.

        The following table summarizes the components of annual compensation for directors:

	Cash retainer	$ 80,000	&zwsp;
	Lead Director retainer, if any	$ 25,000
&zwsp;	Non-Executive Chairman retainer	$100,000	&zwsp;
	Corporate Governance and Nominating Committee retainer	$ 10,000
&zwsp;	Audit Committee and Leadership Development and Compensation Committee retainer	$ 15,000	&zwsp;
	Corporate Governance and Nominating Committee Chair retainer	$ 20,000
&zwsp;	Audit Committee Chair and Leadership Development and Compensation Committee Chair retainer	$ 25,000	&zwsp;
	Deferred Stock retainer	$100,000

Retirement Program

        Effective June 27, 1996, our Directors Retirement Program was discontinued and benefits previously earned by directors were frozen. A non-employee director elected to our Board prior to June 27, 1996 will receive an annual payment of $20,000 per year for the number of years of Board service prior to June 27, 1996, but for not more than ten years of such service, after such director ceases to be a member of the Board. Directors first elected to the Board after June 27, 1996 do not participate in the Directors Retirement Program. As a result of this benefit, Mr. Gage is entitled to an aggregate of $200,000 (payable in annual installments of $20,000) following his resignation from the Board, which was effective March 20, 2013.

Deferred Compensation Program

        Directors may elect to defer payment of their cash retainers under the Directors' Deferred Compensation Plan. Under the Directors' Deferred Compensation Plan, a non-employee director may elect to have payment of all or a portion of the cash retainers deferred and credited to a deferred stock account or into a deferred cash account. If a director chooses to defer cash retainers into a deferred stock account, SUPERVALU then credits the director's account with an additional amount equal to 10% of the amount of cash retainers the director has elected to defer and contributes the total amount in the director's account to a grantor ("rabbi") trust that uses the amount to purchase shares of SUPERVALU common stock, which are then allocated to an account for the director under the trust. Each director is entitled to direct the trustee to vote all shares allocated to the director's account in the trust. The common stock in each director's deferred stock account will be distributed to the director after the director leaves the Board, in accordance with the directors' payment election. Until that time, the trust assets remain subject to the claims of our creditors. Dividends paid on the shares of common stock held in each of the directors' accounts are used to purchase additional shares for these accounts each quarter. If a director chooses to defer all or a portion of cash retainers into a deferred cash account, interest is payable on the amount of deferred cash compensation at an annual rate equal to the twelve-month rolling average of Moody's Corporate Average Bond Index for the twelve-month period ending in the month of October preceding the first day of the calendar year. Payment in cash is made from the cash account after the director leaves the Board, in accordance with the directors' payment election. Non-employee directors who are former employees of SUPERVALU, including Mr. Sales, are not eligible to participate in the Directors' Deferred Compensation Plan.

Reimbursements and Expenses

        Non-employee directors are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and stockholder meetings. While travel to such meetings may include the use of the Company aircraft, if available or appropriate under the circumstances, the directors generally use commercial air service. Directors are also reimbursed for participation in director education programs in the amount of $7,500 for each director, plus expenses, to be used every two years.

        From time to time, spouses may join non-employee directors on the Company aircraft when a non-employee director is traveling to or from a Board, committee or stockholder meeting or any other meeting of the Company where such non-employee director is invited to do so by the CEO. This travel may result in the non-employee director recognizing income for tax purposes. The Company does not reimburse the non-employee director for the taxes incurred in connection with such income.

        Non-employee directors are eligible to use the Company aircraft for personal purposes to the extent that the Company aircraft is already traveling on Company business or at the direction of the CEO and there is available space for such non-employee director. Any such personal use of the Company aircraft may result in the non-employee director recognizing income for tax purposes, and the Company does not reimburse the non-employee directors for any taxes incurred in connection with such personal use.

DIRECTOR COMPENSATION FOR FISCAL 2014

	Name (1)	Fees Earned or Paid In Cash (3)	Stock Awards (4)	Option Awards (5)	Total	&zwsp;
	Donald R. Chappel	$111,123	$110,812	—	$ 221,935
&zwsp;	Irwin S. Cohen	$127,685	$108,728	—	$ 236,413	&zwsp;
	Philip L. Francis	$157,685	$100,000	—	$ 257,685
&zwsp;	Eric G. Johnson	$105,000	$110,500	—	$ 215,500	&zwsp;
	Robert G. Miller	—	—	$3,049,300	$3,049,300
&zwsp;	Mark A. Neporent	$220,435	—	—	$ 220,438	&zwsp;
	Matthew E. Rubel	$126,123	$106,156	—	$ 232,279
&zwsp;	Wayne C. Sales (2)	$183,000	—	—	$ 183,000	&zwsp;
	John T. Standley	$138,808	$102,247	—	$ 241,055
&zwsp;	Gerald L. Storch	$ 90,000	$ 59,000	—	$ 149,000	&zwsp;
	Lenard Tessler	$236,219	—	—	$ 236,219
(1)
Ronald E. Daly, Susan E. Engel, Edwin C. Gage, Steven S. Rogers and Kathi P. Seifert were not paid any director compensation in fiscal 2014.

(2)
Mr. Sales is included in the table because he ceased being the Executive Chairman on March 21, 2013 and received compensation for service as a director from and after that date.

(3)
Reflects the amount of cash compensation earned in fiscal 2014 for Board and committee service. Amounts shown include any amounts deferred by the director under the Director's Deferred Compensation Plan described above.

(4)
Includes (a) the annual deferred stock retainer for each director as described above and (b) any additional shares of common stock awarded to a director as a result of the director's deferral of fees earned under the Director's Deferred Compensation Plan described above. The grant date fair value of stock awards are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC 718"). Refer to Note 1—Summary of Significant Accounting Policies and Note 9—Stock-Based Awards within Part II, Item 8 of the Annual Report on Form 10-K for the fiscal year ended February 22, 2014 for our policy and assumptions made in determining the grant date fair value of stock-based awards. The amounts shown above also reflect the full grant date fair value of stock awards made during fiscal 2014. As of February 22, 2014, the last day of our fiscal year, each of our non-employee directors had shares credited to their account under the Director's Deferred Compensation Plan Trust as follows: Mr. Chappel, 173,196 shares; Mr. Cohen, 153,269 shares; Mr. Francis, 125,890 shares; Mr. Johnson, 28,182 shares; Mr. Rubel, 118,317 shares; Mr. Sales, 294,322 shares; Mr. Standley, 16,308 shares; and Mr. Storch, 23,664 shares.

(5)
The amount shown reflects the full grant date fair value calculated in accordance with FASB ASC 718. Refer to Note 1—Summary of Significant Accounting Policies and Note 9—Stock-Based Awards within Part II, Item 8 of the Annual Report on Form 10-K for the fiscal year ended February 22, 2014 for our policy and assumptions made in determining the grant date fair value of stock-based awards. The only option award granted to non-employee directors during fiscal 2014 was the one-time option grant under the 2012 Stock Plan to Mr. Miller to purchase 1 million shares of common stock of the Company at a price of $6.49 per share (the closing market price of the Company's common stock on the grant date). As described in "Annual Board/Committee and Chairperson Retainers" above, Mr. Miller's option was accelerated and the expiration date was extended in connection with his resignation from the Board in January 2014. As of February 22, 2014, the last day of our fiscal year, each of the following non-employee directors had the following stock options outstanding: Mr. Chappel, 6,140 shares; Mr. Cohen, 30,420 shares; Mr. Francis, 24,420 shares; Mr. Miller, 666,667 shares; Mr. Rubel, 6,140 shares; and Mr. Sales, 24,420 shares.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis provides an overview of our fiscal 2014 business highlights along with a detailed explanation of our executive compensation philosophy and programs, and decisions made with respect to compensation for the following Named Executive Officers.

Named Executive Officers

• Sam Duncan, our Chief Executive Officer and President (effective February 4, 2013);	• Bruce H. Besanko, our Executive Vice President and Chief Financial Officer (effective August 7, 2013);
• Janel S. Haugarth, our Executive Vice President & President, Independent Business and Supply Chain Services (SUPERVALU executive since June 2006);	• Randy G. Burdick, our Executive Vice President, Chief Information Officer (effective March 25, 2013);
• Michele A. Murphy, our Executive Vice President, Human Resources and Communications (effective March 25, 2013);	• Wayne C. Sales, our former Executive Chairman (employment ended March 21, 2013);
• Sherry M. Smith, our former Executive Vice President and Chief Financial Officer (employment ended August 9, 2013); and	• Kevin R. Holt, our former Executive Vice President, Retail Operations (employment ended May 28, 2013).

        Compensation provided to our NEOs is also outlined in the Summary Compensation Table on page 56 and the other compensation-related tables that follow the Summary Compensation Table in this Proxy Statement.

Executive Summary

        The following summary provides a brief overview of SUPERVALU, including significant events, our operations, our core areas of focus and our incentive compensation programs in fiscal 2014.

Business Overview

        SUPERVALU consists of its Independent Business segment; Save-A-Lot, the Company's hard discount grocery chain; and its Retail Food segment which is comprised of 190 retail food stores located in five distinct geographic markets.

  •
  SUPERVALU's Independent Business segment is one of the largest wholesale distributors to independent retail customers serving approximately 2,240 stores nationwide. The Company leverages its supply chain operations by providing wholesale distribution and logistics solutions to its independent retail customers.

  •
  SUPERVALU's Save-A-Lot segment is one of the nation's largest hard discount grocery retailers by store count, totaling more than 1,330 owned and licensed stores across the country. Save-A-Lot also operates 16 dedicated distribution centers providing wholesale distribution to these stores.

  •
  SUPERVALU's Retail Food segment includes the five regionally-based traditional format grocery banners of Cub Foods, Shoppers Food & Pharmacy, Shop 'n Save, Farm Fresh and Hornbacher's.

Significant Business Events

        Fiscal 2014 marked a year of stabilization and improved business performance following several years of declining revenues and market capitalization. The year started with our execution on the strategic alternatives review announced in July 2012 by closing the sale of NAI to AB Acquisition under the Stock Purchase Agreement and by consummating the Tender Offer by, and the issuance and sale of shares of our common shares to, Symphony under the Tender Offer Agreement (together, the "Transactions"). Through the NAI sale, the Company sold five banners from its Retail Food segment, which included approximately 90,000 employees. The Tender Offer and common stock sale led to Symphony holding approximately 21% of our outstanding common stock, and also resulted in a significant change to our Board with the resignation of five directors and the appointment of six new directors. See "Board Changes in Connection with the March 2013 Transactions" for additional discussion of the Transactions and changes to the Board.

        In addition to changes to the Board, we established a strong new management team with significant industry experience. We appointed a new CEO in February 2013 and a new management team in early fiscal 2014. Our new management team, together with our employees, has made significant progress over the past year to stabilize our business and position the Company for future success, including gaining positive momentum that was reflected in our year-end results.

        Shortly after the Transactions, the following key events occurred:

  •
  We re-aligned our talent needs and cost structure to our new, smaller company, as we went from having revenues of approximately $36 billion to revenues of approximately $17 billion.

  •
  The Transactions resulted in a change of control for certain of our outstanding plans and agreements at the time, with a number of our executives departing the Company.

  •
  Only one of our current Named Executive Officers, Ms. Haugarth, continues as a Named Executive Officer following the announcement of the Transactions.

        Some of the key business highlights during the fiscal year included:

  •
  Transitioning our business to a more decentralized operating model.

  •
  Better positioning the Company to increase profitability by managing our expenses well.

  •
  Increasing operating earnings within our Independent Business segment on both a dollar and rate basis for fiscal 2014, while maintaining strong customer loyalty and confidence.

  •
  Planning for a consolidation of our Independent Business segment from three regions into two regions, which was announced at the start of fiscal 2015.

  •
  Directing a company-wide effort on store initiatives focused on excellence designed to deliver a better customer experience in our retail stores.

  •
  De-risking the Company's balance sheet and lowering the Company's overall debt service costs.

        We made significant headway on returning value to stockholders in fiscal 2014 as we worked to stabilize SUPERVALU and drive its turnaround.

  •
  The chart above-left represents the total shareholder return ("TSR") for our 2013 and 2014 fiscal years, calculated as of the end of the month in which the fiscal year ended (February 2013 and February 2014).

  •
  Market capitalization represents our closing stock price at the end of fiscal 2013 and fiscal 2014 multiplied by the number of common shares outstanding as of such date and includes 42,477,692 common shares sold to Symphony for $4.00 per share on March 21, 2013 as part of the Transactions.

Measuring Business Performance

        For fiscal 2014, we believed that for compensation purposes, the two best ways to measure our success at executing on our plan were "compensation EBITDA" and sales. Thus, for short-term incentive plan purposes, we used these two measurements for our semi-annual performance periods. The combination of the non-GAAP compensation EBITDA measure and the sales measure helped us to keep a sharp focus on delivering top-line sales while managing our cost structure. Highlights of this business performance follow; and see "Short-Term Incentive Plan" in this Compensation Discussion and Analysis and Appendix A to this Proxy Statement for more details on our performance periods, how we define adjusted EBITDA and compensation EBITDA and our performance results.

Compensation EBITDA

  •
  We achieved 99.5% of our compensation EBITDA target for the first-half of the fiscal year and 92.1% for the second-half of the fiscal year under our short-term incentive plan. More details on our performance under each semi-annual performance period are included in the "Short-Term Incentive Plan" section on page 43.

  •
  While we effectively met our first-half compensation EBITDA target under our short-term incentive plan, in the second-half we did not achieve our target in part because we decided to accelerate our investment in the business in an effort to better position the Company for long-term future success (and which contributed to a positive impact on our retail sales performance as discussed below).

Sales

  •
  The short-term incentive plan for our NEOs included sales metrics that measured each business segment's growth.

  •
  Generally, Save-A-Lot and Retail Food segment identical store sales ("ID Sales") improved throughout the year. ID Sales for the first-half of the year fell short of expectations, which led to low achievement rates and payouts on ID Sales metrics. While still below plan, ID Sales increased relative to our plan during the second-half of the year—leading to improvement in achievement percentages over the first-half of the year.

  •
  On a quarterly basis, network ID Sales in our Save-A-Lot segment rose in the fourth quarter to 2.1% and Company-operated Save-A-Lot stores' ID Sales rose to 3.5%. A renewed focus on licensees and our fresh business, including a broad expansion of meat-cutting capabilities, drove additional customers to Save-A-Lot stores.

  •
  In our Retail Food segment, investments in marketing and in the shopping experience drove basket growth in the fourth quarter, which helped us to achieve a positive quarterly ID Sales performance of 0.2% in the fourth quarter.

  •
  Independent Business segment sales were $8.04 billion, a decrease of 1.6% as we continued to face challenges in bringing on new business in the wake of our strategic alternatives review announcement in July 2012 which pressured our ability to develop new customer affiliations. These results reflect business stabilization, and our revenue stream remains profitable and relatively constant. Independent Business sales achievement was moderately below targets for the first-half and second-half periods.

CEO Pay Highlights

        Compensation decisions are made by the Leadership Development and Compensation Committee of the Board or a subcommittee thereof (the "Committee"), and by the independent members of the Board with respect to our Chief Executive Officer.

        Mr. Duncan joined the Company on February 4, 2013, following the announcement and prior to the closing of the Transactions. His immediate attention on internal and external stakeholders helped the Company deliver significant milestones and positioned SUPERVALU for future success as a grocery wholesaler and retailer.

        Below are the components of Mr. Duncan's target levels of compensation, as well as the actions taken and rationale in setting each component. The determination was based on market data for CEO compensation of companies in our peer group, as described in the "Assessing the Competitive Market" section on page 40 (referred to as our "Peer Group").

        Mr. Duncan's target total direct compensation is slightly below the market median for our Peer Group.

Component	Target	Pay Actions and Rationale	&zwsp;
Base Salary	$1,500,000	No change to base salary was warranted due to the market-competitiveness of Mr. Duncan's current salary.
Short-Term Incentive	$1,500,000
		A total short-term incentive payout of $820,260 was earned (55% of target) based on Company performance compared to the plan metrics established at the start of each semi-annual performance period during fiscal 2014. See the "Short-Term Incentive Plan" section on page 43 for more details.
Long-Term Incentive ("LTI")	$3,000,000
		An annual LTI award in the form of a non-qualified stock option was granted to Mr. Duncan on May 6, 2013, with a grant date fair value of $2,385,525 as reported in the Summary Compensation Table on page 56. The amount of Mr. Duncan's annual LTI award was determined to be well-aligned with the market median for our Peer Group.
Target Total Direct Compensation	$6,000,000

Significant Compensation Decisions

        Our significant compensation decisions during fiscal 2014 and for fiscal 2015 are detailed below.

Significant Compensation Decisions—Fiscal 2014

  •
  No Salary Increases:  No increases to base salary for the NEOs in their current position at the start of the fiscal year; base salary increases for NEOs were only made in connection with promotion.

  •
  Semi-Annual Incentive Plan:  Changed the short-term incentive program to provide for semi-annual payouts based on first-half and second-half performance metrics, instead of an annual program. This was a temporary change to drive performance and deliver results as quickly as possible to engage executives and employees in the implementation of the Company's stabilization efforts. We also paid short-term incentives fully in cash, instead of the prior approach in fiscal 2013 of paying 50% in cash and 50% in restricted stock.

  •
  Long-Term Incentive Plan:  Made our fiscal 2014 annual long-term incentive award entirely as stock options to tightly align our equity-eligible employees with stockholders during our transformation.

  •
  Tightened Change of Control Provisions:  Amended our Change of Control Agreements, the SUPERVALU INC. 2012 Stock Plan (the "2012 Stock Plan") and equity award agreements for future grants to include tighter definitions of "change of control" and "good reason" and to better reflect current market practice and our business after the Transactions. These changes make it less likely that a corporate transaction will result in a change of control, and more difficult for an executive to depart the Company following a change of control and receive severance or other change of control benefits.

Significant Compensation Decisions—Fiscal 2015

  •
  Short-Term Incentive Plan:  Reverted to an annual payment and performance period for senior executives under the short-term incentive plan, which also requires a minimum consolidated adjusted EBITDA threshold to be met before any bonuses will be payable. The fiscal 2015 consolidated adjusted EBITDA measure is different from fiscal 2014's compensation EBITDA measure in that it will be the same consolidated adjusted EBITDA as publicly reported in the Company's financial statements and earnings releases.

  •
  Long-Term Incentive Plan:  Changed the composition of our annual long-term incentive awards to consist of a mix of nonqualified stock options and stock-settled restricted stock units to diversify our awards and provide greater retention value. Fiscal 2015 long-term incentive awards for our NEOs will be comprised of 75% stock options and 25% stock-settled restricted stock units.

  •
  Changes to Short-Term Incentive Opportunity:  Increased Mr. Duncan's short-term incentive opportunity at target from 100% of base salary to 120% of base salary to better align his compensation to the market median of CEOs for our Peer Group and to increase the percentage of his total compensation that is performance-based.

  •
  One-Time Incentive Opportunities:  Provided a one-time incentive opportunity to Mr. Duncan in the amount of $500,000 and to certain other NEOs in much smaller amounts, which are in recognition of the significant continued effort, focus and dedication necessary for the successful execution of the Company's continued turnaround in fiscal 2015. These awards were in the form of cash-settled restricted stock units vesting at the end of fiscal 2015.

"Say on Pay" Considerations

        At the 2013 Annual Meeting of Stockholders, our stockholders voted to approve, on an advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in our Proxy Statement for the 2013 Annual Meeting of Stockholders.

        The vote "For" approval of the compensation of our Named Executive Officers was 95.6%, significantly up from the 73.3% "For" approval vote at our prior year's annual meeting. The Board and Committee took this as strong stockholder support of our efforts to align pay and performance, and therefore did not undertake any specific changes in the Company's compensation policies or programs directly as a result of the vote.

Governance Policies and Best Practices

        We endeavor to maintain good corporate governance standards, including those which impact the oversight of our executive compensation policies and practices, as well as those designed to align our executive compensation with long-term stockholder interests. The following were in effect during fiscal 2014:

✓Compensation Consultant Independence: The Committee's independent compensation consultant, Exequity, is retained directly by the Committee and performs no additional consulting or other services for the Company other than advising the Corporate Governance and Nominating Committee regarding director compensation.

✓Practices Related to Board/Committee Structure and Approval: The leadership structure of our Board consists of a Non-Executive Chairman who is appointed by the independent directors, and independent Board committee chairs and members.

✓Stock Ownership and Retention Guidelines: We have stock ownership guidelines in place for our directors and executives to encourage them to build and maintain an ownership position in our common stock.

✓Anti-Hedging and Pledging Policy: Our directors and executive officers are prohibited from pledging, engaging in short sales, hedging and trading put and call options with respect to the Company's securities.

✓Leadership Development and Compensation Committee Independence: The Committee is comprised solely of independent directors.

✓Risk Evaluation: The Committee's oversight responsibility includes assessing the relationship between potential risk created by the Company's compensation programs and their impact on long-term stockholder value. The Committee engaged its independent compensation consultant to assist with an annual internal risk assessment of all incentive-based compensation and has concluded that the Company's compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

✓Recoupment Policy: Our recoupment (or "clawback") policy is in place to provide for recovery of compensation paid in the event an accounting restatement is required due to material noncompliance with financial reporting requirements that results in performance-based compensation that would have been a lower amount if calculated on restated results.

How We Determine Executive Compensation

        This section describes how we review and set executive compensation pay levels and programs for our NEOs. While we consider many factors in determining compensation levels for our NEOs, ultimately the Committee, or in the case of our CEO, the independent members of our Board, exercises its judgment as to the final amounts awarded, targets and the ultimate payouts under our incentive plans or any other programs.

Executive Compensation Philosophy

        The underlying philosophy of attracting, retaining and motivating the high caliber of executives and other key employees needed to successfully deliver sustained high performance drives the compensation principles that govern our executive compensation approach. These include the following:

  •
  Long-Term Stockholder Alignment:  The interests of our executive officers should be linked with those of our stockholders by aligning compensation with the creation of long-term stockholder value.

  •
  Pay for Performance:  A significant portion of the compensation opportunities of our executives is based on the achievement of business results.

  •
  Market Competitive Pay:  The overall targeted compensation opportunity of our NEOs is competitive with the median of the market, as described below.

Oversight of the Compensation Process

        Compensation for our NEOs other than the CEO is reviewed and approved by the Committee on an annual basis. As part of that review, the Committee takes into consideration competitive market analyses and the recommendations of our human resources staff, the Committee's compensation consultant and the CEO. The Committee reviews at least annually the relationship of target compensation levels for each NEO relative to the median pay levels of executives at companies in our Peer Group and the compensation target for the CEO. The Committee also reviews at least annually internal equity relationships for comparable positions across the Company.

        For the CEO, the Committee prepares compensation recommendations for ultimate review and approval or ratification by the independent members of the Board, with the CEO not participating in such review and approval or ratification. In making its compensation recommendations regarding our CEO, the Committee takes into consideration the Board's annual performance evaluation of our CEO, internal equity relationships, competitive market analyses for other chief executive officers based on our Peer Group (as described in "Assessing the Competitive Market" on page 40), and information provided by our human resources staff and the Committee's compensation consultant. Recommendations with respect to the compensation of our CEO are not shared with the CEO during this process.

        Normally, the annual review of executive compensation occurs at the Committee's April meeting. Due to hiring and promoting a substantially new leadership team, for fiscal 2014 the review for executives was generally conducted by the Committee at the time that new executives were hired or promoted.

Role of Executive Officers

        The Chief Executive Officer provides the Committee with his evaluation of the other NEOs and his recommendations for their pay, which the Committee is free to endorse, modify or reject. The Committee is supported in its work by Company management and its primary liaisons are the Executive Vice President, Human Resources and Communications and the Executive Vice President, General Counsel and Corporate Secretary, who acts as the Committee's Secretary, helps coordinate the Committee's meetings and provides support to the Committee in the execution of its duties.

Role of the Compensation Consultant

        The Committee has the authority to retain outside compensation consultants to assist in the evaluation of executive compensation or to otherwise advise the Committee. The Committee directs the work of such consultants, and decisions regarding compensation of our NEOs are ultimately made by the Committee and, in the case of our CEO, by the independent members of the Board.

        During fiscal 2014, the Committee continued to retain Exequity, a nationally recognized independent provider of executive compensation advisory services with no legal or financial connection to any other service provider, to serve as its independent compensation consultant. In fiscal 2014, Exequity supported the Committee by providing competitive data on compensation and relative performance of Peer Group companies (which information allows the Committee to make informed decisions with the benefit of understanding the factors shaping the external marketplace for executive compensation); providing an updated comprehensive review of our executive compensation program; providing input and suggested approaches with respect to our pay programs; making presentations on regulatory and legislative matters affecting executive compensation; providing input and suggested approaches with respect to our pay programs; providing input in connection with new executive hires; and consulting on other matters as requested.

        The Committee determined that the work of Exequity did not raise any conflicts of interest in fiscal 2014. In making this assessment, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act, including the other services Exequity provided to the Company, the level of fees received from the Company as a percentage of Exequity's total revenue, policies and procedures employed by Exequity to prevent conflicts of interest, and whether the individual Exequity advisers to the Committee own any Company stock or have any business or personal relationships with members of the Committee or our executive officers.

        The Committee has adopted a policy whereby any consulting work done by its independent compensation consultant with expected billings in excess of $25,000, excluding work for the Committee, is subject to pre-approval by the Committee. Exequity and its affiliates did not perform any work in fiscal 2014 for the Company outside of Exequity's role as consultant to the Committee and as a consultant to the Corporate Governance and Nominating Committee regarding director compensation.

Assessing the Competitive Market

        The Company assesses its executives' compensation opportunities against the median of the competitive market. In assessing competitiveness, the Committee reviews compensation information from the Peer Group, as well as compensation information available from third-party surveys. This information is used to inform the Committee of competitive pay practices, including the relative mix among elements of compensation. This information is also used to determine, as a point of reference for each NEO, a midpoint (or median) within the competitive compensation range, for base salary, annual incentive, long-term equity incentive and the total of these elements.

        The Committee also recognizes that comparative pay assessments have inherent limitations, due to the lack of precise comparability of executive positions between companies, as well as the companies themselves. As a result, the competitive medians are used only as a guide and are not the sole determinative factor in making compensation decisions for the NEOs. In exercising its judgment, the Committee looks beyond the competitive market data and considers individual job responsibilities, individual performance, experience, compensation history, internal comparisons and compensation at former employers (in the case of new hires) and Company performance.

        The third-party compensation surveys used by the Committee provide data on similarly-sized organizations based on revenue and industry. In fiscal 2014, the Committee referenced Equilar's Executive Compensation Survey and third-party retail, wholesale and general industry surveys conducted by Towers Watson. Those surveys were the Towers Watson Executive Compensation Database, the Towers Watson Retail/Wholesale Executive Compensation Database and the Towers Watson Industry Report on Top Management Compensation—Retail/Wholesale Sector.

Peer Group

        In December 2012, in anticipation of the Transactions and in connection with approving compensation for Mr. Duncan to join our Company as CEO, Exequity assisted the Committee in defining a new Peer Group for the Company that would be more aligned to the Company's industry (from being predominantly a grocery retailer and distributor to having a smaller retail grocery operation with continued significant wholesale distribution capabilities), revenue (from a company with approximately $36 billion in revenue to a company with approximately $17 billion in revenue) and size (from a company with approximately 130,000 employees to one with approximately 35,000 employees). This new Peer Group was further refined in fiscal 2014 by the Committee post-Transactions. Based on the Committee's assessment of operational comparability and the competitive landscape, the only changes made for fiscal 2014 were to remove The Gap Inc. and The TJX Companies Inc. from the Peer Group, and to add Toys "R" Us, Inc. to our Peer Group.

        Our fiscal 2014 Peer Group consisted of 19 companies that have median revenues equal to approximately $14.8 billion. Below is a table showing our fiscal 2014 Peer Group:

Fiscal 2014 Peer Group

	Big Lots, Inc.	&zwsp;	Sears Holdings Corporation	&zwsp;
	Core-Mark Holding Company		Staples, Inc.
&zwsp;	Dollar General Corporation	&zwsp;	SYNNEX Corporation	&zwsp;
	J.C. Penney Company, Inc.		Sysco Corporation
&zwsp;	Kohl's Corporation	&zwsp;	Tech Data Corporation	&zwsp;
	Nash-Finch Company		Toys "R" Us, Inc.
&zwsp;	OfficeMax / Office Depot (Combined)	&zwsp;	W.W. Grainger, Inc.	&zwsp;
	Publix Super Markets, Inc.		WESCO International, Inc.
&zwsp;	Rite Aid Corporation	&zwsp;	Whole Foods Market, Inc.	&zwsp;
Safeway Inc.

        Generally, the Committee intends to maintain the continuity of the companies within our Peer Group from year to year; however, changes in the composition of the group may occur due to changes in our Company or as companies enter or exit the publicly-traded marketplace, as the relative size of the companies in the comparison group changes or as business conditions warrant.

Components of Executive Compensation Program

        Our executive compensation program is structured to provide a mix of fixed and variable compensation, with variable compensation delivered via short-term and long-term incentives that meet the pay for performance and stockholder alignment principals of our compensation philosophy.

        The fundamental elements of our fiscal 2014 executive compensation program and the key characteristics and objective(s) of each element are presented in the following table.

Component	Key Characteristic	Objective(s)

Base Salary	Fixed compensation paid on a weekly basis, reviewed annually and adjusted as deemed appropriate.	Market competitive pay —
Intended to compensate executives fairly for services rendered during the year, set at a level to fairly reflect the responsibility level and value to the Company of the position held.

Short-Term Incentive Awards	Variable cash bonus payment opportunity based on achievement of key corporate and business unit performance goals and individual contributions to that performance.	Pay for performance and market competitive pay — Intended to motivate and reward executives for achieving specific performance goals over semi-annual performance periods.

Component	Key Characteristic	Objective(s)

Long-Term Incentive and Other Stock-Based Awards	Variable equity compensation generally granted in the form of non-qualified stock options and restricted stock. In addition to our LTI program, we made stock-based awards for other purposes, such as make-whole or inducement awards for new hires.	Long-term stockholder alignment, pay for performance and market competitive pay —
Intended to reinforce the alignment between the interests of our executives and those of the Company's stockholders, motivate executives by tying incentives to the achievement of the long-term performance of our common stock and drive long-term value creation.

Health, Welfare and Retirement Benefits	Fixed compensation component that provides a safety net of protection against financial catastrophe that may result from illness, disability or death and that provides an opportunity to save for a competitive level of retirement income.	Market competitive pay —
Intended to promote employee health and well-being, consistent with broad-based plans offered to all salaried employees and support employees in attaining financial security, consistent with the broad-based 401(k) plan offered to all non-union employees.

Deferred Compensation	Fixed compensation component that provides for tax planning opportunities commonly provided to executives.	Market competitive pay — Intended to provide competitive benefits that assist the Company in attracting and retaining executive officers.

Post-Employment Compensation	Fixed compensation component which provides for lump sum cash benefits, continuation of welfare benefits and outplacement services in the event of involuntary termination without cause or following a change of control.	Market competitive pay —
Intended to ensure retention of executives for business continuity leading up to and following a significant corporate transaction or in the event of involuntary termination without cause.

Base Salaries

        SUPERVALU pays NEOs and other executives an annual base salary. Salary levels for our NEOs are based on individual performance and experience, job responsibility and internal equity, and also take into consideration the competitive market median. For fiscal 2014, the Committee determined that, as part of its focus on pay for performance, base salaries for NEOs would be increased only in cases where the incumbent assumed additional responsibilities. This represents a continuation of the approach to base salaries that was adopted in fiscal 2013.

        The only NEO who received a base salary increase in fiscal 2014 was Ms. Murphy. The Committee increased Ms. Murphy's base salary from $325,000 to $425,000 in March 2013 in connection with her promotion to her current position to more closely align her base salary with the market median and recognize the significant increase in breadth of job responsibility of her new role in the Company. Base salaries for new NEOs were determined by reference to market competitive levels as compared to our

Peer Group and third-party surveys as discussed under "Assessing the Competitive Market" section above.

Short-Term Incentive Plan

        SUPERVALU has historically provided its NEOs and other executives an annual incentive opportunity to align executive compensation with the achievement of SUPERVALU financial goals that support our business plans. However, for fiscal 2014 only, the Committee revised the annual incentive program to better focus our NEOs on short-term goal achievements critical to stabilizing our business by establishing two separate semi-annual incentive performance periods within the plan.

        The plan had the same performance measures for both semi-annual performance periods: compensation EBITDA and sales, which includes ID Sales for the Retail Food and Save-A-Lot segments and net sales for the Independent Business segment. Compensation EBITDA, which is used solely for internal compensation purposes as a metric for our short-term incentive plan, has some variations from the consolidated adjusted EBITDA publicly reported in the Company's financial statements and earnings releases, as explained in more detail in Appendix A. Performance metrics for the short-term incentive plan were designed to measure the successful execution of our strategies to drive sales in all segments and new customer affiliations in our Independent Business segment, while continuing to better manage expenses and drive adjusted EBITDA.

        The Committee (and with regard to the CEO, the independent members of the Board) establishes annual minimum, target and maximum award opportunities expressed as a percentage of base salary paid during the fiscal year. For fiscal 2014, the Committee set annual incentive opportunities for our NEOs that ranged from 50% to 100% of base salary paid for the year at target levels of performance, up to a possible range of 100% to 200% of base salary for performance meeting or exceeding the maximum performance level.

        The following tables detail the metrics, weightings, performance goals and actual performance attained under each metric applicable to the NEOs for each semi-annual performance period.

First-Half Performance Period for Fiscal 2014 ($ in Millions)

	Performance Metric	Weighting	Maximum	Target	Minimum	Actual Performance	&zwsp;
	Percent of Target Award Payout		200%	100%	25%
&zwsp;	Compensation EBITDA	50.0%	$ 451	$ 410	$ 349	$ 408	&zwsp;
	Independent Business Segment Sales	25.0%	$4,537	$4,448	$4,270	$4,282
&zwsp;	Retail Food ID Sales	12.5%	0.70%	-1.30%	-2.30%	-2.12%	&zwsp;
	Save-A-Lot Network ID Sales	12.5%	3.40%	1.40%	0.80%	-1.20%

Second-Half Performance Period for Fiscal 2014 ($ in Millions)

	Performance Metric	Weighting	Maximum	Target	Minimum	Actual Performance	&zwsp;
	Percent of Target Award Payout		200%	100%	25%
&zwsp;	Compensation EBITDA	50.0%	$ 422	$ 384	$ 326	$ 353	&zwsp;
	Independent Business Segment Sales	25.0%	$4,053	$3,974	$3,696	$3,758
&zwsp;	Retail Food ID Sales	12.5%	4.17%	2.17%	1.17%	-0.86%	&zwsp;
	Save-A-Lot Network ID Sales	12.5%	4.90%	2.90%	0.00%	1.91%

For each performance period, the Committee imposed a compensation EBITDA floor equal to the minimum shown in the tables above before any incentive would be payable.

        The individual incentive award target opportunities and resulting payouts for each performance period for our NEOs are shown in the table below. The payout for each period was based on the Company's performance results and the NEO's base salary earned during the performance period, with the exception of Ms. Haugarth whose annual incentive payout was guaranteed under her pre-Transactions change of control agreement at 100%, as explained on page 47. In October 2013, the semi-annual incentive opportunity for Mr. Burdick was increased from 50% of base salary to 75% of base salary taking into account internal and external market comparisons and to better align his annual incentive opportunity with other similarly situated senior executives.

        The goals that the Committee established for the metrics were intended to encourage our executives to meet or exceed operational goals. At the time the performance goals were set, the minimum-level goals were characterized as "stretch, but attainable," meaning that depending on our projected turnaround success, this level of performance was uncertain, but could reasonably be anticipated to be achieved with strong performance.

        The table below shows the target opportunity and the actual payout, both shown as a percent of base salary for each performance period and adjusting for any prorated opportunities or payouts due to mid-year hires or salary increases (as applicable).

		&zwsp;	Target Opportunity			&zwsp;	Actual Payout			&zwsp;	Actual Payout			&zwsp;
		&zwsp;	(% of Salary)			&zwsp;	(% of Salary)			&zwsp;	($)			&zwsp;
	Officer	&zwsp;	First- half	Second- half	Fiscal 2014	&zwsp;	First- half	Second- half	Fiscal 2014	&zwsp;	First- half	Second- half	Fiscal 2014	&zwsp;
	Sam Duncan		100%	100%	100%		60%	49%	55%		$450,937	$369,323	$820,260
&zwsp;	Bruce H. Besanko	&zwsp;	18%	100%	59%	&zwsp;	11%	49%	30%	&zwsp;	$ 36,236	$166,195	$202,431	&zwsp;
	Janel S. Haugarth		NA	NA	100%		NA	NA	100%		NA	NA	$625,000
&zwsp;	Randy G. Burdick	&zwsp;	43%	69%	56%	&zwsp;	26%	34%	30%	&zwsp;	$ 69,573	$ 91,407	$160,980	&zwsp;
	Michele A. Murphy		70%	75%	72%		42%	37%	39%		$ 89,114	$ 78,481	$167,595

Discretionary Adjustments

        The Committee reviews the quality of the Company's performance and determines the extent to which performance goals under the short-term incentive plan are met in April of each year, after the preparation of the Company's consolidated financial statements. With two semi-annual performance periods this year, the Committee conducted this review in October 2013 and April 2014. In making its determination, the Committee may apply discretion such that the numbers used for our short-term incentive performance goals may differ from the numbers reported in the Company's financial statements. In applying this discretion, the Committee may exclude all or a portion of both the positive or negative effect of external events that are outside the control of our executives, such as natural disasters, litigation or changes in accounting or taxation standards. These adjustments may also exclude all or a portion of both the positive or negative effect of unusual or significant strategic events that are within the control of our executives, but that are undertaken with an expectation of improving our long-term financial performance.

        For fiscal 2014, the Committee approved the following discretionary adjustments:

  •
  An increase to the first-half compensation EBITDA target to account for changes in timing of income recognition under our Transition Services Agreements. The adjustment moved the first-half compensation EBITDA target from $384 million to $410 million, an increase of $26 million. This adjustment was taken into account while setting the second-half compensation EBITDA targets.

  •
  Two immaterial accounting changes that impacted Independent Business segment sales. The changes, made after the plan year had begun, impacted the timing of revenue recognition and how the business reflects the impact of certain allowances. The net impact of these adjustments increased the credited amount of Independent Business segment sales by $5 million for the year.

Long-Term Incentives and SUPERVALU INC. 2012 Stock Plan

        We provide long-term incentive ("LTI") compensation opportunities to reinforce the link between the interests of our executive officers and stockholders, to reward our executives for their performance contributions in achieving our business objectives by tying these incentives to the performance of our common stock over the long term, and to motivate them to improve our financial performance over multiple years. Additionally, equity awards are necessary to make our compensation program competitive with the market, yet represent a variable, at-risk pay component that meets the objectives of our compensation philosophy.

        For fiscal 2014, the Committee decided to make our annual LTI grant entirely as stock options to tightly align our LTI-eligible employees with stockholders during our transformation. As a result, the NEOs received solely nonqualified stock options as their annual fiscal 2014 LTI grant.

        The following table shows the number of stock option shares granted to NEOs:

	Named Executive Officer	Stock Options Granted for Fiscal 2014 Annual Grant	&zwsp;
	Sam Duncan	829,892
&zwsp;	Bruce H. Besanko	154,275	&zwsp;
	Janel S. Haugarth	276,631
&zwsp;	Randy G. Burdick	138,315	&zwsp;
	Michele A. Murphy	186,726

        The annual stock option grant shown above for Mr. Besanko was prorated because he was hired mid-year.

        We generally make all LTI and other stock-based awards under the 2012 Stock Plan. We amended the 2012 Stock Plan in fiscal 2014 to tighten our change of control provisions, such that it would be more difficult to trigger a change of control and to receive change of control acceleration of equity awards under the 2012 Stock Plan. Specifically, the 2012 Stock Plan previously contained a change of control definition with a 20% threshold on another party acquiring beneficial ownership of our shares of common stock, and we increased that threshold to be a greater than 50% acquisition of beneficial ownership. Equity awards under the 2012 Stock Plan continue to have a "double trigger" for change of control, meaning that vesting is accelerated only if there is both a change of control and an involuntary termination without "cause" or a voluntary resignation for "good reason" within 2 years following a change of control. We revised the definition of good reason in our forms of award agreements under the 2012 Stock Plan to make it more difficult for good reason to exist and, thus, more difficult to trigger change of control benefits. Our stockholders are being asked to amend and restate the 2012 Stock Plan at the Annual Meeting of Stockholders as detailed under "Approval of an Amended and Restated SUPERVALU INC. 2012 Stock Plan (Item 4)."

        Stock awards, both in the form of nonqualified stock options and restricted shares, were also used by the Company during fiscal 2014 for purposes other than our annual LTI grant. These awards are described in more detail in the following section "2014 Named Executive Officer Compensation" and are also included in both the Summary Compensation Table and Grants of Plan-Based Awards Table on pages 56 to 59.

2014 Named Executive Officer Compensation

        Our executive compensation program directly links a substantial portion of executive compensation to our performance through the short-term and long-term incentive plans. Total direct compensation includes base salary, short-term incentive compensation and long-term incentive compensation. The mix of targeted total direct compensation elements for the CEO and other current NEOs is shown below, with each element of compensation described as a percentage of targeted total direct compensation.

        The CEO's targeted total direct compensation pay mix ties 75% of pay directly to Company performance. The average targeted total direct compensation pay mix for the other current NEOs ties 70% of pay to Company performance. We only included the current NEOs because their pay more accurately reflects our pay practices and our former NEOs were not eligible to participate in our short-term incentive plan in fiscal 2014 and did not receive LTI awards in fiscal 2014.

        The CEO pay and performance discussion is included on pages 35 to 36. The following section discusses the other current NEOs and the former NEOs.

Other Current NEOs

Bruce H. Besanko, Executive Vice President and Chief Financial Officer

        Mr. Besanko has served as Executive Vice President and Chief Financial Officer since joining the Company on August 7, 2013. The Committee reviewed market data for our Peer Group regarding chief financial officer compensation (as described in "Assessing the Competitive Market" above) in consultation with its independent compensation consultant, as well as the positive prior working relationship between Mr. Besanko and Mr. Duncan, and set Mr. Besanko's annual target total direct compensation at $2,350,000. This included a base salary of $675,000, a short-term (annual) incentive target of $675,000 and an annual LTI award value of $1,000,000.

        As part of Mr. Besanko's offer of employment, the Committee determined that a make-whole cash bonus in the amount of $1,500,000 was appropriate to cover the value of various compensation components he was forgoing from his previous employer to join the Company. The Committee also determined that stock-based sign-on awards were necessary as an inducement for Mr. Besanko to commence employment with the Company and to further link his compensation to the Company's long-term performance. Therefore, the Committee awarded Mr. Besanko with a restricted stock grant and a non-qualified stock option grant, each for 225,000 shares and vesting pro-rata over a three-year time period.

        Mr. Besanko's short-term incentive award is described in detail on pages 43 to 45.

Janel S. Haugarth, Executive Vice President & President, Independent Business and Supply Chain Services

        Ms. Haugarth has served as Executive Vice President & President, Independent Business and Supply Chain Services since October 2012, and she has been an executive of the Company since June 2006. The Committee reviewed market data for our Peer Group in consultation with its independent compensation consultant and determined that no changes to Ms. Haugarth's compensation were necessary during fiscal 2014, particularly in light of certain change of control protections that are in place for a two-year period following the Transactions under a pre-existing agreement between the Company and Ms. Haugarth. As determined by the Committee, Ms. Haugarth's annual target total direct compensation remains at $2,250,000. This includes a base salary of $625,000, a short-term (annual) incentive target of $625,000 and an annual LTI award value of $1,000,000.

        As part of Ms. Haugarth's pre-Transactions change of control protections, she is entitled to receive at least a 100% target-level bonus for two years following the closing of the Transactions, with each payment in the amount of $625,000. As such, Ms. Haugarth was not eligible to participate in the short-term incentive plan for fiscal 2014.

        In connection with the announcement of the Company's strategic alternatives review in July 2012, the Company entered into a retention agreement with Ms. Haugarth to ensure her continued services during a time of uncertainty for the Company and when the stability of our Independent Business was critical. Her agreement covered a two-year period and was payable in four installments for a total of $750,000. During fiscal 2014, $375,000 was paid to Ms. Haugarth under this arrangement and a final payment of $300,000 is due to be paid in July 2014.

Randy G. Burdick, Executive Vice President and Chief Information Officer

        Mr. Burdick has served as Executive Vice President and Chief Information Officer since joining the Company on March 25, 2013. The Committee reviewed market data for our Peer Group regarding chief information officer compensation (as described in "Assessing the Competitive Market" above) in consultation with its independent compensation consultant, as well as the prior positive working relationship between Mr. Burdick and Mr. Duncan, and initially set Mr. Burdick's annual target total direct compensation at $1,310,000. This included a base salary of $540,000, a short-term (annual) incentive target of $270,000 and an annual LTI award value of $500,000.

        As part of Mr. Burdick's offer of employment, the Committee determined a cash bonus in the amount of $500,000 and equity awards of 30,000 restricted shares and a nonqualified stock option for 160,000 shares was appropriate to cover the value of various compensation components he was forgoing from his previous employer and as an inducement to join the Company and further link his compensation to the Company's long-term performance. Mr. Burdick's sign-on stock option award vests 100% two years after the date of grant, and his restricted stock grant vests pro-rata over a three-year time period.

        In October 2013, the Committee increased Mr. Burdick's short-term incentive opportunity from 50% to 75% of base salary as described on page 44. Mr. Burdick's short-term incentive award is described in detail on pages 43 to 45.

Michele A. Murphy, Executive Vice President, Human Resources and Communications

        Ms. Murphy has served as Executive Vice President, Human Resources and Communications since March 25, 2013. In connection with her promotion into this role, the Committee reviewed relevant market data as described in "Assessing the Competitive Market" above and set Ms. Murphy's annual target total direct compensation opportunity at $1,418,750. This includes a base salary of $425,000, a short-term (annual) incentive target of $318,750 and an annual LTI award value of $675,000.

        The Company also entered into a new agreement with Ms. Murphy for a cash payment and stock award in exchange for cancellation of her rights under her pre-Transactions change of control agreement and in lieu of a post-Transactions change of control agreement for at least the two-year period following the closing of the Transactions. See "Post-Employment Compensation—Executive Change of Control Policy" on page 49. Under this new agreement, the Company provided Ms. Murphy with a lump sum cash payment equal to $162,500 and 31,298 shares of restricted stock vesting 100% on the second anniversary of the grant date. In addition, during the period of strategic alternatives review and shortly prior to the announcement of the Transactions, the Company entered into a retention agreement with Ms. Murphy to ensure her continued services with the Company to manage the critical human resources functions through the then-anticipated closing of the Transactions in the amount of $130,000. This amount was paid to Ms. Murphy in a lump sum cash payment during fiscal 2014.

        Ms. Murphy's short-term incentive award is described in detail on pages 43 to 45.

Former Officer NEOs

        Below we provide information about compensation arrangements with former executives who are included in the compensation tables of this Proxy Statement on pages 56 to 66.

Wayne C. Sales, former Executive Chairman

        Mr. Sales, who was our CEO prior to Mr. Duncan, served as the Company's Executive Chairman until March 21, 2013 and was instrumental to the Company's successful execution of the strategic alternatives review process and the closing of the Transactions. In addition to his base salary payments totaling $109,615 during fiscal 2014, severance and other payments were made to Mr. Sales which are disclosed in the "All Other Compensation" column in the Summary Compensation Table on page 56. These payments were made in connection with his offer letter and included the following: $630,000 which was the second installment of his cash sign-on bonus; $2,030,769 in severance for the balance of his unpaid base salary for the remainder of the two-year employment term; and $1,500,000 representing a payment in lieu of annual LTI awards to be paid in fiscal 2014 when Mr. Sales stepped down in connection with the completion of the strategic alternatives review process and the anticipated closing of the Transactions. Such payments totaled $4,160,769, which reflects a $2,700,000 reduction made at the request of Mr. Sales.

Sherry M. Smith, former Executive Vice President and Chief Financial Officer

        Ms. Smith served as the Company's Executive Vice President and Chief Financial Officer until August 6, 2013. In addition to her base salary paid during her employment in fiscal 2014, Ms. Smith received payments under two separate retention agreements with the Company as described below.

        In connection with the announcement of the Company's strategic alternatives review in July 2012, the Company entered into a retention agreement with Ms. Smith to ensure her continued services during a time of uncertainty for the Company and when the stability of our financial operations was critical. Her agreement covered a two-year period and was payable in four installments for a total of $750,000. During fiscal 2014, $150,000 was paid to Ms. Smith under this arrangement while she was actively employed, and an additional $525,000 was paid following her termination of employment pursuant to the terms of the retention agreement that provided for full payment of unpaid amounts in the event of an involuntary termination of employment.

        In addition, a retention payment of $300,000 was made to ensure Ms. Smith's continued services with the Company during a critical financial accounting and reporting period following the closing of the Transactions and to maintain continuity until a successor Chief Financial Officer was appointed. The Committee approved the retention payment to ensure continuity of the financial operations during the implementation of our strategic plan.

        A lump sum cash severance payment equal to $2,400,000 was also made to Ms. Smith pursuant to her pre-Transactions change of control agreement which is disclosed in the "All Other Compensation" column in the Summary Compensation Table on page 56.

Kevin R. Holt, former Executive Vice President, Retail Operations

        Mr. Holt served as the Company's Executive Vice President, Retail Operations until May 28, 2013. In addition to his base salary paid during his employment in fiscal 2014, Mr. Holt received a payment under a retention agreement with the Company as described below.

        In connection with the announcement of the Company's strategic alternatives review in July 2012, the Company entered into a retention agreement with Mr. Holt to ensure his continued services during a time of uncertainty for the Company and when the stability of our retail operations was critical. His agreement covered a two-year period and was payable in four installments for a total of $1,000,000. Following his termination of employment, the remaining $900,000 in retention payments was made to Mr. Holt pursuant to the terms of the retention agreement that provided for full payment of unpaid amounts in the event of an involuntary termination of employment.

        A lump sum cash severance payment equal to $2,700,000 was also made to Mr. Holt pursuant to his pre-Transactions change of control agreement which is disclosed in the "All Other Compensation" column in the Summary Compensation Table on page 56.

Post-Employment Compensation

Executive Change of Control Policy

        SUPERVALU's objective is to provide NEOs and other executives with protection under a market competitive change of control severance agreement. The Committee believes that this benefit helps to maintain the impartiality and objectivity of our executives in the event of a change of control situation so that our stockholders' interests are protected. The Committee reviews this change of control policy periodically to address whether these protections are consistent with the Committee's philosophy and our competitive market, as well as in compliance with federal tax rules affecting nonqualified deferred compensation.

        In November 2013, the Board approved, including only the independent members of the Board with respect to the Chief Executive Officer, a tightened form of change of control severance agreement that the Company subsequently entered into with the following NEOs: Sam Duncan, Bruce H. Besanko and Randy G. Burdick. The change of control agreements were amended to change the definition of what constitutes a "change of control" by increasing the threshold ownership percentage that qualifies as a change of control from 20% or more to 50% or more, such that 50% or more of our shares of common stock or voting power would have to be acquired to result in a change of control. The definition of what constitutes a "change of control" was also changed to eliminate the Board's ability to determine, in its discretion, that a "change of control" has occurred. These amended agreements also tightened the definition of "good reason" to make it more difficult for a covered executive to receive severance.

        SUPERVALU's form change of control agreements have what is known as a "double trigger," meaning that the executive receives certain benefits listed below if the executive's employment is involuntarily terminated without "cause" or due to a voluntary resignation for "good reason" within 2 years following a change of control or in certain situations prior to a change of control. For details on the definitions of change of control, cause and good reason, see "Executive Compensation—Potential Payments Upon Termination or Change of Control—SUPERVALU Change of Control Agreements" on page 68.

        Other key provisions of the form change of control agreements, as amended in fiscal 2014, are summarized below:

Agreement Provision	Description	&zwsp;
Severance Benefits

•  3 times for the CEO and 2 times for the other NEOs, of annual base salary and target annual incentive, plus welfare benefits continuation.
•  Earned but unpaid salary and accrued vacation and annual bonus plan and long-term incentive plan amounts due but not yet paid.
•  Pro rata annual incentive for year of termination.
•  Reimbursement for COBRA coverage for medical, dental and life insurance.
•  Outplacement services not to exceed $25,000, paid to an outplacement provider and not to the executive.
•  "Best net" reduction of compensation to avoid excise tax.
• Requires execution of a release of claims acceptable to the Company.
Covenants

•  Non-disclosure of confidential information, non-solicitation of employees, non-solicitation of existing or prospective customers, vendors and suppliers, non-competition, return of property and non-disparagement covenants.

&zwsp;

        Ms. Haugarth is still under her pre-Transactions change of control agreement from 2009 which provides for a lump sum payment equal to two times her annual base salary and target bonus. Base salary means the highest base salary in effect at any time in the prior 12 months preceding the change of control (as defined in the agreement). Ms. Haugarth's agreement also provides for continued family medical, dental and life insurance coverage until the earlier of the end of the 24 month period following separation or the commencement of comparable coverage with a subsequent employer or under a plan of her spouse's employer.

        In exchange for the cancellation of her rights under her pre-Transactions change of control agreement and in lieu of any post-Transactions change of control agreement for at least the two-year period following the closing of the Transactions, Ms. Murphy received a cash payment and stock award. Therefore, her payouts under a change of control are different from other NEOs. Ms. Murphy would be eligible for a single lump sum cash payment of $121,875, outplacement services at a cost to the Company of not more than $25,000 and continued medical, dental and life insurance coverage until the earlier of the end of the 12 month period following her termination or the commencement of comparable coverage with a subsequent employer or under a plan of her spouse's employer.

Executive Severance Plan

        The Company offers an executive severance plan to provide transitional assistance to executives who are separated from employment with the Company. The Company has no separate termination agreements with any of our NEOs who terminated employment with benefits under the Executive Severance Plan in fiscal 2014. The Company's current separation agreements with Ms. Haugarth and

Ms. Murphy are described on page 69. In addition, no changes were made to this plan during fiscal 2014, and the plan in effect is summarized below:

Agreement Provision	Description	&zwsp;
Severance Triggers
•  Involuntary termination without "cause" as defined below, subject to certain exclusions.
•  "Cause" is defined as continued failure to perform duties, conviction of a felony, conduct materially and demonstrably injurious to the Company, personal dishonesty that results in substantial personal enrichment or failure to comply with certain Company policies.
• Various provisions address plan participation criteria. For example, an executive who declines an offer for an alternative position in the Company with annual cash compensation equal to or greater than the executive's current annual cash compensation is not covered by the plan.
Severance Benefits

•  2 times for the CEO and 1.5 times for the other NEOs of annual base salary at time of termination.
•  2 times for the CEO and 1.5 times for the other NEOs of the average of the performance results (expressed as a percentage) used to determine the NEOs' bonus amounts under the annual bonus plan for the preceding three years (or all bonus amounts if the NEO has been employed fewer than three years), multiplied by the NEO's current target bonus amount.
•  Pro rata annual incentive, including the portion paid in stock, and payments for each long-term incentive plan cycle, not completed as of the termination date.
•  Reimbursement for COBRA coverage for medical and dental insurance.
•  Outplacement services not to exceed $25,000, paid to an outplacement provider and not to the executive.
•  Repayment of severance benefits received by a NEO who the Company rehires in any capacity within six months of the termination date.
	• Requires execution of a release of claims acceptable to the Company.	&zwsp;
Covenants
• Non-disclosure of confidential information, non-solicitation of employees, non-solicitation of existing or prospective customers, vendors and suppliers, non-competition, return of property and non-disparagement covenants.

Deferred Compensation

        Under the Company's Executive Deferred Compensation Plan (2008 Statement), eligible executives may elect to defer on a pre-tax basis up to 50% of base salary and may elect to defer up to 100% of annual incentive compensation during the plan year. The program allows executives to save for retirement on a tax-deferred basis. Under this unfunded plan, amounts deferred by the executive accumulate on a tax-deferred basis and are credited at an effective annual interest rate equal to Moody's Corporate Bond Index, set as of October 1 of the preceding year. The Executive Deferred Compensation Plan also provides for additional make-up contributions that are credited to the participant's account in the Executive Deferred Compensation Plan, which are described in more detail under "Executive Compensation—Pension Benefits—SUPERVALU INC. Executive Deferred Compensation Plan (Pension Make-Up Benefit)" on page 65.

        For the 2013 calendar year, this plan was suspended and eligible employees were not offered the opportunity to defer 2014 base salary or fiscal 2014 bonus. The plan was reinstated for the 2014 calendar year, once again allowing executives the opportunity to elect deferral of both fiscal 2015 base salary and bonus.

Retirement Benefits

        Consistent with our overall compensation philosophy, SUPERVALU maintains a retirement plan for certain non-union employees under which a maximum of $195,000 per year in annual benefits may be paid upon retirement based on limitations imposed by Section 415 of the Code. Effective December 31, 2007, this plan was closed to new participants and service crediting for existing participants was discontinued. Compensation crediting was discontinued effective December 31, 2012, at which time, accrued benefits for all participants were frozen. In addition, SUPERVALU maintains a non-qualified supplemental executive retirement plan and a non-qualified excess benefit plan for certain highly-compensated employees, including one NEO, that allow for the payment of additional benefits so that such retiring employees may receive, in the aggregate, at least the benefits they would have been entitled to receive if the Code did not impose maximum limitations. Our retirement plans are described in more detail following the Pension Benefits Table under "Executive Compensation."

        SUPERVALU provides post-retirement death benefits for certain designated retired executive officers, which would include those NEOs who meet the retirement definition of termination at or after age 55 with 10 or more years of service. Currently, Ms. Haugarth meets the retirement definition mentioned above. The death benefit is fixed at an amount approximately equal to, on an after-tax basis, 140% of an eligible executive's final base salary. The benefits may be funded through life insurance policies owned by SUPERVALU. Ms. Haugarth is the only NEO eligible to participate. No new participants are eligible to receive these benefits.

        Until January 2013, for all employees who participated in the SUPERVALU STAR 401(k) Plan, including NEOs, the Company made a matching contribution of $1 for every $1 the participant contributes, up to the first 4% of pay and $0.50 for each $1 the participant contributes on the next 2% of pay. The Company could have also made additional profit-sharing contributions, at the discretion of the Company's management, of up to a maximum of 3% of the eligible participant's compensation. As part of the Company's cost-cutting initiatives, the matching and profit-sharing contributions were discontinued for many participants (including all executives) for the 2013 plan year. For the 2014 calendar year, the Company introduced a discretionary year-end match for those employees whose matching and profit-sharing contributions were discontinued, including all executives. The amount of the discretionary match that will apply for the 2014 calendar year will be determined at the end of fiscal 2015, depending on Company performance.

        The Company provides limited post-retirement medical benefits for some of its employees, including certain executive officers who met the eligibility requirements of the plan before it was closed to new participants in 2002. Based on years of service, the Company will pay a percentage based on years of service of retiree medical and pharmacy premiums for certain employees who retire at age 55 or older with 10 or more years of service. The current NEOs who are eligible under this plan are Ms. Haugarth (currently at 60%) and Ms. Murphy (currently at 20%). At and after age 65 the benefit is converted to a Health Reimbursement Account arrangement subject to a maximum annual benefit of up to $1,700 for each of the retiree and his or her spouse, for retirements prior to 2016, and a maximum annual benefit of up to $1,000 for each of the retiree and his or her spouse, for retirements commencing on or after January 1, 2016.

Other Compensation-Related Policies

        In addition to the compensation programs detailed above, SUPERVALU has several other policies and programs that impact the compensation of our NEOs.

Perquisites

        SUPERVALU's perquisites program, which applies to our NEOs and other executives, allows for a limited number of perquisites, consistent with the Committee's focus on performance-based compensation. The Committee will continue to review this perquisites program periodically.

        For fiscal 2014, SUPERVALU policies permitted the following executive benefits and perquisites to our NEOs:

Executive Benefit	Description
Post-Retirement Death Benefit Coverage	• A death benefit of 140% of the executive's final base salary paid to the beneficiary.
• Current participants have been grandfathered into this program; no new enrollment has been allowed since fiscal 2008.

Personal Aircraft Usage	• Our policy permits the reasonable personal use of the corporate aircraft by our CEO, Mr. Duncan. To the extent our CEO is using the aircraft, our policy permits other employees to travel with the CEO if their destination is the same or in close proximity to the CEO's destination.
• No tax gross-up to cover the individual tax on personal travel.

Executive Stock Ownership and Retention Program

        SUPERVALU has an executive stock ownership and retention program for our NEOs and other executives so that these executives will experience the same downside risk and upside potential as our stockholders experience. The current stock ownership and retention program requirements for our executives, including the NEOs, are as follows:

Position	Multiple of Base Salary
Chief Executive Officer	5 times
Chief Financial Officer	4 times
Executive Vice Presidents	3 times
Corporate Senior Vice Presidents	1 times

        For purposes of complying with our Executive Stock Ownership and Retention Program, stock is considered owned if the shares are owned outright, if the shares are owned by immediate family members or legal entities established for their benefit, and if the shares are in the form of unvested restricted stock. Outstanding unexercised stock options are not considered owned for purposes of our program. Our NEOs and other executives may not pledge owned shares as security, enter into any risk hedging arrangements or engage in any short sales or trading in put and call options with respect to the Company's securities. Until the executive has met the ownership multiple set forth above, the executive is required to retain shares equal to 50% of the net after-tax profit received from stock option exercises or the vesting of restricted stock. In fiscal 2014, all of our NEOs were in compliance with our Executive Stock Ownership and Retention Program.

Recoupment Policy

        Our recoupment policy for executive officers of the Company reflects sound governance and is consistent with current market practice. Specifically, the recoupment (or "clawback") policy allows for recovery of the following compensation elements:

  •
  all amounts paid under the annual incentive plan, including any discretionary amounts that were paid with respect to any fiscal year that is restated; and

  •
  all awards under the Long-Term Incentive Program, the 2007 Stock Plan, the 2012 Stock Plan or any preceding or successor plans that were issued or paid with respect to any fiscal year that is restated.

        This policy applies in the event there is an accounting restatement due to the material noncompliance under any financial reporting requirements which results in performance-based compensation that would have been a lower amount if it had been calculated based on such restated results.

Deductibility of Compensation

        Section 162(m) of the Code limits the deductibility of compensation paid to certain of the NEOs to $1 million annually. Compensation that is "qualified performance-based compensation" generally is not subject to the $1 million deduction limit. We consider the tax deductibility of any element of executive compensation as a factor in our overall compensation program. It is our intent to qualify all compensation paid to our top executives, where practicable under our compensation policies, for deductibility under the Section 162(m) limits in order to maximize our income tax deductions. However, the Committee (and with regard to the CEO, the independent members of the Board) may approve compensation that may not qualify for the compensation deduction if, in light of all applicable circumstances, it would be in our best interest for such compensation to be paid.

 REPORT OF THE LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

        The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,
Matthew E. Rubel, Chairperson Eric G. Johnson Philip L. Francis

EXECUTIVE COMPENSATION

        The following tables and accompanying narrative disclosure should be read in conjunction with the "Compensation Discussion and Analysis," which sets forth the objectives of SUPERVALU's executive compensation and benefit program.

        The table below shows compensation for the last three fiscal years for the individuals who served as Chief Executive Officer and Chief Financial Officer during fiscal 2014, each of the other three most highly compensated executive officers who were serving at the end of fiscal 2014 and two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of fiscal 2014.

SUMMARY COMPENSATION TABLE

	Name and Principal Position	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (6) ($)	All Other Compensation (7) ($)	Total ($)
&zwsp;	Sam Duncan Chief Executive Officer and President	2014 2013	$1,500,000 $ 86,538	$ 0 $ 500,000	$ 0 $ 0	$2,385,525 $2,101,200	$820,260 $ 0	$ 0 $ 11,196	$ 240,823 $ 14,365	$4,946,608 $2,713,299
&zwsp;	Bruce H. Besanko Executive Vice President and Chief Financial Officer (8)	2014	$ 371,250	$1,500,000	$1,746,000	$1,260,938	$202,431	$ 0	$ 85,957	$5,166,576
&zwsp;	Janel S. Haugarth Executive Vice President & President, Independent Business and Supply Chain Services	2014 2013 2012	$ 625,000 $ 625,000 $ 625,000	$1,000,000 $ 75,000 $ 0	$ 0 $ 219,260 $ 225,675	$ 795,176 $ 251,931 $ 514,271	$ 0 $ 0 $225,675	$ 13,144 $411,358 $708,297	$ 4,593 $ 24,875 $ 14,125	$2,437,913 $1,607,424 $2,313,043
&zwsp;	Randy G. Burdick Executive Vice President, Chief Information Officer (9)	2014	$ 498,462	$ 500,000	$ 194,700	$ 857,506	$160,980	$ 0	$ 35,693	$2,247,341
&zwsp;	Michele A. Murphy Executive Vice President, Human Resources & Communications (10)	2014	$ 417,308	$ 130,000	$ 203,124	$ 536,744	$167,595	$ 8,254	$ 163,510	$1,626,535
&zwsp;	Wayne C. Sales Former Executive Chairman (11)	2014 2013	$ 109,615 $ 865,385	$ 0 $1,630,000	$ 0 $2,741,060	$ 0 $ 0	$ 0 $ 0	$ 0 $ 0	$4,256,049 $ 44,861	$4,365,664 $5,281,306
&zwsp;	Sherry M. Smith Former Executive Vice President and Chief Financial Officer (12)	2014 2013 2012	$ 276,923 $ 600,000 $ 594,615	$ 975,000 $ 75,000 $ 0	$ 0 $ 177,686 $ 182,883	$ 0 $ 245,733 $ 514,271	$ 0 $ 0 $182,883	$ 2,548 $261,645 $316,570	$2,618,614 $ 10,712 $ 14,567	$3,873,085 $1,370,776 $1,805,789
&zwsp;	Kevin R. Holt Former Executive Vice President, Retail Operations (13)	2014 2013	$ 173,942 $ 465,865	$ 900,000 $ 599,933	$ 0 $ 74,400	$ 0 $ 194,611	$ 0 $ 0	$ 0 $ 0	$2,753,871 $ 51,076	$3,827,813 $1,385,885
(1)
Amounts shown are not reduced to reflect the NEOs' elections, if any, to defer receipt of salary under the Executive Deferred Compensation Plan described in "Compensation Discussion and Analysis."

(2)
Amounts for fiscal 2014 for Messrs. Besanko and Burdick reflect make-whole bonuses paid in connection with each executive's hire with SUPERVALU to compensate them for the value of their forfeited equity from prior employers. The bonus amount paid to Ms. Haugarth for fiscal 2014 reflects (a) two installment payments under a key employee retention program for a total of $375,000, and (b) a target-level bonus payment of $625,000 pursuant to her change of control agreement. The bonus amount paid to Ms. Murphy for fiscal 2014 reflects a retention bonus of $130,000. The bonus amount paid to Ms. Smith for fiscal 2014 reflects (a) a $150,000 installment payment under the key employee retention program, (b) a retention bonus of $300,000 and (c) the remaining amount of $525,000 owed under the key employee retention program in connection with her termination. The amount paid to Mr. Holt for fiscal 2014 reflects the remaining amount owed under a key employee retention program in connection with his termination.

(3)
The amounts shown in this column reflect the full aggregate grant date fair value calculated in accordance with the FASB ASC 718 for: (a) fiscal 2014, 2013 and 2012 for restricted stock awards and (b) fiscal year 2013 for a restricted stock unit and performance stock unit for Mr. Sales. Details for the 2014 grants are provided in the Grants of Plan-Based Awards Table on page 59. In accordance with FASB ASC 718, the grant date fair value for the restricted stock and the restricted stock units equals the closing stock price on the date of grant. Refer to Note 1—Summary of Significant Accounting Policies and Note 9—Stock-Based Awards within Part II, Item 8 of the Annual Report on Form 10-K for the fiscal year ended February 22, 2014 for our policy and assumptions made in determining the grant date fair value of stock-based awards.

(4)
The amounts shown in this column reflect the full aggregate grant date fair value for fiscal years 2014, 2013 and 2012 calculated in accordance with FASB ASC 718. In addition to stock options, this column is reporting a stock-settled multi-year performance stock appreciation right for Mr. Holt in fiscal 2013. Refer to Note 1—Summary of Significant Accounting Policies and Note 9—Stock-Based Awards within Part II, Item 8 of the Annual Report on Form 10-K for the fiscal year ended February 22, 2014 for our policy and assumptions made in determining the grant date fair value of stock-based awards. Note that the amounts reported in this column do not necessarily correspond to the actual economic value that will be received by the Named Executive Officers from the options.

(5)
Non-equity incentive plan compensation for fiscal 2014 represents the aggregate amount of awards earned in recognition of achievement of performance goals under the semi-annual short-term incentive plan. First-half incentive plan payouts were as follows: Mr. Duncan $450,937; Mr. Besanko $36,236; Ms. Haugarth $0; Mr. Burdick $69,573; and Ms. Murphy $89,114. Second-half incentive plan payouts were as follows: Mr. Duncan $369,323; Mr. Besanko $166,195; Ms. Haugarth $0; Mr. Burdick $91,407; and Ms. Murphy $78,481. Ms. Haugarth received a target-level bonus payment under her pre-Transactions change of control agreement at the end of fiscal 2014. Non-equity incentive plan compensation for fiscal 2012 represents amounts earned in recognition of achievement of performance goals set under the annual short-term incentive plan.

(6)
This column represents both changes in pension value for the NEOs and above market interest earnings on deferred compensation. The changes in pension values were as follows: Mr. Duncan, $0 for fiscal 2014 and $11,196 for fiscal 2013; Ms. Haugarth, $0 for fiscal 2014, $397,785 for fiscal 2013 and $704,552 for fiscal 2012; Ms. Smith, $0 for fiscal 2014, $260,152 for fiscal 2013 and $316,570 for fiscal 2012; Messrs. Besanko and Burdick and Ms. Murphy were not eligible for pension benefits. While Mr. Duncan is not eligible for new pension benefits due to his start date with the Company, he has frozen benefits based on prior service with Albertson's under an Albertson's pension plan that merged into the Qualified Retirement Plan. The above-market interest earnings on deferred compensation were as follows: Ms. Haugarth, $13,144 for fiscal 2014, $13,573 for fiscal 2013 and $3,745 for fiscal 2012; Ms. Murphy, $8,254 for fiscal 2014; Ms. Smith, $2,548 for fiscal 2014, $1,493 for fiscal 2013 and $0 for fiscal 2012. None of the other Named Executive Officers had above market interest earnings on deferred compensation.

(7)
The following components comprise the amounts of "All Other Compensation" for the NEOs for fiscal 2014:

	Name	Health Savings Account Employer Contributions	Life Insurance (a)	All Other Misc. Comp (b)	Total	&zwsp;
&zwsp;	Sam Duncan	$ 0	$1,680	$ 239,143 (c)	$ 240,823	&zwsp;
&zwsp;	Bruce H. Besanko	$ 0	$ 302	$ 85,655	$ 85,957	&zwsp;
&zwsp;	Janel S. Haugarth	$900	$ 840	$ 2,853 (c)	$ 4,593	&zwsp;
&zwsp;	Randy G. Burdick	$658	$ 544	$ 34,491	$ 35,693	&zwsp;
&zwsp;	Michele A. Murphy	$450	$ 560	$ 162,500	$ 163,510	&zwsp;
&zwsp;	Wayne C. Sales	$ 35	$ 168	$4,255,846	$4,256,049	&zwsp;
&zwsp;	Sherry M. Smith	$415	$ 403	$2,617,796	$2,618,614	&zwsp;
&zwsp;	Kevin R. Holt	$242	$ 227	$2,753,402	$2,753,871	&zwsp;
(a)
Represents premiums paid for current employee life insurance coverage under the group term life policy maintained by the Company for all eligible employees. This benefit is described in "Compensation Discussion and Analysis."

(b)
For Mr. Duncan, this amount represents $239,143 associated with use of the Company aircraft. For Mr. Besanko, this amount represents $28,010 for relocation expenses associated with joining the Company, $11,900 in tax gross-up related to those relocation expenses and $45,745 for attorney consultation fees related to review of his employment agreement. For Ms. Haugarth, this amount represents $2,853 associated with use of the Company aircraft. For Mr. Burdick, this amount represents $23,357 for relocation expenses associated with joining the Company, $8,784 in tax gross-up related to those relocation expenses and $2,350 for COBRA reimbursement. For Ms. Murphy, this amount represents a payment of $162,500 in exchange for cancellation of her change of control agreement. For Mr. Sales, this amount represents $95,077 for banked vacation and $4,160,769 paid in connection with his termination of employment. Mr. Sales voluntarily forfeited an additional $2,700,000 payable to him in connection with his termination of employment. For Ms. Smith, this amount represents $25,000 in outplacement services, $187,820 for banked vacation, $2,400,000 paid under her pre-Transactions change of control agreement in connection with her termination of employment and $4,976 for COBRA reimbursement. For Mr. Holt, this amount represents $25,000 in outplacement services, $16,875 for banked vacation, $2,700,000 paid under his pre-Transactions change of control agreement in connection with his termination of employment and $11,527 for COBRA reimbursement.

(c)
We calculate the incremental cost to the Company of any personal use of the corporate aircraft based on the cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar and parking costs and other variable costs. Because the corporate aircraft is primarily for business travel, we do not include the fixed costs that do not change based on usage, such as pilot's salaries, the purchase cost of the corporate aircraft and the cost of maintenance not related to trips. The Company's policy does not permit personal use of the corporate aircraft for any executive or their spouse other than reasonable use for Mr. Duncan and his family. To the extent the Company's CEO is using the aircraft, the Company permits offering employees to travel with the CEO if their destination is the same or in close proximity to the CEO's destination. No tax gross-up is provided by the Company relating to personal use of the aircraft.
(8)
Mr. Besanko was elected to serve as Executive Vice President and Chief Financial Officer effective on August 7, 2013.

(9)
Mr. Burdick was elected to serve as Executive Vice President and Chief Information Officer effective on March 25, 2013.

(10)
Ms. Murphy was elected to serve as Executive Vice President, Human Resources and Corporate Communications effective on March 25, 2013.

(11)
Mr. Sales ceased serving as Executive Chairman on March 21, 2013.

(12)
Ms. Smith ceased serving as Executive Vice President, Chief Financial Officer on August 6, 2013.

(13)
Mr. Holt ceased serving as Executive Vice President, Retail Operations on May 28, 2013.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2014

		Grant	Approval	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option
	Name	Date	Date	Threshold ($)	Target ($)	Maximum ($)	Units (#)		Options (#)		($/Share)	Awards
	Sam Duncan	5/7/2013	5/6/2013	$440,700	$1,500,000	$3,000,000			829,892	(2)	$6.49	$2,385,525
	Bruce H. Besanko	8/7/2013	7/9/2013	$116,864	$ 397,768	$ 795,536			225,000	(3)	$7.76	$ 748,035
&zwsp;		8/7/2013	7/9/2013						154,275	(2)	$7.76	$ 512,903
&zwsp;		8/7/2013	7/9/2013				225,000	(4)				$1,746,000
	Janel S. Haugarth	5/7/2013	5/6/2013	$625,000	$ 625,000	$ 625,000			276,631	(2)	$6.49	$ 795,176
	Randy G. Burdick	5/7/2013	5/6/2013	$ 88,533	$ 301,339	$ 602,678			138,315	(2)	$6.49	$ 397,586
&zwsp;		5/7/2013	3/20/2013						160,000	(5)	$6.49	$ 459,920
&zwsp;		5/7/2013	3/20/2013				30,000	(6)				$ 194,700
	Michele A. Murphy	5/7/2013	5/6/2013	$ 90,370	$ 307,589	$ 615,178			186,726		$6.49 (2)	$ 536,744
&zwsp;		5/7/2013	3/20/2013				31,298	(7)				$ 203,124
	Wayne C. Sales	—	—	—	—	—	—		—		—	—
	Sherry M. Smith	—	—	—	—	—	—		—		—	—
	Kevin R. Holt	—	—	—	—	—	—		—		—	—
(1)
For fiscal 2014, our short-term incentive plan consisted of two, half-year performance periods, as explained in more detail under "Compensation Discussion and Analysis—Short-Term Incentive Plan" on page 43. The values in this table represent the range of possible awards that could have been earned under our plan for the entire fiscal 2014, provided that the minimum performance requirements were met for each metric under the plan for each half-year performance period. Short-term incentive awards are performance-based, and are not paid if certain minimum performance criteria are not met. The threshold amount represents the minimum payout that would be earned, if the minimum performance criteria for each metric were met. Maximum award payments are capped at 200% of a participant's annual target award.

(2)
Represents options granted under our 2012 Stock Plan. The options vest with respect to 34%, 33% and 33% on each of the first, second and third anniversaries of the grant date.

(3)
Represents option granted from treasury as an inducement grant in connection with the hiring of Mr. Besanko as Executive Vice President and Chief Financial Officer in August 2013. The option vests ratably on each of the first, second and third anniversaries of the grant date.

(4)
Represents a restricted stock award granted from treasury as an inducement grant in connection with the hiring of Mr. Besanko as Executive Vice President and Chief Financial Officer in August 2013. The award vests ratably on each of the first, second and third anniversaries of the grant date.

(5)
Represents option granted under our 2012 Stock Plan as an inducement grant in connection with the hiring of Mr. Burdick as Executive Vice President and Chief Information Officer in March 2013. The option becomes fully vested upon the second anniversary of the grant date.

(6)
Represents a restricted stock award granted under our 2012 Stock Plan as an inducement grant in connection with the hiring of Mr. Burdick as Executive Vice President and Chief Information Officer in March 2013. The award vests ratably on each of the first, second and third anniversaries of the grant date.

(7)
Represents a restricted stock award granted to Ms. Murphy under our 2012 Stock Plan as part of a payment in exchange for cancelation of her pre-Transactions change of control agreement. The award becomes fully vested upon the second anniversary of the grant date.

 OUTSTANDING EQUITY AWARDS AT FEBRUARY 22, 2014

			Option Awards						Stock Awards			&zwsp;
		Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held that have not Vested		Market Value of Shares or Units of Stock that have not Vested ($) (22)	&zwsp;
		Sam Duncan			829,892	(1)	$ 6.49	5/7/2023
&zwsp;			500,000	(2)	1,000,000	(2)	$ 3.88	2/4/2023				&zwsp;

		Totals:	500,000		1,829,892

	&zwsp;	Bruce H. Besanko			154,275	(3)	$ 7.76	8/7/2023	225,000	(4)	$1,372,500	&zwsp;
					225,000	(5)	$ 7.76	8/7/2023

&zwsp;		Totals:			379,275				225,000		$1,372,500	&zwsp;

		Janel S. Haugarth			276,631	(1)	$ 6.49	5/7/2023	17,826	(6)	$ 108,739
&zwsp;			53,126	(7)	103,124	(7)	$ 2.28	7/17/2022				&zwsp;
			45,000	(8)	15,000	(8)	$12.68	6/4/2017
&zwsp;			30,000	(9)			$16.07	5/28/2016				&zwsp;
			55,000	(10)			$35.00	5/28/2015
&zwsp;			50,000	(11)			$43.59	4/20/2014				&zwsp;
			12,619	(12)			$43.59	4/7/2014
&zwsp;			4,000	(13)			$29.90	4/7/2014				&zwsp;

		Totals:	249,745		394,755				17,826		$ 108,739

	&zwsp;	Randy G. Burdick			138,315	(1)	$ 6.49	5/7/2023	30,000	(14)	$ 183,000	&zwsp;
					160,000	(15)	$ 6.49	5/7/2023

&zwsp;		Totals:			298,315				30,000		$ 183,000	&zwsp;

		Michele A. Murphy			186,726	(1)	$ 6.49	5/7/2023	3,777	(6)	$ 23,040
&zwsp;			15,198	(7)	29,502	(7)	$ 2.28	7/17/2022	31,298	(16)	$ 190,918	&zwsp;
			22,500	(8)	7,500	(8)	$12.68	6/4/2017
&zwsp;			15,000	(9)			$16.07	5/28/2016				&zwsp;
			13,000	(10)			$35.00	5/28/2015
&zwsp;			10,000	(11)			$43.59	4/20/2014				&zwsp;

		Totals:	75,698		223,728				35,075		$ 213,958

	&zwsp;	Wayne C. Sales	6,140	(17)			$11.29	8/11/2017				&zwsp;
			6,140	(18)			$15.33	8/7/2016
&zwsp;			6,140	(19)			$35.00	5/28/2015				&zwsp;
			6,000	(20)			$46.83	5/24/2014

&zwsp;		Totals:	24,420									&zwsp;

		Sherry M. Smith	150,000	(21)			$ 2.28	8/9/2014
&zwsp;			30,000	(21)			$12.68	8/9/2014				&zwsp;
			30,000	(9)			$16.07	8/9/2015
&zwsp;			30,000	(10)			$35.00	5/28/2015				&zwsp;
			30,000	(11)			$43.59	4/20/2014
&zwsp;			25,000	(13)			$29.90	4/7/2014				&zwsp;

		Totals:	295,000

	&zwsp;	Kevin R. Holt	—		—		—	—	—		—	&zwsp;
(1)
This non-qualified stock option vests 34%, 33% and 33% on each anniversary of the grant date, with vesting dates of May 7, 2014, May 7, 2015 and May 7, 2016.

(2)
This non-qualified stock option vests at the rate of 33 1/3% per year, with vesting dates of February 4, 2014, February 4, 2015 and February 4, 2016; however, it will become 100% vested if our common stock equals or exceeds $7.76 per share (which is double the grant price of the stock option) for 20 consecutive trading days.

(3)
This non-qualified stock option vests 34%, 33% and 33% on each anniversary of the grant date, with vesting dates of August 7, 2014, August 7, 2015 and August 7, 2016.

(4)
Represents a restricted stock award granted out of treasury in connection with the hiring of Mr. Besanko as Executive Vice President and Chief Financial Officer. The award vests at the rate of 33 1/3% per year, with vesting dates of August 7, 2014, August 7, 2015 and August 7, 2016.

(5)
This non-qualified stock option was granted out of treasury in connection with the hiring of Mr. Besanko as Executive Vice President and Chief Financial Officer. The option vests at the rate of 33 1/3% per year, with vesting dates of August 7, 2014, August 7, 2015 and August 7, 2016.

(6)
Represents a restricted stock award granted in connection with our fiscal 2013 bonus program. The award vests 50% on April 24, 2013 and 50% on April 24, 2014.

(7)
This non-qualified stock option vests at the rate of 33 1/3% per year, with vesting dates of July 17, 2013, July 17, 2014 and July 17, 2015.

(8)
This non-qualified stock option vests at the rate of 25% per year, with vesting dates of June 4, 2011, June 4, 2012, June 4, 2013 and June 4, 2014.

(9)
This non-qualified stock option vested at the rate of 20% per year, with vesting dates of May 28, 2009, May 28, 2010, May 28, 2011, May 28, 2012 and May 28, 2013.

(10)
This non-qualified stock option vested at the rate of 20% per year, with vesting dates of May 28, 2008, May 28, 2009, May 28, 2010, May 28, 2011 and May 28, 2012.

(11)
This non-qualified stock option vested at the rate of 20% per year, with vesting dates of April 20, 2007, April 20, 2008, April 20, 2009, April 20, 2010 and April 20, 2011.

(12)
Represents a "reload" stock option granted upon the exercise and payment of the exercise price by delivery of previously owned shares of SUPERVALU common stock. Each reload stock option was granted for the number of shares tendered as payment for the exercise price and tax withholding obligation, has a per share exercise price equal to the fair market value of a share of the Company's common stock on the date of grant, is exercisable in full on the date of grant and expires on the same date as the original option.

(13)
This non-qualified stock option vested at the rate of 20% per year, with vesting dates of April 7, 2004, April 7, 2005, April 7, 2006, April 7, 2007 and April 7, 2008.

(14)
Represents a restricted stock award granted in connection with the hiring of Mr. Burdick as our Executive Vice President and Chief Information Officer. The award vests at the rate of 33 1/3% per year with vesting dates of May 7, 2014, May 7, 2015 and May 7, 2016.

(15)
This non-qualified stock option was granted in connection with the hiring of Mr. Burdick as our Executive Vice President and Chief Information Officer. The option vests 100% on May 7, 2015.

(16)
Represents a restricted stock award that was contingent on the completion of the Transactions. This award vests 100% on May 7, 2015.

(17)
This non-qualified stock option had an immediate vesting on August 11, 2010.

(18)
This non-qualified stock option had an immediate vesting on August 7, 2009.

(19)
This non-qualified stock option had an immediate vesting on May 28, 2008.

(20)
This non-qualified stock option had an immediate vesting on May 24, 2007.

(21)
This non-qualified stock option was accelerated at termination with one year to exercise.

(22)
The amounts shown in this column are calculated using a per share value of $6.10, the closing market price of a share of our common stock on the NYSE on February 21, 2014 (the last trading day of our 2014 fiscal year).

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2014

	Option Awards		Stock Awards		&zwsp;
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)	&zwsp;
Sam Duncan
Bruce H. Besanko					&zwsp;
Janel S. Haugarth			17,826	$ 107,134
Randy G. Burdick					&zwsp;
Michele A. Murphy			3,778	$ 22,706
Wayne C. Sales			742,277	$3,473,856	&zwsp;
&zwsp;			447,155	$2,092,685	&zwsp;
Sherry M. Smith			14,446	$ 86,820
			14,446	$ 113,546
Kevin R. Holt	70,274	$120,169	30,000	$ 203,100	&zwsp;
&zwsp;	98,450	$469,848			&zwsp;

(1)
Amounts reflect the difference between the exercise price of the option and the market price of the Company's common stock at the time of exercise. The market price is the closing sales price for the Company's common stock on the NYSE on the exercise date.

(2)
Amounts reflect the market value of the Company's common stock on the day the stock vested, determined by multiplying the number of shares acquired on vesting by the closing sales price for the Company's common stock on the NYSE on the vesting date.

PENSION BENEFITS

Name	Plan Name (1)	Number of Years Credited Service (#) (2)	Present Value of Accumulated Benefit (3) ($)	Payments During Last Fiscal Year ($)	&zwsp;
Sam Duncan	Qualified Retirement Plan	13.00	$ 149,354	$ 0
Bruce H. Besanko	—	—	—	—	&zwsp;
Janel S. Haugarth (4)	Qualified Retirement Plan	30.00	$1,083,466	$ 0
	Excess Benefits Plan	30.00	$2,790,654	$ 0
	EDCP	30.00	$ 118,730	$ 0
Randy G. Burdick	—	—	—	—	&zwsp;
Michele A. Murphy	—	—	—	—
Wayne C. Sales	—	—	—	—	&zwsp;
Sherry M. Smith (5)	Qualified Retirement Plan	20.17	$ 541,130	$ 0
	Excess Benefits Plan	20.17	$ 730,974	$ 0
	EDCP	20.17	$ 0	$88,857
Kevin R. Holt	—	—	—	—	&zwsp;

(1)
We maintain the following programs to provide retirement income to the NEOs: the SUPERVALU INC. Retirement Plan (the "Qualified Retirement Plan"), the SUPERVALU INC. Nonqualified Supplemental Executive Retirement Plan (the "SERP"), the SUPERVALU INC. Excess Benefits Plan (the "Excess Benefits Plan") and the SUPERVALU INC. Executive Deferred Compensation Plan (the "EDCP"). Each of these plans is discussed below.

(2)
The Qualified Retirement Plan caps years of credited service at 30 years. Years of credited service were frozen effective December 31, 2007.

(3)
The calculation of present value of accumulated benefit assumes: (a) a measurement date of February 22, 2014; (b) a discount rate of 4.65%; (c) an assumed retirement at age 62 (earliest unreduced retirement age); (d) a single life annuity form of payment; (e) the use of the ERISA (PPA) Static Mortality Table for 2014; and (f) no pre-retirement decrements.

(4)
Ms. Haugarth is currently eligible for early retirement under the Qualified Retirement Plan and Excess Benefits Plan. Under the Excess Benefits Plan, Ms. Haugarth elected a 5-year installment at the later of age 62 or separation of service for amounts credited after calendar year 2004. For amounts credited prior to calendar year 2005, Ms. Haugarth elected a lump sum distribution at retirement.

(5)
Ms. Smith has elected a lump sum distribution at separation of service under the Excess Benefits Plan for amounts credited after calendar year 2004. For amounts credited prior to calendar year 2005, Ms. Smith elected a 5-year installment at the later of age 55 or separation of service.

        Mmes. Haugarth and Smith participate in the Qualified Retirement Plan and the Excess Benefits Plan. Mr. Duncan participates in the Qualified Retirement Plan only. While Mr. Duncan is not eligible for new pension benefits due to his start date with the Company, he has frozen benefits based on prior service with Albertson's under an Albertson's pension plan that merged into the Qualified Retirement Plan. Ms. Murphy and Messrs. Besanko, Burdick and Sales are not eligible to participate in the Qualified Retirement Plan, the SERP or the Excess Benefits Plan. The SERP and the Excess Benefits Plan were designed to restore the loss of qualified retirement plan benefits due to the Internal Revenue Service ("IRS") limits on compensation and benefits and, in addition, the SERP was designed to restore the loss of qualified retirement plan benefits due to a change in the formula required by statute in 1989. In addition, Named Executive Officers may also defer compensation under the EDCP, as described in this Proxy Statement.

SUPERVALU INC. Retirement Plan

        To participate in the Qualified Retirement Plan, an employee must have one year of service with the Company during which 1,000 hours of service were completed and be at least age 21. Union employees are not covered unless a collective bargaining agreement provides for coverage in the plan. Accrued benefits under the Qualified Retirement Plan are 1% of final average compensation times credited service (not to exceed 30 years) plus 0.4% of final average compensation in excess of covered compensation times credited years of service (not to exceed 30 years). Final average compensation is defined as the highest 5 consecutive complete plan years of compensation. Elements of compensation include base pay and bonus pay, less any deferrals under nonqualified deferred compensation plans. Credited service for years during which the participant completed at least 1,000 hours of service. Normal retirement is age 65. Accrued benefits are available unreduced at age 62 with 10 or more years of service. Early retirement is available at age 55 with 10 or more years of service. Early retirement reductions are 4% per year prior to age 62. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan. However, vesting service will continue to be counted until separation and compensation was recognized under the Qualified Retirement Plan through December 31, 2012 at which time accrued benefits were frozen under the Plan.

        There are six optional distribution forms under the Qualified Retirement Plan: single life annuity, which is payable for the lifetime of the participant only; 5, 10 and 15 year term certain annuities, which are payable for the lifetime of the participant with a guaranteed stream of benefits payable to the named beneficiary if the participant dies before the end of the guaranteed term; and 50% and 100% joint and survivor annuities, which are payable for the lifetime of the participant with the applicable percentage of the participant's annuity being paid to the surviving spouse or surviving joint annuitant for their lifetime. Lump sums are also available to certain limited participant groups. These distribution options are elected and payable at early or normal retirement.

        Certain former Albertson's pension plans in which benefit accruals for all nonunion employees were previously frozen have been merged into the Qualified Retirement Plan. The frozen accrued benefits for merged participants are determined under the formulas in the merged plans, and distributions to such participants are made under the normal and optional distribution forms in the Qualified Retirement Plan.

SUPERVALU INC. Nonqualified Supplemental Executive Retirement Plan

        The SERP was designed to restore the loss of qualified retirement plan benefits due to statutory limits on benefits and compensation in such plans and to restore the loss of any qualified retirement plan benefits due to the change in the benefit formula in that plan on February 26, 1989. Participation in this plan is limited to employees who satisfy the following requirements: (1) born before March 1, 1952; (2) have at least 15 years of credited service; (3) are a highly compensated employee (as defined under Section 414(q) of the Code) at separation; and (4) on February 26, 1989 were actively employed by SUPERVALU and were participants in the Qualified Retirement Plan. Accrued benefits are determined as the greater of the current qualified retirement plan benefit formula compared to the SERP formula of 1.7% of final average compensation times credited service (not to exceed 30 years) minus the sum of (A) 0.1% of final average compensation in excess of $75,000 times credited service (not to exceed 30 years) and (B) 1/30th of the participant's approximate social security benefit times credited service (not to exceed 30 years) minus the dollar amount of the benefit payable from the Qualified Retirement Plan. Normal retirement is age 65. Accrued benefits are available unreduced at age 62 with 10 or more years of service. Early retirement is available at age 55 with 10 or more years of service. Early retirement reductions are 4% per year prior to age 62. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan and, indirectly, under the SERP. However, vesting service will continue to be recognized until separation and compensation was recognized under the Qualified Retirement Plan and, indirectly, under the SERP, through December 31, 2012 at which time accrued benefits were frozen under each Plan.

        There are nine basic distribution forms under the SERP: single life annuity, which is payable for the lifetime of the participant only; 10 and 15 year term certain and life annuities, which are payable for the lifetime of the participant with a guaranteed stream of benefits payable to the named beneficiary if the participant dies before the end of the guaranteed term; and 50%, 67% and 100% joint and survivor annuities, which are payable for the lifetime of the participant with the applicable percentage of the participant's annuity being paid to the surviving spouse or surviving joint annuitant for their lifetime; lump sum; and equal annual installments over a 5 or 10 year period. Participants who do not file timely distribution elections receive payment in the form of a single lump sum.

        Distribution of benefits occurs at the election of the participant: (a) within 30 days of separation from service; (b) during the month of March following separation from service; (c) during the month of March following the later of age 55 or separation from service; (d) during the month of March following the later of age 62 or separation from service; (e) during the month of March following the later of age 65 or separation from service; or (f) within 30 days following the later of a specific date or separation from service. Participants who do not file a timely election will receive distribution during the March following separation from service. If distribution is being made to a "key employee," as defined by the IRS, the portion of the participant's benefit attributable to benefits accrued after December 31, 2004, will be delayed for 6 months following separation from service. A "key employee" is determined by the definition provided by the IRS.

SUPERVALU INC. Excess Benefits Plan

        The Excess Benefits Plan was designed solely to restore the loss of qualified retirement plan benefits due to statutory limits on benefits and compensation in such plans. Participation in this plan is limited to employees who satisfy the following requirements: (1) have a benefit in a qualified plan that is reduced by statutory limits; (2) are not covered under the SERP; and (3) are selected for participation by the Leadership Development and Compensation Committee. Accrued benefits are the additional amount that would have been paid from the qualified plan but for the statutory limits. Normal retirement is age 65. Accrued benefits are available unreduced at age 62 with 10 or more years of service. Early retirement is available at age 55 with 10 or more years of service. Early retirement reductions are 4% per year prior to age 62. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan and, indirectly, under the Excess Benefits Plan. However, vesting service will continue to be recognized until separation and compensation was recognized under the Qualified Retirement Plan and, indirectly, under the Excess Benefits Plan, through December 31, 2012 at which time accrued benefits were frozen under each Plan.

        There are seven basic distribution forms under the Excess Benefits Plan: single life annuity, which is payable for the lifetime of the participant only; 50%, 67% and 100% joint and survivor annuities, which are payable for the lifetime of the participant with the applicable percentage of the participant's annuity being paid to the surviving spouse or surviving joint annuitant for their lifetime; lump sum; and annual installments over a five or ten year period. Participants who do not file timely distribution elections receive payment in the form of a single lump sum.

        Distribution of benefits occurs at the election of the participant: (a) within 30 days of separation from service; (b) during the month of March following separation from service; (c) during the month of March following the later of age 62 or separation of service; or (d) during the month of March following the later of age 65 or separation from service. Participants who do not file a timely election will receive distribution during the March following separation from service. If distribution is being made to a "key employee," the portion of the participant's benefit attributable to benefits accrued after December 31, 2004, will be delayed for 6 months following separation of service. A "key employee" is determined by the definition provided by the IRS.

SUPERVALU INC. Executive Deferred Compensation Plan (Pension Make-Up Benefit)

        Executives who defer the receipt of pay under the EDCP may have reduced qualified defined benefit retirement plan benefits and related non-qualified supplemental retirement benefits. To make up this loss in defined benefit retirement plan benefits, the EDCP contains a make-up provision to determine and to pay an amount representing the additional benefit that would have been payable under those plans if there had been no deferrals under the EDCP. This make-up benefit is determined by computing this additional benefit to a lump sum that is deposited in the participant's EDCP account at retirement or separation and then distributed during March in the following plan year as a single payment. For this make-up computation, accrued benefits are determined using the Qualified Retirement Plan benefit formula as if there had been no reductions in final average pay due to deferrals. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan and, indirectly, under this make-up provision of the EDCP. However, additional vesting service continues to be counted until separation and compensation was recognized under the Qualified Retirement Plan and, indirectly, under this make-up provision of the EDCP, through December 31, 2012 at which time accrued benefits were frozen under this make-up provision of the EDCP. If a distribution is to be made to a "key employee," the portion of the benefit attributable to deferral after December 31, 2004, will be delayed for 6 months following separation from service. A "key employee" is determined by the definition provided by the IRS.

NONQUALIFIED DEFERRED COMPENSATION

SUPERVALU INC. Executive Deferred Compensation Plan

        In addition to the "make-up" feature described immediately above, the EDCP provides that an eligible executive can elect to defer between 5 and 50% of base salary and between 5 and 100% of annual incentive compensation. A new deferral election can be made before the beginning of each calendar year and is effective for that calendar year as to base salary and for the fiscal year that begins in that calendar year as to incentive compensation. The amount deferred for a year is credited to an unfunded bookkeeping account for that year and that account is credited from time to time with interest at a rate determined by reference to Moody's Corporate Average Bond Index for the year ending in the October preceding the calendar year. With each deferral election, the employee also makes an election of (i) whether the account for that year will be distributed in a lump sum or in 5, 10 or 15 annual installments and (ii) the time when distribution of that year's account will be paid in a lump sum or commenced in installments (either a specified date or upon separation from service). SUPERVALU may, in its discretion, credit additional amounts to a participant's account. If distribution is to be made to a "key employee," the portion of the benefit attributable to deferral after December 31, 2004, will be delayed for 6 months following separation from service. Subject to limited exceptions, all amounts are 100% nonforfeitable at all times. A "key employee" is determined by the definition provided by the IRS. As part of its cost-cutting initiatives, the Company suspended the ability to make deferral elections for the 2013 calendar year. The plan was reinstated for the 2014 calendar year, once again allowing executives the opportunity to elect deferral of both fiscal 2015 base salary and bonus.

        Other inactive nonqualified compensation plans also exist and are governed by the respective rules which existed while they were active. The amounts of Company contributions and aggregate earnings are not included in the Summary Compensation Table.

	Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
	Sam Duncan	—	—	—	—	—
&zwsp;	Bruce H. Besanko	—	—	—	—	—
&zwsp;	Janel S. Haugarth	$ 0	$ 0	$39,318	$ 0	$944,918
&zwsp;	Randy G. Burdick	—	—	—	—	—
&zwsp;	Michele A. Murphy	$ 0	$ 0	$18,114	$ 0	$355,980
&zwsp;	Wayne C. Sales	—	—	—	—	—
&zwsp;	Sherry M. Smith	$ 0	$86,769	$11,413	$ 0	$320,051
&zwsp;	Kevin R. Holt	—	—	—	—	—
(1)
Earnings for the current and inactive plans are determined based on a combination of a fixed percentage rate as well as variable interest rate methodologies based on current account balances.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        The tables below reflect the amount of compensation that would be paid to each of the NEOs in the event of termination of such executive's employment under several different circumstances. The amounts shown assume that such termination was effective as of the last day of the fiscal 2014, and thus include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive's separation from SUPERVALU.

Potential Payments and Benefits upon Termination Absent a Change of Control

        The table below sets forth the payments to which each NEO would be entitled in the event of qualified retirement, long-term disability or death. The amounts do not include accrued but unpaid base salary and any benefits payable or provided under broad-based employee benefit plans and programs. In any of these events, the Company is not obligated to provide any special severance payments, health or welfare benefits or tax gross-ups to the NEO. Accelerated vesting of equity awards would occur for all NEOs upon death or disability. In addition, Mmes. Haugarth and Murphy meet the age and service requirements for retirement and, therefore, accelerated vesting of equity awards would occur upon retirement. Messrs. Duncan, Besanko and Burdick do not meet the requirements for retirement and, therefore, accelerated vesting of equity awards would not occur upon retirement. The value of any equity awards that would accelerate due to retirement, disability or death was calculated based on the closing price of SUPERVALU common stock on the last trading day prior to the end of fiscal 2014, February 21, 2014 ($6.10).

        The table below also sets forth the payments to which each NEO would be entitled in the event he or she is involuntarily terminated without cause, subject to certain exclusions, pursuant to the Executive & Officer Severance Pay Plan which is described under "Compensation Discussion and Analysis—Executive Severance Plan," consisting of the following:

  •
  A lump sum cash payment equal to a multiple of the sum of (a) the NEO's annual base salary and (b) the average of the performance results (expressed as a percentage) used to determine the NEO's bonus amounts under the annual bonus plan for the preceding three years (or all bonus amounts if the NEO has been employed fewer than three years) multiplied by the NEO's current target bonus amount. The severance multiple is two times for the CEO and 1.5 times for other NEOs.

  •
  A prorated bonus under the Company's annual bonus plan in effect at the time of termination based on actual results calculated on the same basis as all other participants in the annual bonus plan.

  •
  Reimbursement for COBRA coverage for medical and dental insurance.

  •
  If requested, outplacement services at a cost to the Company of not more than $25,000.

The NEO must repay severance benefits received pursuant to the Executive & Officer Severance Pay Plan if the Company wishes to rehire him or her in any capacity within six months of the termination date. Accelerated vesting of equity awards does not occur upon involuntary termination without cause.

	Name (1)	Retirement	Disability	Death	Termination Without Cause (2)	&zwsp;
	Sam Duncan	$1,479,323	$3,699,323	$3,699,323	$6,161,103	&zwsp;
&zwsp;	Bruce H. Besanko	$ 166,195	$1,538,695	$1,538,695	$1,727,690	&zwsp;
&zwsp;	Janel S. Haugarth	$1,221,875	$1,330,614	$2,205,614	$3,893,968 (3)	&zwsp;
&zwsp;	Randy G. Burdick	$ 91,407	$ 274,407	$ 274,407	$1,266,109	&zwsp;
&zwsp;	Michele A. Murphy	$ 249,235	$ 463,193	$ 463,193	$ 616,252 (4)	&zwsp;
(1)
Messrs. Sales and Holt and Ms. Smith are not included in this table because they are no longer employees of the Company and, therefore, are not entitled to any benefits in the event of termination of employment. Messrs. Sales and Holt and Ms. Smith received severance benefits as described in the "Compensation Discussion and Analysis" above and detailed in the Summary Compensation Table.

(2)
These amounts exclude reimbursements for COBRA.

(3)
For Ms. Haugarth, who remains covered by a pre-Transactions change of control agreement discussed below, the lump sum payment she would receive applies to any involuntary termination.

(4)
For Ms. Murphy, the lump sum payment she would receive is based on the agreement she entered into upon cancellation of her pre-Transactions change of control agreement and in lieu of any post-Transactions change of control agreement for at least the two-year period following the closing of the Transactions, as discussed below.

Potential Payments and Benefits upon Termination Following, or in Connection with, a Change of Control

SUPERVALU Change of Control Agreements

        The Company has entered into change of control agreements with certain executives and other employees, including the NEOs except for Ms. Haugarth, who remains under her pre-Transactions change of control agreement, and Ms. Murphy, who received payment in exchange for cancellation of her pre-Transactions change of control agreement and in lieu of any post-Transactions change of control agreement for at least the two-year period following the closing of the Transactions.

        The change of control agreements entitle the NEOs to receive a lump sum cash payment if the executive's employment terminates without "cause" or for "good reason" within two years after or in anticipation of a "change of control" (each as defined in the agreements and set forth below). See "Compensation Discussion and Analysis—Post-Employment Compensation—Executive Change of Control Policy" for additional details.

        The lump sum cash payment is equal to a multiple of the NEO's annual base salary and target bonus. The severance multiple is 3 times for the CEO and 2 times for the other NEOs. The NEOs will also receive a prorated bonus for the fiscal year during which the NEO is terminated if a bonus is paid for that fiscal year pursuant to the terms of the bonus program. The NEO would also be entitled to continued family medical, dental and life insurance coverage until the earlier of the 18 month period following separation or the commencement of comparable coverage with a subsequent employer or under a plan of the spouse's employer. If requested, outplacement services are provided at a cost to the Company of not more than $25,000. Each agreement includes covenants including confidentiality, covenants not to compete, not to solicit employees, customers, vendors or suppliers, not to disparage the Company and to return Company property and for mandatory arbitration.

        A "change of control" generally includes the occurrence of any of the following events or circumstances:

  •
  The acquisition of 50% or more of the outstanding shares of SUPERVALU or the combined voting power of the outstanding voting shares of SUPERVALU, other than any acquisition from or by SUPERVALU or any SUPERVALU-sponsored employee benefit plan;

  •
  Consummation of any merger or other business combination of SUPERVALU, sale or lease of substantially all of the assets of SUPERVALU, unless following such transaction SUPERVALU's historic stockholders retain at least 60% ownership of the surviving entity; or

  •
  A change in our Board's composition within any 24-month period such that a majority of the Board's members does not include those who were members at the date of the beginning of such employment period.

        "Cause" generally means the continued failure of the officer to substantially perform his or her duties, the conviction of, or plea of guilty or nolo contendere to, a felony, the willful engaging in gross misconduct that is materially and demonstrably injurious to SUPERVALU, an act or acts of personal dishonesty intended to result in substantial personal enrichment at the expense of the Company, or failure to comply with Company policies related to Code of Business Conduct, Equal Employment Opportunities and Harassment or Workplace Violence.

        "Good reason" generally means the annual base salary is reduced below the amount effective immediately prior to the change of control date, the actual annual bonus is less than the target bonus in effect immediately prior to the change of control date, the title is reduced from the title held immediately prior to the change of control date, the duties and responsibilities are materially and adversely diminished other than a general reduction of the number or scope of personnel supervised as part of the Company's restructuring or recapitalization, the program of long-term incentive compensation is materially and adversely diminished by 15% or more of the target dollar amount of long-term incentive as it existed immediately prior to the change of control date, the relocation of the place of employment by more than 45 miles, the failure to provide for the assumption of the agreement by any successor entity or a material breach by the Company of the agreement. The definitions of change of control and good reason as described above are more restrictive than the definitions in effect prior to November 19, 2013.

        Ms. Haugarth is still under her pre-Transactions change of control agreement from 2009 that provides for a lump sum payment equal to two times her annual base salary and target bonus. Base salary means the highest base salary in effect at any time in the prior 12 months preceding the change of control (as defined in the agreement). Ms. Haugarth's agreement also provides for continued family medical, dental and life insurance coverage until the earlier of the end of the 24 month period following separation or the commencement of comparable coverage with a subsequent employer or under a plan of her spouse's employer.

        In exchange for the cancellation of her rights under her pre-Transactions change of control agreement and in lieu of any post-Transactions change of control agreement for at least the two-year period following the closing of the Transactions, Ms. Murphy received a cash payment and stock award. Therefore, her payouts under a change of control are different from other NEOs. Ms. Murphy would be eligible for a single lump sum cash payment of $121,875, outplacement services at a cost to the Company of not more than $25,000 and continued medical, dental and life insurance coverage until the earlier of the end of the 12 month period following her termination or the commencement of comparable coverage with a subsequent employer or under a plan of her spouse's employer. See

"Compensation Discussion and Analysis—Executive Summary—Significant Compensation Decisions" for other change of control changes in 2014.

SUPERVALU Equity and Retirement Compensation Plans

        Several of our compensation and benefit plans contain provisions for enhanced benefits upon a change of control of SUPERVALU. These enhanced benefits include immediate vesting of stock options, performance stock units, restricted stock and restricted stock unit awards upon a change of control, or in the case of such equity awards granted after May 2010, if employment terminates under specified circumstances within 2 years of a change of control.

        Under our executive deferred compensation plans, benefits payable upon termination may be increased by 30% to compensate the NEO for any excise tax liability incurred following a change of control. Our retirement plans provide for full vesting if employment terminates under specified circumstances within 2 years following a change of control. Additionally, the Qualified Retirement Plan provides that if it is terminated within 5 years following a change of control, any excess plan assets will not revert to the Company and will be used for the benefit of certain plan participants.

POTENTIAL PAYMENTS TABLE

        The table below sets forth the amounts each NEO would be entitled to receive, other than accrued but unpaid base salary and any benefits payable or provided under broad-based employee benefit plans and programs including accrued vacation and paid time off, in the event of a termination of his or her employment by SUPERVALU, without cause or by the NEO for good reason, following or in anticipation of a change of control of SUPERVALU. The amounts shown assume that the termination or change of control was effective as of February 21, 2014, the last trading day of the fiscal year. These amounts do not include pension benefits described in the Pension Benefits Table and the other retirement benefits described following the Pension Benefits Table.

		Sam Duncan	&zwsp;	Bruce H. Besanko	Janel S. Haugarth	&zwsp;	Randy G. Burdick	Michele A. Murphy
	Base salary	$ 4,500,000	&zwsp;	$1,350,000	$1,250,000	&zwsp;	$1,080,000	$121,875
&zwsp;	Bonus	$ 4,500,000	&zwsp;	$1,350,000	$1,250,000	&zwsp;	$ 810,000	$ 0
&zwsp;	F'14 Bonus earned but unpaid	$ 369,323	&zwsp;	$ 166,195	$ 625,000	&zwsp;	$ 91,407	$ 78,481
&zwsp;	Accelerated vesting of equity awards (1)	$ 3,330,000	&zwsp;	$1,372,500	$ 705,614	&zwsp;	$ 183,000	$384,712
&zwsp;	Health and welfare benefits	$ 16,260	&zwsp;	$ 8,714	$ 38,354	&zwsp;	$ 15,163	$ 6,184
&zwsp;	Outplacement services	$ 25,000	&zwsp;	$ 25,000	$ 25,000	&zwsp;	$ 25,000	$ 25,000
&zwsp;	Total	$12,740,583	&zwsp;	$4,272,409	$3,893,968	&zwsp;	$2,204,570	$616,252
(1)
The values presented for the accelerated vesting of equity awards are calculated by multiplying the number of unvested shares by the closing stock price on the NYSE on February 21, 2014 ($6.10), the last trading day of the 2014 fiscal year, net of the exercise price in the case of stock options.

(2)
Messrs. Sales and Holt and Ms. Smith are not included in this table because they were not employees of the Company as of February 22, 2014.

REPORT OF THE AUDIT COMMITTEE

        All of the members of the Audit Committee are independent directors under the NYSE listing standards and the rules of the SEC. In addition, the Board has determined that all members of the Audit Committee are financially literate under the NYSE listing standards and that each of Mr. Chappel, Mr. Cohen and Mr. Standley qualifies as an "audit committee financial expert" under the rules of the SEC.

        The Audit Committee operates under a written charter adopted by the Board of Directors, which is evaluated annually. The charter of the Audit Committee is available on SUPERVALU's website at www.supervalu.com. Click on the "Investors" link and then the caption "Corporate Governance." The Audit Committee selects, evaluates and, where deemed appropriate, replaces SUPERVALU's independent registered public accountants. The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimus amounts.

        Management is responsible for SUPERVALU's internal controls and the financial reporting process. SUPERVALU's independent registered public accountants are responsible for performing an audit of SUPERVALU's consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed SUPERVALU's audited financial statements for fiscal 2014 and has met and held discussions with management and KPMG LLP ("KPMG"), the independent registered public accountants. Management represented to the Audit Committee that SUPERVALU's consolidated financial statements for fiscal 2014 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with KPMG. The Audit Committee also discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committee).

        The Audit Committee received the written disclosures and letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning its independence, and the Audit Committee discussed with KPMG the accounting firm's independence.

        Based upon the Audit Committee's discussions with management and KPMG and the Audit Committee's review of the representation of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in SUPERVALU's Annual Report on Form 10-K for the fiscal year ended February 22, 2014, filed with the SEC.

        The Audit Committee also considered whether non-audit services provided by KPMG during fiscal 2014 were compatible with maintaining their independence and concluded that such non-audit services did not affect their independence.

Respectfully submitted,
Irwin S. Cohen, Chairperson Donald R. Chappel John T. Standley

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS' FEES

        The Audit Committee has a formal policy concerning the approval of audit and non-audit services to be provided by SUPERVALU's independent registered public accountants. A copy of this policy can be found in the Audit Committee's charter which is available on SUPERVALU's website at www.supervalu.com. Click on the tab "Investors" link and then the caption "Corporate Governance." The policy requires that the Audit Committee pre-approve all audit services, engagement fees and terms and all permitted non-audit engagements, subject to the de minimus exceptions permitted pursuant to the Exchange Act. The Chair of the Audit Committee is authorized to grant such pre-approvals in the event there is a need for such approvals prior to the next full Audit Committee meeting, provided all such pre-approvals are then reported to the full Audit Committee at its next scheduled meeting.

        During fiscal 2014 and 2013, KPMG provided various audit, audit-related and tax services to SUPERVALU. The Audit Committee pre-approved all audit services, audit-related services and tax services provided by KPMG in fiscal 2014 and 2013. The following table presents fees for professional services charged by KPMG to SUPERVALU by type and amount for fiscal 2014 and 2013.

	2014 (3)	2013 (4)
	($ in thousands)
Audit fees	$2,602	$2,804
Audit-related fees (1)	722	909

Total audit and audit-related fees	$3,324	$3,713
Tax fees (2)	129	—
All other fees	—	—

Total fees	$3,453	$3,713

(1)
Audit-related fees consist principally of fees for audits of financial statements of certain employee benefit plans and audits of the financial statements of certain businesses and subsidiaries, and fees for fiscal 2014 for reviewing the balance sheet of NAI pursuant to the procedures agreed upon between the Company and AB Acquisition in connection with the sale of NAI by the Company to AB Acquisition.

(2)
Tax fees consist of fees related to tax compliance, including review of tax returns.

(3)
Fees for fiscal 2014 are estimates.

(4)
Fees for fiscal 2013 reflect final amounts billed.

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (ITEM 2)

        The Audit Committee of our Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit SUPERVALU's financial statements. The Audit Committee has appointed KPMG as SUPERVALU's independent external registered public accountants for the fiscal year ending February 28, 2015. KPMG has been retained as SUPERVALU's external auditor continuously since fiscal 1999. The Audit Committee is responsible for the audit fee negotiations associated with the retention of KPMG. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. Further, in conjunction with the mandated rotation of the auditing firm's lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of KPMG's new lead engagement partner. The members of the Audit Committee and our Board of Directors believe that the continued retention of KPMG to serve as SUPERVALU's independent external auditor is in the best interests of our stockholders.

        Stockholder ratification of the appointment of KPMG as our independent registered public accountants is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, which is solely responsible for appointing and terminating our independent registered public accountants, may in its discretion, direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of SUPERVALU and its stockholders.

        A representative of KPMG will be present at the Annual Meeting with the opportunity to make a statement and to respond to questions.

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent registered public accountants.

 ADVISORY VOTE ON EXECUTIVE COMPENSATION (ITEM 3)

        As required by the Exchange Act, at the 2011 Annual Meeting of Stockholders, we provided our stockholders with an advisory vote on the frequency of conducting an advisory vote on the compensation of our NEOs. Consistent with the stockholders' preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Board of Directors determined that an advisory vote on the compensation of SUPERVALU's executive officers will be conducted every year. Therefore, we are providing stockholders with an advisory (nonbinding) vote on the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC's rules.

        As described in detail under the heading "Compensation Discussion and Analysis—Executive Summary," our executive compensation programs are designed to align compensation with long-term stockholder value and the execution of strategic business imperatives and ensure that the majority of compensation opportunities are a result of pay-for-performance. Please read the "Compensation Discussion and Analysis" for additional details about the Company's executive compensation programs, including information about the compensation of our NEOs for fiscal 2014.

        The Company is presenting the following proposal, which gives stockholders the opportunity to endorse or not endorse our pay program for NEOs by voting for or against the following resolution (a "say-on-pay" vote). While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, the Board of Directors intends to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding the Company's compensation programs.

    "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation, and the related narrative executive compensation disclosures contained in the Proxy Statement."

        The Board of Directors recommends a vote "FOR" approval of the compensation of the Company's NEOs, as disclosed in this Proxy Statement.

 APPROVAL OF AN AMENDED AND RESTATED
SUPERVALU INC. 2012 STOCK PLAN (ITEM 4)

Plan Overview

        The stockholders of the Company approved the SUPERVALU INC. 2012 Stock Plan ("2012 Stock Plan") at the 2012 Annual Meeting on July 16, 2012. We are asking our stockholders to approve an amendment and restatement of the 2012 Stock Plan, to among other things, increase the number of shares authorized for stock-based awards issued under the 2012 Stock Plan by 11 million shares. Our Board of Directors adopted, subject to stockholder approval, the 2012 Stock Plan, as amended and restated, on May 16, 2014. A copy of the amended and restated 2012 Stock Plan, marked to show the amendments, is attached as Appendix B to this Proxy Statement.

        The purpose of the 2012 Stock Plan is to promote the interests of SUPERVALU and our stockholders by aiding us in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors who we expect will contribute to our future success. The 2012 Stock Plan allows us to provide participants with incentives to increase their efforts on behalf of SUPERVALU through stock-based awards that provide them with opportunities for stock ownership, further aligning the interests of participants with SUPERVALU's stockholders.

        The Board of Directors believes that stock-based awards are important in attracting, retaining and recruiting highly qualified officers, employees and non-employee directors. The amended and restated 2012 Stock Plan allows the Company to continue to grant stock-based awards for approximately the next two years consistent with historical grant levels and permits us the flexibility to determine the types and specific terms of awards made to participants. This flexibility allows us to make future awards based on our objectives of aligning compensation with stockholder value. The 2012 Stock Plan is the only plan under which we may grant stock-based awards to employees.

        Currently, the aggregate number of shares of our common stock that may be issued under all stock-based awards granted under the 2012 Stock Plan is the sum of (i) 29,500,000 and (ii) any shares subject to awards as of May 22, 2012 under the 2007 Stock Plan that, on or after the effective date of the 2012 Stock Plan, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and non-forfeitable shares).

        Under the amended and restated 2012 Stock Plan, the share reserve will be increased by 11 million shares, such that the aggregate number of shares of our common stock that may be issued under all stock-based awards granted under the amended and restated 2012 Stock Plan will be the sum of (i) 51,252,236 and (ii) any shares subject to awards as of May 22, 2014 under the 2007 Stock Plan that, on or after May 22, 2014, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and non-forfeitable shares).

        As of May 22, 2014, 16.4 million shares were subject to outstanding options and stock-settled appreciation rights granted under the 2012 Stock Plan, 0.4 million shares were subject to outstanding restricted stock awards granted under the 2012 Stock Plan and 2.2 million shares were subject to outstanding restricted stock units granted under the 2012 Stock Plan, leaving 8.2 million shares available for future grant under the 2012 Stock Plan. In addition, as of May 22, 2014, 6.0 million shares of common stock are subject to outstanding grants under the 2007 Stock Plan, which, if they cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and non-forfeitable shares), could become available for issuance under the amended and restated 2012 Stock Plan. The weighted average exercise price and weighted average remaining contractual term of outstanding options granted under all plans are $10.87 and 6.8 years, respectively.

Summary of Changes to the 2012 Stock Plan

        The following summarizes the most significant changes reflected in the proposed amended and restated 2012 Stock Plan approved by the Board on May 16, 2014, subject to stockholder approval:

  •
  11 million share increase in the number of shares authorized for stock-based awards issued under the 2012 Stock Plan, which authorization is anticipated to provide the Company with the ability to grant stock-based awards for approximately two years, based on historic grant levels;

  •
  elimination of the share multiplier such that all future stock-based awards reduce the number of shares available for awards under the 2012 Stock Plan on a one-for-one basis rather than "full-value" awards reducing shares available for awards by 2.63 shares for each share covered by such an award, which provides the Company with additional flexibility in determining the types of equity awards to grant;

  •
  shares that in the future are surrendered or withheld to pay the exercise price of an option or to satisfy tax withholding obligations in connection with any award, will again become available for awards under the 2012 Stock Plan, which is consistent with our elimination of the share multiplier discussed above; similarly, for a stock appreciation right award that in the future is exercised and settled in shares, the difference between the number of shares as to which the award is exercised and the number of shares actually issued will again become available for awards under the 2012 Stock Plan;

  •
  incorporates an amendment that was approved by our Board in May 2013 to tighten the definition of "Change of Control" by increasing the percentage of our outstanding voting stock that must be acquired to trigger a "Change of Control" from 20% or more to more than 50%;

  •
  shares subject to awards granted under the 2012 Stock Plan in substitution for outstanding equity awards previously granted by an entity acquired by the Company (referred to as "substitute awards") will not reduce the number of shares authorized for issuance under the 2012 Stock Plan;

  •
  unused shares available under a stockholder-approved plan of an entity acquired by a Company may be used for awards under the 2012 Stock Plan to employees of the acquired entity; and

  •
  the term of the 2012 Stock Plan will be extended to 10 years after the 2014 Annual Meeting.

        The proposed 2012 Stock Plan, as amended and restated, also includes several technical or clarifying changes, including to the section of the 2012 Stock Plan intended to aid in compliance with Section 409A of the Internal Revenue Code of 1986 (the "Code"), should any awards constitute a "deferral of compensation" for purposes of Section 409A.

        In addition, the Board of Directors is requesting this vote by the stockholders to approve the amended and restated 2012 Stock Plan to satisfy the stockholder approval requirements of Section 162(m) of the Code. In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer or any of our three other most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as "performance-based" under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public stockholders. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the amended and restated 2012 Stock Plan is discussed below, and stockholder approval of this Item 4 will be deemed to constitute approval of the material terms of the amended and restated 2012 Stock Plan for purposes of the stockholder approval requirements of Section 162(m).

        Stockholder approval of the amended and restated 2012 Stock Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the amended and restated 2012 Stock Plan to qualify for the "performance-based" compensation exemption under Section 162(m), and submission of the material terms of the amended and restated 2012 Stock Plan performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the amended and restated 2012 Stock Plan. Nothing in this proposal precludes us or the Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

        Upon stockholder approval of the amended and restated 2012 Stock Plan, it will become effective and will supersede in its entirety the existing 2012 Stock Plan. If the stockholders do not approve the amended and restated 2012 Stock Plan, it will not become effective, the existing 2012 Stock Plan will continue in effect, and we may continue to grant awards under the existing 2012 Stock Plan, subject to its terms, conditions and limitations.

Reasons for Approval

        In 2012 we announced our business transformation strategy to maximize value creation on behalf of our stockholders. As part of that strategy we pursued both a review of strategic alternatives and cost-cutting initiatives. Our review of strategic alternatives culminated in the Transactions (as defined under "Compensation Discussion and Analysis—Executive Summary—Significant Business Events") and we eliminated significant costs before and after the Transactions, including re-aligning our talent needs and cost structure to form our new, smaller company. Additionally, we appointed a new CEO in February 2013 and a strong new management team with significant industry experience in early fiscal 2014. Ms. Haugarth is the only current executive officer who was an executive officer before the Transactions were announced.

        Our new management team, together with our employees, has made significant progress over the past year to stabilize our business and position the Company for future success. Fiscal 2014 marked improved business performance following several years of declining revenues and market capitalization. As discussed in "Compensation Discussion and Analysis—Executive Summary—Measuring Business Performance," each of our business segments showed signs of stabilization in fiscal 2014. However, significant continued effort, focus and dedication will be necessary from our management and employees. Management continues to focus on simplifying our operations with a view towards driving top-line sales while managing our cost structure. These actions are being done in conjunction with our efforts to improve our balance sheet and generate returns for our stockholders in the long-term.

        We believe it will be critical to our operations and future success that we take steps to maintain the competitiveness of our incentive pay programs and that we continue to tightly align these incentive opportunities with the interests of our stockholders. To achieve these critical objectives, as discussed more fully below, we are seeking additional shares for issuance under the amended and restated 2012 Stock Plan.

Retaining and Attracting Employees

  •
  Our ability to recruit, retain, reward and motivate employees and officers, particularly during our continued turnaround and stabilization efforts, depends on our ability to offer competitive equity compensation. We believe we would be at a competitive disadvantage if we could not continue to use stock-based awards to recruit and compensate these individuals.

  •
  Despite the stabilization that took place in fiscal 2014, over the past few years we have experienced challenges relative to our market capitalization. Given our recent Company stock price and market capitalization, delivering competitive compensation to our employees has required granting more shares as compared to grants made by our peer companies with higher stock values. Despite the resulting additional dilution, we believe that it is critical that we continue to retain our employees by delivering competitive equity compensation.

  •
  By approving the amended and restated 2012 Stock Plan, based on our current stock price, we anticipate we could deliver competitive equity compensation and grant stock-based awards consistent with historic grant levels for approximately two additional years through fiscal 2017.

Aligning our Employees' Interests with our Stockholders

  •
  We believe that the use of stock-based awards as part of our compensation program is important to our continued success in that it fosters a pay for performance culture, which is an important element of our overall compensation program. We believe stock-based compensation motivates employees to create stockholder value because the value employees realize from stock-based compensation is based on our stock performance or other performance metrics.

  •
  As discussed above, we believe that stock-based compensation aligns the goals and objectives of our employees with the interests of our stockholders and promotes a focus on long-term value creation. This long-term alignment between our employees and the interests of our stockholders is critical during this turnaround period, as our management strives to further stabilize our business and position the Company for future success. Stock-based awards that are subject to time- or performance-based vesting are designed to help retain our management and employees during this turnaround period and will motivate them to attain our potential.

  •
  As noted above, we have an almost entirely new management team and many new key employees. This new management team has significant industry experience and has been critical to our turnaround efforts to date. However, this turnover has required additional grants of equity-based awards to help entice key talent to join the Company and to align their goals and objectives with the interests of our stockholders. Despite these new-hire grants, which have resulted in increases in our overhang, we have limited our additional share request under the 2012 Stock Plan, such that after giving effect to our proposed share increase, our resulting overhang would be approximately 15.2% (based on awards and shares outstanding as of May 22, 2014).

  •
  Given our stock price, approximately 5 million of the approximately 27.3 million total equity-based awards outstanding are significantly underwater (meaning they have an exercise price greater than $12.00) as of May 22, 2014. Stock awards that are significantly underwater no longer have the same retentive or incentive capacity, making our ability to grant new stock awards at current stock prices even more important.

  •
  If we do not have the flexibility to grant stock-based awards made available by the increased reserve under the amended and restated 2012 Stock Plan, we will need to increase the cash component of our employees' compensation in order to remain competitive. Increasing cash compensation would increase our cash compensation expense and would divert cash that could otherwise be reinvested in the Company's business or used to pay down debt.

  •
  We are requesting approval of the amended and restated 2012 Stock Plan in order to continue to recruit and retain the key employee talent that is vital to our continued turnaround and to continue to tightly align compensation opportunities with the creation of stockholder value.

Corporate Governance Considerations

        Our amended and restated 2012 Stock Plan includes provisions designed to serve stockholders' interests and promote effective corporate governance, including the following:

  •
  No "Evergreen Provision."  The amended and restated 2012 Stock Plan specifies a fixed number of shares available for future grants and does not provide for any automatic increase based on the number of outstanding shares of our common stock.

  •
  No Discounted Stock Options.  The amended and restated 2012 Stock Plan prohibits the granting of stock options at an exercise price that is less than the fair market value of our common stock on the date the stock option is granted.

  •
  No Re-pricing without Stockholder Approval.  The amended and restated 2012 Stock Plan prohibits the re-pricing of stock options, without first obtaining the approval of our stockholders.

  •
  Recoupment Policy.  Any award granted under the amended and restated 2012 Stock Plan will be subject to the Company's recoupment (or "clawback") policy.

  •
  "Double trigger" Accelerated Vesting following Change of Control ("COC").  All of the equity awards granted after May 2010 contain a "double trigger" COC vesting provision, meaning that vesting is accelerated only if there is both a COC and an involuntary termination of employment or a voluntary resignation for "good reason" within two years following the COC.

Background for Approval of Additional Shares

        As of May 22, 2014, the Company had 8.2 million shares available for issuance of future stock-based awards under the 2012 Stock Plan. In setting and recommending to stockholders the additional number of shares to be authorized for issuance under the amended and restated 2012 Stock Plan, the Board reviewed the following information with the assistance of its independent compensation consultant, Exequity:

  •
  The Company's historical 3-year average gross burn rate (shares used for equity awards as a percentage of the total common shares outstanding):

	Fiscal Year		Options Granted		Full- Value Shares Granted		Total Granted		Weighted Average Number of Common Shares Outstanding		Burn Rate*	&zwsp;
	2014		10,083,257		1,233,197		11,933,053		259,915,678		4.59%
&zwsp;	2013	&zwsp;	14,241,664	&zwsp;	1,929,006	&zwsp;	17,135,173	&zwsp;	213,449,912	&zwsp;	8.03%	&zwsp;
	2012		0		13,000		19,500		212,256,029		0.01%
	3-year average burn rate:										4.21%	&zwsp;
*
The gross burn rate was calculated by dividing the amount shown in the "Total Granted" column (the sum of the amounts under "Options Granted" plus 1.5 times the amount shown under the "Full-Value Shares Granted" column, which reflects restricted stock awards and units) by the weighted average number of our common shares outstanding. These numbers do not take into account shares forfeited or cancelled.
  •
  If we do not increase the shares available for issuance under our 2012 Stock Plan, then based on our historical usage rates of shares under our equity plans, we would expect to exhaust the share reserve under our 2012 Stock Plan such that there would not be enough shares for a full grant in fiscal 2016, and we would thus lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

  •
  If approved, the issuance of the additional shares to be reserved under the amended and restated 2012 Stock Plan would dilute the holdings of stockholders by an additional 3.2% on a fully-diluted basis, based on the number of shares of our common stock outstanding as of May 22, 2014. This "overhang" as of May 22, 2014, after giving effect to the proposed share increase, is 15.2%, calculated as summarized below:

A		B		C		(A+B)/(A+B+C)	(A+B)/C
Total equity based awards outstanding	+	Shares available for future issuance*	÷	Total number of issued and outstanding shares of common stock	=	Full Dilution (overhang)	Simple Dilution (overhang)
27,292,772		19,224,047		260,426,913		15.2%	17.9%
*
Takes into account the proposed increase of 11,000,000 shares in addition to the 8,224,047 shares currently available under the 2012 Stock Plan as of May 22, 2014.

        In light of the factors described above, our Board of Directors believes the additional authorized shares being requested under the amended and restated 2012 Stock Plan represents reasonable potential equity dilution, under 20% simple dilution, a level historically acceptable to stockholders, and provides significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all stockholders.

        The following is a summary of the material terms of the 2012 Stock Plan as proposed to be amended and restated and is qualified in its entirety by reference to the amended and restated 2012 Stock Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Administration

        The Committee administers the 2012 Stock Plan and has full power and authority to determine when and to whom awards are granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2012 Stock Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2012 Stock Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the 2012 Stock Plan, the Committee may amend the terms and conditions, or accelerate the exercisability, or lapse the restrictions, of an outstanding award. No action may be taken by the Committee to amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, that would adversely affect the right of the holder of an award without the consent of the holder, or to re-price any "underwater" stock option or stock appreciation right without stockholder approval. The Committee has authority to interpret the 2012 Stock Plan and establish rules and regulations for the administration of the 2012 Stock Plan.

        The Committee may delegate its powers under the 2012 Stock Plan to one or more of our officers or directors, except that the Committee may not delegate its powers and duties under the plan with regard to executive officers or directors who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m) of the Code or contravene Section 157 of the Delaware General Corporation Law. The Board of Directors may also exercise the powers of the Committee at any time, so long as its actions would not violate Rule 16b-3 promulgated by the SEC under the Exchange Act or Section 162(m) of the Code.

Eligible Participants

        Any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to us or any of our affiliates, who is selected by the Committee, is eligible to receive an award under the 2012 Stock Plan, provided that such eligible participant is a natural person and, as to consultants, independent contractors and advisors, is referenced in the definition of "Employee Benefit Plan" in Rule 405 of the Securities Act of 1933, as amended. As of May 22, 2014, approximately 35,800 employees, 22 officers, 10 non-employee directors and 1,700 consultants, independent contractors and advisors of the Company were eligible as a class to be selected by the Committee to receive awards under the 2012 Stock Plan. The Company has not made any awards under the 2012 Stock Plan to consultants, independent contractors or advisors to the Company or its affiliates, and has no current plans to do so.

        The Committee may grant awards to eligible persons who are foreign nationals, are located outside of the United States, are U.S. citizens or resident aliens on global assignments in foreign nations, are compensated from a payroll maintained outside of the United States or are otherwise subject to (or could cause SUPERVALU to be subject to) legal or regulatory provisions of countries or jurisdictions outside of the United States, on terms and conditions different from those specified in the 2012 Stock Plan, which, in the judgment of the Committee, are necessary or desirable to foster and promote achievement of the purposes of the 2012 Stock Plan. In this regard, the Committee may make modifications, amendments, procedures or sub-plans necessary or advisable to comply with such legal or regulatory provisions.

Shares Available For Awards

        The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the amended and restated 2012 Stock Plan will be the sum of (i) 51,252,236 and (ii) any shares subject to awards as of May 22, 2014 under the 2007 Stock Plan that, on or after May 22, 2014, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and non-forfeitable shares). The number of shares available for issuance under the amended and restated 2012 Stock Plan pursuant to clause (ii) in the preceding sentence shall be the same number of shares counted against the aggregate number of shares available under the 2007 Stock Plan with respect to such awards. No person eligible to receive an award under the 2012 Stock Plan, including one who may be a "covered person" within the meaning of Section 162(m) of the Code (a "covered person"), may be granted under the 2012 Stock Plan in any calendar year, options, stock appreciation rights or any other awards, the value of which is based solely on an increase in the value of our common stock after the date of grant of the award, for more than 2,000,000 shares in the aggregate, or if the award is payable in cash, for an amount greater than the fair market value of 2,000,000 shares at the time of payment. In addition, no person, including a covered person, may be granted performance-based awards denominated in shares under the 2012 Stock Plan, including performance awards, restricted stock and restricted stock units, for more than 2,000,000 shares in the aggregate in any calendar year. The maximum amount payable pursuant to all performance awards denominated in cash under the 2012 Stock Plan to any participant, including any covered person, in the aggregate in any calendar year will be $10,000,000 in value, whether payable in cash, shares or other property.

        The Committee will adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2012 Stock Plan. However, the number of shares covered by an award or to which an award relates following such adjustment will always be a whole number. Such adjustment will be made by the Committee or the Board of Directors and its determination in that respect will be final, binding and conclusive.

Accounting for Awards

        If an award entitles the holder to receive or purchase shares of our common stock, the number of shares covered by such award or to which the award relates are counted on the date of grant of the award against the aggregate number of shares available for awards under the 2012 Stock Plan, as amended and restated, as follows:

  •
  the number of shares available for awards will be reduced by one share for each share covered by or payable under such award or to which the award relates;

  •
  awards that do not entitle the holder to receive or purchase shares and awards that may be settled solely in cash will not be counted against the aggregate number of shares available for awards under the 2012 Stock Plan; and

  •
  shares subject to substitute awards granted in substitution or exchange for awards granted by a company acquired by us will not be counted against the aggregate number of shares available for awards under the 2012 Stock Plan.

        If an award terminates, is forfeited or is cancelled without the issuance of any shares, or if any shares covered by an award or to which an award relates are not issued for any other reason (including settlement of the award in cash or payment in shares upon the exercise of a stock appreciation right award), then the number of shares counted against the aggregate number of shares available under the 2012 Stock Plan with respect to the award, to the extent of any such termination, forfeiture, cancellation or non-issuance, will again be available for granting awards under the 2012 Stock Plan. If shares of restricted stock are forfeited or otherwise reacquired by us prior to vesting, whether or not dividends have been paid on such shares, then the number of shares counted against the aggregate number of shares available under the 2012 Stock Plan with respect to the restricted stock award, to the extent of any such forfeiture or reacquisition by us, will again be available for granting awards under the 2012 Stock Plan. If (i) payment of the exercise price of any award is made through the delivery of shares by a participant or by the withholding of shares by the Company, or (ii) satisfaction of any tax withholding obligations arising from any award occurs through the delivery of shares by a participant or by the withholding of shares by the Company, then the number of shares counted against the aggregate number of shares available under the 2012 Stock Plan with respect to such award, to the extent of any such delivery or withholding, shall again be available for granting awards under the 2012 Stock Plan. Any amendment to the 2012 Stock Plan that changes the manner of accounting for awards, including changes to be effected by the proposed amendment and restatement, will not be applied retroactively.

Types of Awards and Terms and Conditions

        The 2012 Stock Plan permits the granting of:

  •
  stock options (including both incentive and non-qualified stock options);

  •
  stock appreciation rights ("SARs");

  •
  restricted stock and restricted stock units;

  •
  dividend equivalents;

  •
  performance awards of cash, stock or property;

  •
  stock awards; and

  •
  other stock-based awards.

        Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2012 Stock Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is a substitute award. Determinations of fair market value under the 2012 Stock Plan will be made in accordance with methods and procedures established by the Committee and for purposes of determining the fair market value of a share of our common stock will utilize the closing sale price of a share of our common stock on the New York Stock Exchange on the relevant date (or if that is not a date on which exchange trading occurs, the immediately preceding trading date). The term of awards may not be longer than 10 years from the date of grant.

Stock Options

        The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The Committee may, in its discretion, permit non-qualified stock options to be net exercised.

Stock Appreciation Rights

        The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units

        The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The Committee may permit accelerated vesting in certain events, including the participant's death, disability, termination or retirement or a change of control of SUPERVALU. If the participant's employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions, except if otherwise provided in the award agreement.

Dividend Equivalents

        The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not grant dividend equivalents in connection with grants of options or SARs.

Performance Awards

        The Committee may grant performance awards under the 2012 Stock Plan. A performance award may be denominated or payable in cash, stock (including restricted stock and restricted stock units), other securities, other awards or other property, and confers on the holder the right to receive payments, in whole or in part, upon the achievement of one or more performance goals during a performance period as established by the Committee. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the Committee. Performance awards that are granted to participants who may be covered persons and that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code ("qualified performance-based compensation") must be conditioned solely on the achievement of one or more objective performance goals established by the Committee within the time prescribed by Section 162(m) of the Code, and must otherwise comply with the requirements of Section 162(m) of the Code.

        Performance goals for performance awards that are granted to participants who may be covered employees and that are intended to be qualified performance-based compensation must be based solely on one or more of the following business criteria: sales (including identical store sales), revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and net earnings), EBIT or EBITDA as a percentage of net sales, earnings per share (basic or diluted), earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), ratios (including one or more of price to earnings, debt to assets, debt to net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, market capitalization, cash generation, cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity), unit volume, working capital, market share, cost reductions, budget comparisons, sales or profitability of an identifiable business unit or product, economic profit or value added, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, implementation or completion of key projects and strategic plan development and implementation. The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures. The measures may relate to SUPERVALU, one or more of our subsidiaries or one or more of our divisions or units, product lines or product categories or any combination of these. Subject to compliance with Section 162(m) of the Code, when the Committee establishes performance criteria, it may provide for the adjustment for charges related to an event or occurrence that the Committee determines is appropriate for adjustment, including asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; acquisitions; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; and unusual, extraordinary or nonrecurring events.

Stock Awards

        The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2012 Stock Plan.

Other Stock-Based Awards

        The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2012 Stock Plan.

Duration, Termination and Amendment

        No awards may be made after (i) ten years from the date of stockholder approval of the amended and restated 2012 Stock Plan or (ii) any earlier date of discontinuation or termination established pursuant to the 2012 Stock Plan, although no performance award intended to be qualified performance-based compensation will be granted under the 2012 Stock Plan after the first meeting of the Company's stockholders that occurs in the fifth year following the year in which stockholders most recently approved the performance goals for purposes of Code Section 162(m). However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2012 Stock Plan prior to expiration may extend beyond the expiration of the 2012 Stock Plan through the award's normal expiration date.

        The Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Stock Plan at any time, although stockholder approval must be obtained for any amendment to the 2012 Stock Plan that would increase the number of shares of our common stock available under the 2012 Stock Plan, increase the award limits under the 2012 Stock Plan, permit awards of options or SARs at a price less than fair market value, permit re-pricing of options or SARs, or cause Section 162(m) of the Code to become unavailable with respect to the 2012 Stock Plan. Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the SEC, the New York Stock Exchange or any other securities exchange that are applicable to us.

Recoupment or Clawback of Awards

        All awards under the 2012 Stock Plan are subject to forfeiture or other penalties pursuant to SUPERVALU's recoupment (or "clawback") policy, as amended from time to time, and to any forfeiture and/or penalty conditions determined by the Committee and set forth in the applicable award agreement.

Blackout Periods

        Notwithstanding contrary provisions in the 2012 Stock Plan or any award agreement, SUPERVALU has the authority to establish any "blackout" period that it deems necessary or advisable with respect to any and all awards.

Prohibition on Re-pricing Awards

        Without the approval of our stockholders, the Committee will not re-price, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2012 Stock Plan.

Transferability of Awards

        Unless otherwise provided by the Committee, any award other than stock awards under the 2012 Stock Plan and any right under any award may only be transferred by will or by the laws of descent and distribution or by transfer of an award back to SUPERVALU, including the transfer of an award (but not any stock option) to SUPERVALU in connection with a deferral election under any of our deferred compensation plans. Incentive stock options may only be transferred by will or by the laws of descent and distribution. The Committee may permit, in its discretion, gift transfers of non-qualified stock options to or for the benefit of family members of a participant. No award (other than stock awards) or right under any award may be pledged, alienated, attached or otherwise encumbered and any purported pledge, alienation, attachment or encumbrance will be void and unenforceable against us.

Federal Income Tax Consequences

Grant of Options and SARs

        The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options

        Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular income tax. However, the optionee may be required to recognize income for purposes of the alternative minimum tax ("AMT"). If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

        If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

Exercise of Non-Qualified Stock Options and SARs

        Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price of those shares, and we generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

        The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held. Generally, there will be no tax consequence to SUPERVALU in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock

        Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an election under Code Section 83(b) within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the then current fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. We will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units, Performance Awards and Dividend Equivalents

        Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, a participant's tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Other Stock Grants

        As to other grants of shares of our common stock made under the 2012 Stock Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. SUPERVALU generally will be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

        Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, stock options, SARs and other performance awards paid under the 2012 Stock Plan are qualified performance-based compensation, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2012 Stock Plan.

Delivery of Shares for Tax Obligation

        Under the 2012 Stock Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal and state tax obligations.

Section 409A of the Code

        The Committee will administer and interpret the 2012 Stock Plan and all award agreements in a manner consistent with the intent to exempt stock option, stock appreciation right, restricted stock and stock awards from the requirements of Section 409A of the Code, and to cause other forms of awards to either be exempt from or to comply with Section 409A of the Code. The 2012 Stock Plan and any award agreement may be unilaterally amended by the Committee in any manner deemed necessary or advisable in order to maintain such exemption from or compliance with Section 409A of the Code. No such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2012 Stock Plan.

New Plan Benefits

        Because all awards under the 2012 Stock Plan are discretionary with the Committee, the number and types of awards that will be granted in the future under the 2012 Stock Plan, as amended and restated, are not presently determinable.

        Information regarding awards made under the 2012 Stock Plan during fiscal 2014 to our directors and Named Executive Officers is provided elsewhere in this Proxy Statement. Please see the "Director Compensation" section of this Proxy Statement for additional information regarding grants under the 2012 Stock Plan to non-employee directors during the 2014 fiscal year. In addition, please refer to the "Grants of Plan-Based Awards" table on page 59 of this Proxy Statement for a listing of awards granted to our Named Executive Officers during the 2014 fiscal year. During the 2014 fiscal year, awards with respect to 2.4 million shares were granted to all current executive officers as a group under the 2012 Stock Plan, and awards with respect to 7.7 million shares were granted to other employees under the 2012 Stock Plan.

        The following table sets forth information with respect to the grants of options, stock-settled stock appreciation rights, restricted stock, cash-settled and stock-settled restricted stock units and performance awards to our Named Executive Officers, director nominees, and the specified groups set forth below under the 2012 Stock Plan as of May 22, 2014.

	Name and Position/Group	Options Granted	Stock- Settled Stock Appreciation Rights Granted	Restricted Stock Awards and Cash and Stock Settled Restricted Stock Units Granted	Performance Awards Granted	&zwsp;
	Sam Duncan Chief Executive Officer and President	1,493,903	0	166,667	0
&zwsp;	Bruce H. Besanko Executive Vice President and Chief Financial Officer	375,612	0	41,333	0	&zwsp;
	Janel S. Haugarth Executive Vice President & President, Independent Business and Supply Chain Services	654,218	0	33,333	0
&zwsp;	Randy G. Burdick Executive Vice President and Chief Information Officer	408,983	0	54,667	0	&zwsp;
	Michele A. Murphy Executive Vice President, Human Resources and Communications	380,828	0	61,798	0
&zwsp;	Wayne C. Sales Former Executive Chairman	0	0	447,155	742,277	&zwsp;
	Sherry M. Smith Former Executive Vice President and Chief Financial Officer	150,000	0	0	0
&zwsp;	Kevin R. Holt Former Executive Vice President, Retail Operations	98,450	0	0	0	&zwsp;
	All current executive officers as a group (10 persons)	4,662,990	0	509,712	0
&zwsp;	All current non-executive directors as a group (10 persons)	0	0	447,155	742,277	&zwsp;
	Director Nominee	0	0	0	0
&zwsp;	Each associate of the above mentioned directors, executive officers or nominees	0	0	0	0	&zwsp;
	Each other person who received or is to receive 5% of such award	0	0	0	0
&zwsp;	All employees (other than executive officers) as a group (742 persons)	17,720,094	116,952	1,961,430	0	&zwsp;

        The closing price of a share of our common stock as reported on the New York Stock Exchange on May 22, 2014 was $7.46.

Equity Compensation Plan Information

        The following table sets forth information as of February 22, 2014 about the Company's common stock that may be issued under all of its equity compensation plans:

		Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	&zwsp;
&zwsp;	Plan Category	(a)	(b)	(c)	&zwsp;
	Equity compensation plans approved by security holders (1)	21,181,876 (2)	$15.31 (2)	19,114,158 (3)
&zwsp;	Equity compensation plans not approved by security holders (4)	515,298	$29.90	—	&zwsp;
	Total	21,697,174	$15.66	19,114,158 (3)
(1)
Includes the Company's 2002 Stock Plan, 2007 Stock Plan, 2012 Stock Plan, Albertson's Inc. Amended and Restated Stock-Based Incentive Plan, Albertson's, Inc. 2004 Equity and Performance Incentive Plan, and the Director's Deferred Compensation Plan.

(2)
Includes options for 171,230 shares under the Albertson's Inc. 1995 Stock-Based Incentive Plan at a weighted average exercise price of $26.9815 per share that were assumed in connection with the acquisition of New Albertson's, Inc. on June 2, 2006.

(3)
Consists of 17,983,785 shares available for issuance under the Company's 2012 Stock Plan and 1,130,373 shares available for issuance under the Director's Deferred Compensation Plan. Includes 2007 Stock Plan option expirations, stock appreciation right expirations, restricted stock award forfeitures and restricted stock unit forfeitures totaling 7,718,017. The 2012 Stock Plan provides that awards that expire or are forfeited under the 2007 Stock Plan are added back into the 2012 Stock Plan reserve for issuance.

(4)
Includes the Company's 1997 Stock Plan.

1997 Stock Plan

        The Board of Directors adopted the 1997 Stock Plan on April 9, 1997 to provide for the granting of non-qualified stock options, restoration options, stock appreciation rights, restricted stock, restricted stock units and performance awards to key employees of the Company or any of its subsidiaries. A total of 10,800,000 shares were authorized for awards under the 1997 Stock Plan. The Board of Directors amended this plan on each of August 18, 1998, March 14, 2000 and April 10, 2002. The 1997 Stock Plan expired on April 9, 2007 and, therefore, no further awards may be granted under the 1997 Stock Plan. Stock options covering a total of 515,298 shares remained outstanding under the 1997 Stock Plan as of February 22, 2014. All employees, consultants or independent contractors providing services to the Company, other than officers or directors of the Company or any of its affiliates who are subject to Section 16 of the Exchange Act, were eligible to participate in the 1997 Stock Plan. The Board of Directors administers the 1997 Stock Plan and has discretion to set the terms of all awards made under the 1997 Stock Plan, except as otherwise expressly provided in the 1997 Stock Plan. Options granted under the 1997 Stock Plan may not have an exercise price less than 100% of the fair market value of the Company's common stock on the date of the grant. Unless the Board of Directors otherwise specifies, restricted stock and restricted stock units will be forfeited and reacquired by the Company if an employee is terminated.

        The Board of Directors recommends a vote "FOR" approval of the amended and restated 2012 Stock Plan.

OTHER INFORMATION

SUPERVALU Mailing Address

        The mailing address of our principal executive offices is: SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440.

Stockholder Proposals for the 2015 Annual Meeting

        In accordance with rules of the SEC, all proposals of stockholders that are requested to be included in SUPERVALU's Proxy Statement for the 2015 Annual Meeting of Stockholders must be received by the Corporate Secretary at our principal executive offices on or before February 3, 2015, 120 days before the one-year anniversary of the mailing date of this Proxy Statement for the 2014 Annual Meeting of Stockholders. In accordance with our Bylaws, any other stockholder proposals to be presented at the 2015 Annual Meeting must be given in writing to the Corporate Secretary and received at our principal executive offices no later than the close of business on March 18, 2015 and no earlier than February 17, 2015; provided that if the number of directors to be elected to our Board of Directors is increased and we make no public announcement naming all of the nominees for director or specifying the size of the increase by at least April 7, 2015, a stockholder proposal will be deemed timely solely with respect to nominees for any new positions created by such increase in the size of the Board as long as the proposal is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the tenth day following the day on which we first make such a public announcement. The proposal must contain specific information required by our Bylaws, a copy of which is available on SUPERVALU's website at www.supervalu.com. Click on the "Investors" link and then the caption "Corporate Governance."

Communications with the Board of Directors

        Any interested parties who desire to communicate with the Board of Directors, the non-employee members of the Board of Directors or any individual member of the Board of Directors may do so by sending a letter addressed to the director or directors in care of the Corporate Secretary at the mailing address above. All such correspondence will be forwarded to the appropriate director or directors.

Code of Business Conduct

        SUPERVALU has adopted a Code of Business Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions and all other employees, and a Code of Business Conduct and Ethics that applies to its directors. The Codes are available on SUPERVALU's website at www.supervalu.com. Click on the "Investors" link and then the caption "Corporate Governance." Copies of the Codes are also available to any stockholder who submits a request to the Corporate Secretary at the mailing address above.

Expenses of Solicitation

        This solicitation of proxies is being made by SUPERVALU and we will pay the costs of such solicitation. We arrange with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals and we reimburse them for their expenses in this regard. In addition to solicitation by mail, proxies may be solicited by our employees, by telephone or personally. No additional compensation will be paid for such employee solicitation. We also have retained Alliance Advisors LLC to assist in the solicitation of proxies for an estimated fee of $17,000 plus out-of-pocket expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

        The rules of the SEC require our directors, executive officers and holders of more than 10% of our common stock to file reports of stock ownership and changes in ownership with the SEC. Based solely on a review of the Section 16 reports filed by our directors and executive officers and written representations of our directors and executive officers, we believe that our directors and executive officers complied with all Section 16(a) filing requirements for fiscal year 2014, except that each of Janel S. Haugarth, Michele A. Murphy, Karla C. Robertson, Todd N. Sheldon and Sherry M. Smith filed a late Form 4 in connection with the withholding of shares of common stock under the 2007 Stock Plan to satisfy tax obligations.

Householding

        Only one copy of each of our Annual Report to Stockholders and this Proxy Statement has been sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. This procedure is referred to as "householding." We have been notified that certain intermediaries (brokers or banks) will also household proxy materials. We will deliver promptly, upon oral or written request, separate copies of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive separate copies of one or both of these documents, or if you do not wish to participate in householding in the future, you may write to our Corporate Secretary at SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440, or call (952) 828-4000. You may contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of our Annual Report and Proxy Statement may request delivery of a single copy of each document by writing or calling us at the address or telephone number above or by contacting their broker or bank (provided the broker or bank has determined to household proxy materials).

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on July 16, 2014

        Our Notice of Annual Meeting, Proxy Statement and Annual Report are available on SUPERVALU's website at http://materials.proxyvote.com/868536.

Requests for Copies of Annual Report

        SUPERVALU will furnish to stockholders, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 22, 2014, as filed with the SEC, upon receipt of a written request addressed to our Corporate Secretary at SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440.

        Owners of Shares Held in Street Name: Check the information provided to you in the proxy materials mailed to you by your bank or broker.

APPENDIX A

SUPPLEMENTAL INFORMATION

RECONCILIATION OF RESULTS REPORTED IN ACCORDANCE WITH GAAP TO NON-GAAP
NEO COMPENSATION PERFORMANCE METRIC RESULTS

        The "Compensation Discussion and Analysis" contains references to certain financial measurements that are not measured in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP financial measurements are utilized by management to analyze underlying core business trends to understand operating performance and as a compensation performance measure. Non-GAAP financial measures should only be considered as an additional supplement to the Company's financial results reported in accordance with GAAP and should not be considered superior to, a substitute for or an alternative to any financial measure of performance prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Non-GAAP financial measurements should be reviewed in conjunction with the Company's results reported in accordance with GAAP in its Annual Report on Form 10-K for the fiscal year ended February 22, 2014.

        Adjusted EBITDA is a non-GAAP supplemental performance measure the Company uses to facilitate operating performance comparisons of our businesses on a consistent basis. Adjusted EBITDA provides additional understanding of other factors and trends affecting our business that are used in the business planning process to understand expected performance, to evaluate results against those expectations, and as one of the compensation performance measures to determine achievement under the guidance of certain compensation programs and plans.

        The Company defines adjusted EBITDA as Net earnings (loss) from continuing operations, plus Income tax provision (benefit), and Interest expense, net calculated in accordance with GAAP, plus non-GAAP adjustments for Depreciation and amortization, LIFO (credit) charge, certain non-recurring or unusual employee-related costs and pension related items, including severance costs, accelerated stock-based compensation charges, multiemployer pension withdrawal charges and other items, charges and costs related to debt financing activities, non-cash asset impairment and other charges and gains (including store closures, market exits and certain gains on the sale of property), goodwill and intangible asset impairment charges, legal settlement charges and gains and contract breakage costs and certain other non-cash charges or unusual items. The non-GAAP items are omitted either because they are non-cash items or are items that are not considered in our supplemental assessment of on-going business performance. Certain of these adjustments are considered in similar supplemental analyses by other companies, such as Depreciation and amortization, LIFO charges and certain other adjustments. Adjusted EBITDA is less disposed to variances in actual performance resulting from depreciation, amortization and other non-cash charges and more reflective of other factors that affect our underlying operating performance.

        Compensation EBITDA was a non-GAAP compensation performance metric used by the Company in fiscal 2014 to compensate its NEOs and certain employees and is defined as adjusted EBITDA as reported in the Company's Annual Report on Form 10-K and as defined above, plus adjustments for qualified pension plan expense and contributions, stock-based and deferred compensation and a pro forma adjustment for incremental administrative expense reimbursements.

        Using adjusted EBITDA as a financial measure contains material limitations including, but not limited to, not reflecting cash expenditures or future requirements for capital expenditures or contractual commitments, changes in working capital, income taxes and debt service expenses that are recurring in our results of operations. Using compensation EBITDA contains certain additional

A-1

material limitations including, but not limited to, not reflecting the selective adjustment for certain employee benefit plan costs and contributions, and the application of a pro forma adjustment to the Company's consolidated results.

        The following is a reconciliation of the Net earnings (loss) from continuing operations as reported in accordance with GAAP to the non-GAAP measures of adjusted EBITDA and compensation EBITDA:

		2014 (52 weeks)	&zwsp;
	Net earnings (loss) from continuing operations	$ 6
&zwsp;	Income tax provision (benefit)	5	&zwsp;
	Interest expense, net	407
&zwsp;	Depreciation and amortization	302	&zwsp;
	LIFO (credit) charge	(9)
&zwsp;	Unusual employee-related costs and pension related items	49	&zwsp;
	Asset impairment and other charges, net of gains	1
&zwsp;	Goodwill and intangible asset impairment charges	—	&zwsp;
	Legal settlement charges (gains)	5
&zwsp;	Contract breakage costs and certain other charges	6	&zwsp;

	Adjusted EBITDA	$ 772
&zwsp;	Qualified pension benefit plan costs	79	&zwsp;
	Qualified pension benefit plan contributions	(116)
&zwsp;	Stock-based and deferred compensation (1)	15	&zwsp;
	Pro forma adjustment:
	Incremental administrative expense reimbursements (2)	11

&zwsp;	Compensation EBITDA	$ 761	&zwsp;

(1)
Stock-based compensation reported here is exclusive of the accelerated stock-based compensation charges included within Employee-related costs and unusual pension related costs.

(2)
Incremental administrative expense reimbursements represents additional fees that the Company would have received under the Transition Services Agreements between the Company and NAI and between the Company and Albertson's LLC ("ABS") entered into in connection with the sale of the NAI retail banners to AB Acquisition, LLC (the "NAI TSA") on March 21, 2013 (the "NAI Banner Sale"), net of the fees recognized under the previous agreement between SUPERVALU INC. and ABS, which was terminated on the closing of the NAI Banner Sale. The NAI TSA provides NAI and ABS with certain administrative and other services following the closing of the NAI Banner Sale for an initial term of two and a half years following the sale and is subject to certain adjustments under the terms of the agreement, such as a decrease in the number of stores and distribution centers operated by NAI and ABS. Upon commencement of discontinued operations presentation in accordance with GAAP, the Company retained certain administrative functions for which the Company agreed to provide transitional services to NAI similar to those previously provided to ABS. This pro forma adjustment is intended to provide investors an understanding as to the effects of administrative expenses reported by the Company under discontinued operations presentation in accordance with GAAP, which subsequent to the NAI Banner Sale are covered under the NAI TSA. This pro forma adjustment is directly attributable to the NAI Banner Sale and the presentation of reporting thereon, is derived from the terms of the NAI TSA, and will have a continuing impact on the Company's results.

A-2

APPENDIX B

SUPERVALU INC.
2012 STOCK PLAN
(As Amended and Restated July     , 2014)

SUPERVALU INC.
2012 STOCK PLAN

(As Amended and Restated July             , 2014)

Section 1.    Purpose

        The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, non-employee Directors, consultants, independent contractors and advisors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based and other arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.

Section 2.    Definitions

        As used in the Plan, the following terms shall have the meanings set forth below:

        (a)   "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

        (b)   "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

        (c)   "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

        (d)   "Board" shall mean the Board of Directors of the Company.

        (e)   "Change of Control" shall mean what the term is defined to mean in an Award Agreement between a Participant and the Company or, in the absence of any such definition, any of the following events for Awards granted under the Plan:

            (i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of ~~twenty~~more than fifty percent (~~20~~50%) ~~or more~~ of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

           (ii)  the consummation of any merger or other business combination of the Company, sale or lease of all or substantially all of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least sixty percent (60%) of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination;

  (B) the purchaser or lessee of the Company's assets or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

          (iii)  within any 24-month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least three-fourths of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

        (f)    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (g)   "Committee" shall mean the Leadership Development and Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m).

        (h)   "Company" shall mean SUPERVALU INC., a Delaware corporation, or any successor corporation.

        (i)    "Director" shall mean a member of the Board.

        (j)    "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

        (k)   "Eligible Person" shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

        (l)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date for purposes of the Plan shall be, if the Shares are then listed on the New York Stock Exchange, the closing sale price of one Share on the New York Stock Exchange as reported on the consolidated transaction reporting system on such date or, if the New York Stock Exchange is not open for trading on such date, on the next preceding date that the New York Stock Exchange ~~is~~was open for trading.

        (n)   "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

        (o)   "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

        (p)   "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (q)   "Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

        (r)   "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

        (s)   "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

        (t)    "Performance Goal" shall mean one or more of the following performance goals, either individually, alternatively or in any combination: sales (including identical store sales), revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and net earnings), EBIT or EBITDA as a percent of net sales, earnings per share (basic or diluted), earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), ratios (including one or more of price to earnings, debt to assets, debt to net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, market capitalization, cash generation, cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity), unit volume, working capital, market share, cost reductions, budget comparisons, sales or profitability of an identifiable business unit or product, economic profit or value added, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, implementation or completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, product lines or product categories or any combination of the foregoing. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the adjustment for charges related to an event or occurrence which the Committee determines is appropriate for adjustment, including, but not limited to, any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; acquisitions; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; and unusual, extraordinary or nonrecurring events.

        (u)   "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

        (v)   "Plan" shall mean the SUPERVALU INC. 2012 Stock Plan, as amended from time to time.

        (w)  "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

        (x)   "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

        (y)   "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

        (z)   "Section 162(m)" shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

        (aa) "Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

        (bb) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (cc) "Share" or "Shares" shall mean a share or shares of common stock, $~~1.00~~0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

        (dd) "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

        (ee) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

        (ff)  "Stock Award" shall mean any Share granted under Section 6(f) of the Plan.

        (gg) "Substitute Award" shall mean an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

Section 3. Administration

        (a)    Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

        (b)    Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, (ii) in such a manner as would cause the

Plan not to comply with the requirements of Section 162(m) or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.

        (c)    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m).

Section 4. Shares Available for Awards

        (a)  Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) ~~29,500,000~~51,252,236 and (ii) any Shares subject to awards as of May 22, ~~2012~~2014 under the Company's 2007 Stock Plan that, on or after the original effective date of the Plan, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and ~~nonforfeitable~~non-forfeitable Shares). The number of Shares available for issuance under the Plan pursuant to clause (ii) in the preceding sentence shall be the same number of Shares counted against the aggregate number of Shares available under the Company's 2007 Stock Plan with respect to such awards. Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. Substitute Awards and Awards that may be settled solely in cash shall not be counted against the aggregate number of Shares available under the Plan, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

        (b)  Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If an Award terminates, is forfeited or is cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason (including settlement of the Award in cash or payment in Shares upon the exercise of a Stock Appreciation Right Award), then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or ~~other event~~non-issuance, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. ~~Shares that are withheld in full or partial~~If (i) payment ~~to the Company~~ of the ~~purchase or exercise price relating to any Award or in connection with the satisfaction of tax obligations relating to any Award shall not be available for granting Awards under the Plan. Additionally, if an Option is net exercised, as~~

~~permitted by Section 6(a)(iii),~~exercise price of any Award is made through the delivery (either actually or by attestation) of Shares by the Participant or by the withholding of Shares by the Company, or (ii) satisfaction of any tax withholding obligations arising from any Award occurs through the delivery (either actually or by attestation) of Shares by the Participant or by the withholding of Shares by the Company, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award ~~shall be the gross amount of Shares subject to the Award.~~ , to the extent of any such delivery or withholding, shall again be available for granting Awards under the Plan. No amendment to the Plan that changes the manner of accounting for Awards shall be given retroactive effect.

        ~~(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. With respect to Options, Stock Appreciation Rights or any other Awards under the Plan the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, the number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by or payable under such Award or to which such Award relates. With respect to any Awards other than Options, Stock Appreciation Rights or any other Awards under the Plan the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, the number of Shares available for Awards under the Plan shall be reduced by 2.63 Shares for each Share covered by such Award or to which such Award relates. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.~~

        (c)  Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

        (d)  Award Limitations Under the Plan.

    (i)
    ~~Section 162(m)~~Limitation for ~~Certain Types of~~ Option and Stock Appreciation Right Awards. No Eligible Person ~~that may be a "covered person" within the meaning of Section 162(m)~~ may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, ~~and which is intended to represent "qualified performance-based compensation" within the meaning of Section 162(m),~~ for more than 2,000,000 Shares or, if such Award is payable in cash, for an amount greater than the Fair Market Value of 2,000,000 Shares at the time of payment (subject, in each case, to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year.

    (ii)
    ~~Section 162(m)~~ Limitations for Performance Awards.

    (A)
    Performance Awards Denominated in Shares. No Eligible Person ~~that~~, including one who is or may be a "covered person" within the meaning of Section 162(m), may be granted Awards under the Plan that are denominated in Shares ~~under the Plan which are intended to represent "qualified performance-based compensation" within the meaning of Section 162(m)~~ and whose vesting or settlement is subject to the satisfaction of Performance Goals (including, without limitation, Performance Awards, Restricted Stock and Restricted Stock Units), for more than 2,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year. The limitation contained in this Section 4(d)(ii)(A) does not apply to any Award subject to the limitations contained in Section 4(d)(i) or Section 4(d)(ii)(B).

    (B)
    Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash under the Plan ~~which are intended to represent "qualified performance-based compensation" within the meaning of Section 162(m)~~ to any Participant ~~that~~, including one who is or may be a "covered person" within the meaning of Section 162(m), in the aggregate in any calendar year shall be $10,000,000 in value, whether payable in cash, Shares or other property. The limitation contained in this Section 4(d)(ii)(B) does not apply to any Award subject to the limitations contained in Section 4(d)(i) or Section 4(d)(ii)(A).

    (iii)
    Limitation for Awards to Consultants and Advisors. Awards will only be granted to those consultants or advisors ~~in compliance with~~who may participate in an employee benefit plan as provided in the definition of "Employee Benefit Plan" in Rule 405 of the Securities Act.
    (iv)
    ~~(iv)~~Plan-Specific Limitations. The limitations contained in this Section 4(d) shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other stockholder approved executive incentive plan maintained by the Company will be governed solely by the terms of such other plan.

        (e)  Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Persons prior to such acquisition or combination.

Section 5.    Eligibility

        Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards

        (a)  Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is ~~granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate~~a Substitute Award.

  (ii)
  Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

  (iii)
  Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Alternatively, the Committee may, in its discretion, permit a Non-Qualified Stock Option (but not an Incentive Stock Option) to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Non-Qualified Stock Option being exercised, on the date of exercise, over the exercise price of the Non-Qualified Stock Option for such Shares.

  (iv)
  Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options:

  (A)
  The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

    (B)
    All Incentive Stock Options must be granted within 10 years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

    (C)
    Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

    (D)
    The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

    (E)
    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

        (b)  Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise ~~(or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise)~~ over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is ~~granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate~~a Substitute Award. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee; provided, however, that the term of each Stock Appreciation Right shall not be longer than 10 years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        (c)  Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in certain events including, but not limited to, the Participant's death, disability, termination, retirement or a Change of Control.

  (ii)
  Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

  (iii)
  Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units, except as otherwise provided in the Award Agreement.

        (d)  Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards that are granted to Eligible Persons who may be "covered employees" under Section 162(m) and that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

  (i)
  Timing of Designations; Duration of Performance Periods. For each Award intended to be "qualified performance-based compensation," the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more objective Performance Goals; provided, however, that, with respect to such Performance Goals, the outcome is substantially uncertain at the time the Committee actually establishes each Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a Performance Goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

  (ii)
  Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to an Award intended to be "qualified performance-based compensation," the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

  (iii)
  Payment of Qualified Performance Awards. Certified Awards shall be paid no later than two and one-half months following the conclusion of the applicable performance period; provided, however, that the Committee may establish procedures that allow for the payment of Awards on a deferred basis subject to the requirements of Section 409A. The Committee may, in its discretion, reduce the amount of a payout achieved and otherwise to be paid in connection with an Award intended to be "qualified performance-based compensation," but may not exercise discretion to increase such amount.

        (e)  Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons.

        (f)  Stock Awards. The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

        (g)  Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

        (h)  General.

  (i)
  Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

  (ii)
  Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

  (iii)
  Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

  (iv)
  Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed 10 years from the date of grant as determined by the Committee at the time of grant.

  (v)
  Limits on Transfer of Awards. Except as provided by the Committee or by this Plan, any Award (other than Stock Awards) and any right under any such Award shall not be transferable by a Participant other than by will or by the laws of descent and distribution or by transfer of an Award back to the Company, including transfer of an Award (but not any Option) to the Company in connection with a deferral election under a Company deferred compensation plan. Notwithstanding the immediately preceding sentence, Awards of Incentive Stock Options shall not be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any "family member" (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) at any time that such Participant holds such Option, provided that such transfers may not be for "value" (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

  (vi)
  Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

  (vii)
  Section 409A Provisions. ~~Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change of Control or due to the Participant's disability or "separation from service" (as defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change of Control, disability or separation from service meet the definition of a change in ownership or control, disability or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.~~It is intended that (i) all Option, Stock Appreciation Right, Restricted Stock and Stock Awards under the Plan will not provide for the deferral of compensation within the meaning of Section 409A and thereby be exempt from Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Section 409A, or will comply with the requirements of Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Award Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Section 409A. Notwithstanding anything to the contrary in the Plan or any Award Agreement, with respect to any Award that constitutes a deferral of compensation subject to Section 409A:

  (1)
  If any amount is payable under such Award upon a termination of employment or other service, a termination of employment or other service will be deemed to have occurred only at such time as the Participant has experienced a "separation from service" as such term is defined for purposes of Section 409A;

  (2)
  If such Award provides for a change in the time or form of payment upon a Change of Control, then no Change of Control shall be deemed to have occurred upon an event described in Section 2(e) or any applicable Award Agreement unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A;

  (3)
  If any amount is payable under such Award due to a Participant's disability, the term "disability" shall be defined as provided in Treasury Regulation 1.409A-3(i)(4); and

    (4)
    If any amount shall be payable with respect to any such Award as a result of a Participant's "separation from service" at such time as the Participant is a "specified employee" within the meaning of Section 409A (as determined by the Committee in good faith), then no payment shall be made, except as permitted under Section 409A, prior to the earlier of (i) the date that is six months after the Participant's separation from service or (ii) the Participant's death.

  None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant's tax liabilities, including the avoidance of any additional tax liabilities under Section 409A, and (iii) have any liability to any Participant for any such tax liabilities.

Section 7. Amendment and Termination; Corrections

        (a)  Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

  (i)
  requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange applicable to the Company;

  (ii)
  increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

  (iii)
  increases the number of shares subject to the limitations contained in Section 4(d)(i) or Section 4(d)(ii)(A) of the Plan or the dollar amount subject to the limitation contained in Section 4(d)(ii)(B) of the Plan;

  (iv)
  permits repricing of Options or Stock Appreciation Rights, which is prohibited by Section 3(a)(v) of the Plan;

  (v)
  permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a) and Section 6(b) of the Plan; or

  (vi)
  would cause Section 162(m) to become unavailable with respect to the Plan.

        (b)  Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

        (c)  Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

        In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

        (a)  No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

        (b)  Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.

        (c)  Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

        (d)  No Rights of Stockholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

        (e)  No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

        (f)  No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

        (g)  Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

        (h)  Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

        (i)  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (j)  Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

        (k)  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (l)  Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (m)  Consultation With Professional Tax and Investment Advisors. The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder's own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.

        (n)  Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Persons who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the

Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

        (o)  Blackout Periods. Notwithstanding any other provision of this Plan or any Award or Award Agreement to the contrary, the Company shall have the authority to establish any "blackout" period that the Company deems necessary or advisable with respect to any or all Awards.

Section 10. Clawback or Recoupment

        All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to the Company's Clawback Policy, as amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

Section 11. Effective Date of the Plan; Effect on Prior Plan

        The Plan ~~shall be~~originally became effective on July 17, 2012, and on and after that date no further awards could be granted under the Company's 2007 Stock Plan. The Board approved this amendment and restatement of the Plan on May 16, 2014, subject to approval by the Company's stockholders, and the Plan as so amended and restated will become effective upon its approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on July ~~17, 2012 and the Plan shall be effective as of the date of such stockholder approval. On and after the date of stockholder approval of the Plan, no awards shall be granted under the Company's 2007 Stock Plan, but all outstanding awards previously granted under the 2007 Stock Plan shall remain outstanding in accordance with the terms thereof.~~16, 2014. If the Company's stockholders fail to approve such amendment and restatement of the Plan by August 31, 2014, the Plan will continue in effect in the form in which it existed immediately prior to that date and any Awards made under the Plan that were expressly contingent upon approval of the amendment and restatement of the Plan by the Company's stockholders will be of no effect.

Section 12. Term of the Plan

        No Award shall be granted under the Plan after (i) 10 years from ~~the earlier of~~ the date of stockholder approval of the amendment and restatement of the Plan (or, if the Company's stockholders fail to approve the amendment and restatement of the Plan, 10 years after the original adoption of the Plan by the Board ~~or the date of stockholder approval~~) or (ii) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that in the case of a Performance Award intended to be "qualified performance-based compensation," no such Performance Award shall be granted under the Plan after the first meeting of the Company's stockholders that occurs in the fifth year following the year in which stockholders most recently approved the Performance Goals ~~unless and until the Performance Goals are re-approved by the stockholders~~. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

SUPERVALU INC.

SUPERVALU INC. Headquarters
7075 Flying Cloud Drive
Eden Prairie, MN 55344

July 16, 2014 Annual Meeting of Stockholders

The Annual Meeting will begin at 9:30 a.m., Central Time, at the Hilton Hotel,
3900 American Boulevard West
Bloomington, Minnesota 55437

SUPERVALU INC.

Annual Meeting of
Stockholders
July 16, 2014 at 9:30 a.m. Central

Please bring a current
brokerage statement, letter from your stockbroker
or other proof of stock ownership to the meeting

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SUPERVALU INC. M75938-P53792-Z63291 For Against Abstain For Against Abstain SUPERVALU INC. 7075 FLYING CLOUD DRIVE EDEN PRAIRIE, MN 55344 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 15, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/svu14 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 15, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 2. Ratification of appointment of KPMG LLP as independent registered public accountants Yes No 1h. Wayne C. Sales 1j. John T. Standley 1c. Sam Duncan 1d. Philip L. Francis 1i. Frank A. Savage 1k. Gerald L. Storch 1. Election of Directors Nominees: 1a. Donald R. Chappel 1e. Eric G. Johnson 1g. Matthew E. Rubel 1f. Mathew M. Pendo The Board of Directors recommends you vote FOR the following proposals: 1b. Irwin S. Cohen Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 4. To approve an amended and restated SUPERVALU INC. 2012 Stock Plan 5. To transact such other business as may properly come before the meeting or any adjournment thereof 3. To approve, by non-binding vote, the executive compensation as disclosed in the proxy statement ! ! ! ! ! ! ! ! ! ! ! !

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M75939-P53792-Z63291 ANNUAL MEETING OF STOCKHOLDERS July 16, 2014 9:30 a.m. Central Time Hilton Hotel 3900 American Boulevard West Bloomington, Minnesota 55437 Please bring a current brokerage statement, letter from your stockbroker or other proof of stock ownership to the meeting. This Proxy is solicited on behalf of the Board of Directors of the Company. Address Changes/Comments: _______________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) This Proxy is solicited on behalf of the Board of Directors of the Company. As the stockholder named on this card, you hereby appoint Sam Duncan and Karla C. Robertson, and each of them, as your proxy, with power of substitution, to vote the shares of SUPERVALU common stock at the Annual Meeting as directed on the reverse side. These proxies may also vote, in their discretion, upon all other matters that may properly come before the Annual Meeting, or any adjournment or adjournments thereof. The shares will be voted as if you were personally present at the Annual Meeting. All former proxies are revoked. If not otherwise specified, the shares will be voted as recommended by the Directors. Voting Instructions - You may vote by mail, telephone or Internet. Please follow the instructions on the reverse side of this card. SUPERVALU Employees - If you are a current or former employee of SUPERVALU and own or owned shares of SUPERVALU common stock through a SUPERVALU employee benefit plan, the share ownership as of May 22, 2014 is shown on this card. Your vote will provide voting instructions to the trustees of the plans. If no instructions are given, the trustee will vote shares as to which no directions are received in the same ratio as shares with respect to which directions have been received from other participants, unless contrary to applicable law. The voting deadline for participants in SUPERVALU employee benefit plans is at 11:59 p.m. Eastern Time on July 14, 2014. Householding - If you share the same address and last name as other SUPERVALU stockholders, only one copy of SUPERVALU's Annual Report and Proxy Statement has been mailed to your address. Proxy cards for each SUPERVALU stockholder residing at your address have been mailed under a separate cover. Continued and to be signed on reverse side.